As Filed with the SEC on April 26, 2012

Securities Act File No. 33-12362

Investment Company Act File No. 811-05053

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 38 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 39 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Depositor)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Deborah A. Docs

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW.

Washington, DC 20001

It is proposed that this filing will become effective (Check appropriate space):

☐	immediately upon filing pursuant to paragraphs (b) of Rule 485
☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485
☐	on ( ) pursuant to paragraph (a)(i) of Rule 485
☐	75 days after filing pursuant (a)(ii) of Rule 485
☐	on ( ) pursuant to paragraph (a)(ii) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The MEDLEYTM Program

PROSPECTUS • MAY 1, 2012

This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24 (VCA 24), each of which are explained in this Prospectus.

The following portfolios of The Prudential Series Fund are currently available through VCA 24: Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income and Stock Index. This prospectus sets forth information that a prospective investor should know before investing in the Contracts.

Please read this prospectus before investing and keep it for future reference. To learn more about the Contracts, you may request the annual and semi-annual reports for MEDLEY Participants or the MEDLEY Statement of Additional Information (SAI), dated May 1, 2012. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The table of contents of the SAI appears on page 41 of this prospectus.

The SEC’s web site (http://www.sec.gov) contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI or a Participant report or for Participant questions, call us at: 1-877-778-2100 or write us at: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The SAI, annual report and semi-annual report are also available at www.prudentialfunds.com.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investments are subject to risk, including possible loss of principal. An investment in the contract is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

3	GLOSSARY
3	SPECIAL TERMS
4	FEES & EXPENSES
4	FEE TABLES
5	EXAMPLES
7	SUMMARY
7	ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
8	ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
10	INVESTMENT PRACTICES
16	UNIT VALUE
16	HOW UNIT VALUE IS DETERMINED
17	MANAGEMENT
17	THE COMMITTEE
17	ADVISORY ARRANGEMENTS
19	CONTRACT CHARGES
19	SALES CHARGES & FEES
21	THE CONTRACT
21	INTRODUCTION
21	ACCUMULATION PERIOD
29	ANNUITY PERIOD
30	OTHER INFORMATION
31	ADDITIONAL INFORMATION
31	SALE & DISTRIBUTION
31	FEDERAL TAXATION
31	TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS
34	WITHHOLDING
34	DEATH BENEFITS
34	TAXES ON PRUDENTIAL
34	VOTING RIGHTS
35	LITIGATION
38	POLICIES OF THE VCA ACCOUNTS
39	OTHER INFORMATION
41	TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION
42	APPENDIX
42	DESCRIPTION OF TERMS
44	FINANCIAL HIGHLIGHTS
44	INTRODUCTION
44	VCA 10 FINANCIAL HIGHLIGHTS
46	VCA 11 FINANCIAL HIGHLIGHTS
48	VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .75)

GLOSSARY

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Period: The period that begins with the Contract Date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Accumulation Account: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate ACCUMULATION ACCOUNT for each investment option.

Companion Contract: A fixed dollar group annuity contract issued by The Prudential Insurance Company of America (Prudential) under which contributions may be made for Participants in the MEDLEY Program.

Contract: The group variable annuity contract described in this prospectus.

Contract Date: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order. Contract anniversaries are measured from the Contract Date.

Contractholder: The employer, association or trust to which Prudential has issued a Contract.

Contributions: Payments made under the Contract for the benefit of a Participant.

Good Order: An instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction. Good Order includes receipt of confirmation and all necessary information to insure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined.

Income Period: The period that begins when you start receiving income payments under a Contract.

Investment Options: The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11
(VCA 11) and The Prudential Variable Contract Account-24 (VCA 24).

Non-Qualified Combination Contract: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential or we: The Prudential Insurance Company of America.

Qualified Combination Contract: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Separate Account: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.

Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.

Unit and Unit Value: You are credited with Units of the MEDLEY investment options you select. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.

3

FEES & EXPENSES

FEE TABLES

The following table describes the fees and expenses that you will pay when buying, owning and surrendering the VCA 10 and
VCA 11 Contracts. For more information, see Contract Charges, later in the Prospectus.

VCA 10 & VCA 11 Fee Table
Participant Transaction Expenses*
Sales Load Imposed on Purchases (as a percentage of contributions made)	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)	None
Exchange Fee	None
New Loan Application Fee	$100
Annual Contract Fee (maximum)	$30
Annual Loan Processing Charge (maximum)	$60
Annual Expenses (as a percentage of average net assets)
Mortality and Risk Expense Fees	None
Investment Management Fees	0.25%
Maximum Administrative Fees**	0.75%
Total Annual Expenses	1.00%

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 5%.

** Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the VCA 24 Contract. The first table describes the fees and expenses that you will pay at the time you invest in the Contract, surrender the Contract, or transfer cash value between investment options. For more information, see Contract Charges, later in the Prospectus.

VCA 24 Fee Table
Participant Transaction Expenses*
Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)	None
Exchange Fee	None
New Loan Application Fee	$100

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 5%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the VCA 24 Contract, not including fees and expenses of the Portfolios of The Prudential Series Fund (Series Fund).

VCA 24 Fees
Annual Contract Fee (maximum)	$30
Annual Loan Processing Charge (maximum)	$60
Separate Account Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Fees	None
Administrative Fees*	0.75%
Total Separate Account Annual Expenses	0.75%

* Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement.

4	The MEDLEYTM Program

The next item shows the minimum and maximum total operating expenses charged by the Portfolios of The Prudential Series Fund that you may pay periodically during the time that you invest in the Contract. More detail concerning each Portfolio of The Prudential Series Fund and each Portfolio’s fees and expenses is set forth in the next section and in the prospectus for The Prudential Series Fund.

The Prudential Series Fund: Operating Expense Range
	Minimum	Maximum
Total Annual Portfolio Operating Expenses*	0.38%	0.84%

* Total Annual Portfolio Operating Expenses denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.

Below is more detailed information regarding the expenses of the Portfolios of The Prudential Series Fund for the fiscal year ended December 31, 2011:

Expenses of The Prudential Series Fund Portfolios
	Conservative Balanced	Diversified Bond	Equity	Flexible Managed	Global	Gov’t Income	Stock Index
Investment Management Fee	0.55%	0.40%	0.45%	0.60%	0.75%	0.40%	0.35%
Acquired Fund Fees and Expenses	None	None	None	None	None	None	None
Other Expenses	0.04%	0.03%	0.03%	0.03%	0.09%	0.06%	0.03%
Total Annual Portfolio Operating Expenses	0.59%	0.43%	0.48%	0.63%	0.84%	0.46%	0.38%

EXAMPLES

The following expense examples will help you compare the fees and expenses of the VCA 10, VCA 11 and VCA 24 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the tables appearing in the “Fee Tables” section of this Prospectus. Actual expenses may be greater or less than those shown. For the VCA 24 Contract, the examples assume the maximum fees and expenses for any of the available Portfolios of The Prudential Series Fund.

The expense examples assume that you invest $10,000 at the beginning of the period and that your investment returns 5% annually. The examples assume that, at the end of each indicated period, you surrender your Contract, or annuitize your Contract, or that you do not surrender your Contract. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

VCA 10 & VCA 11 Examples*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$102	$318	$552	$1,225
If Contract Annuitized:	$102	$318	$552	$1,225
If Contract is Not Surrendered:	$102	$318	$552	$1,225

* The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

VCA 24 Examples*
	1 Year	3 Years	5 Years	10 Years
If Contract Surrendered:	$168	$521	898	$1,956
If Contract Annuitized:	$168	$521	898	$1,956
If Contract is Not Surrendered:	$168	$521	898	$1,956

If Contract Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$60	$189	$329	$738
Diversified Bond	$44	$138	$241	$542
Equity	$49	$154	$269	$604
Flexible Managed	$64	$202	$351	$786
Global	$86	$268	$466	$1,037

5

If Contract Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Government Income	$47	$148	$258	$579
Stock Index	$39	$122	$213	$480

If Contract Annuitized or Not Surrendered at End of Applicable Time Period:*
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced	$60	$189	$329	$738
Diversified Bond	$44	$138	$241	$542
Equity	$49	$154	$269	$604
Flexible Managed	$64	$202	$351	$786
Global	$86	$268	$466	$1,037
Government Income	$47	$148	$258	$579
Stock Index	$39	$122	$213	$480

* The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

The Financial Highlights and Accumulation Unit Value Tables appear at the end of this Prospectus.

6	The MEDLEYTM Program

SUMMARY

ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM

The Contracts

Five of the six group variable annuity contracts that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases—an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase—the income period—occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is a “Participant.”

The MEDLEY Program

The following six group annuity contracts make up the MEDLEY Program:

  VCA 10 Contract—which provides for contributions to be invested in VCA 10.
  VCA 11 Contract—which provides for contributions to be invested in VCA 11.
  VCA 24 Contract—which provides for contributions to be invested in one or more of the Portfolios of The Prudential Series Fund.
  Qualified Combination Contract—is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
  Non-Qualified Combination Contract—is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
  Companion Contract—is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)

Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder’s selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the address shown on the cover of this prospectus.

Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.

Contributions

Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.

Charges

No sales charge is deducted when a contribution is made. An annual account charge may be made. The annual account charge will not exceed $30 in any calendar year and will be divided up among your investment options.

VCA 10 and VCA 11 are subject to fees for investment management and administration services. VCA 24 is subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.

7

Withdrawals & Transfers

As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

All written withdrawal requests and death benefit claims relating to a Participant’s interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:

  by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 or
  by fax to Prudential Retirement, Attn: Client Services at (866) 439-8602.

In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential in Good Order.

In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

Transaction requests (including death benefit claims) received directly by Prudential in Good Order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day.

Note: Prudential does not guarantee access to telephonic, facsimile, internet or any other electronic information or that it will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can Prudential provide any assurances as to the delivery of transaction instructions submitted by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which Prudential will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS

Prudential

Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential’s financial statements are included in the SAI.

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its main offices are located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Investment Options & The Prudential Series Fund

VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses.

VCA 10 and VCA 11 are registered with the SEC as open-end, diversified management investment companies. VCA 24 is registered with the SEC as a unit investment trust, which is another type of investment company.

8	The MEDLEYTM Program

If VCA 24 is available under your Program, you may invest in one or more of the portfolios of The Prudential Series Fund (Series Fund). Like VCA 10 and VCA 11, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (including VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.

Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential and the Series Fund Board of Trustees monitor events in order to identify any material conflicts.

9

INVESTMENT PRACTICES

Investment Objectives & Policies

Investment Practices

Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which may affect the level of risk and return of your investment. There is no guarantee that VCA 10, VCA 11 or any of the Series Fund portfolios will meet their objectives.

Investment Objectives & Policies: VCA 10

VCA 10’s investment objective is long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations. VCA 10 may also invest in preferred stocks, warrants and bonds that can be converted into a company’s common stock or other equity security.

Equity securities are subject to company risk and market risk. Company risk is the risk that the value or price of a particular stock or other equity-related security owned by VCA 10 could go down and you could lose money. In addition, equity investments are subject to market risk, the risk that the value of the equity markets or a sector of those markets in which VCA 10 invests could go down. VCA 10’s holdings can vary from broad market indexes, and the performance of VCA 10 can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like Standard & Poor’s Ratings Group or Moody’s Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. Investment in debt instruments involves a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay some or all of the principal and interest when due (credit risk); the risk that VCA 10 may not be able to sell some or all of the instruments it holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk).

VCA 10 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. Although not a principal strategy, VCA 10 may also invest in other foreign securities, including foreign securities traded on foreign exchanges or markets. VCA 10’s investment in foreign securities is limited to a maximum of 30% of its total assets.

Investment in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of a Portfolio’s foreign securities; and foreign holdings. ADRs and ADSs may be subject to fewer risks than direct investments in foreign securities because they may be traded on more liquid markets and the companies are usually subject to financial reporting standards similar to those applicable to U.S. companies.

VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day—once the daily limit has been reached, no trades may be made that

10	The MEDLEYTM Program

day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

We may also purchase and sell futures contracts on foreign currencies or groups of foreign currencies.

In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10—as a covered call option writer—is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

VCA 10 may invest in securities backed by real estate or shares of real estate investment trusts—called REITs—that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not—such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 10 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collateralized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.

VCA 10 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.

Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.”

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Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10’s obligation to repurchase the securities.

From time to time, VCA 10 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 10 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same - to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10’s total return will be less than if we had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 10 may also use forward foreign currency exchange contracts. VCA 10’s successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 10 may lend its portfolio securities.

VCA 10 may invest up to 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10’s net asset value. The 15% limit is applied as of the date VCA 10 purchases an illiquid security. It is possible that VCA 10’s holding of illiquid securities could exceed the 15% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 10, because it may be unable to sell the illiquid securities at an advantageous time or price.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 10 could lose value, and you could lose money.

More information about some of the investment techniques described above is provided in the SAI.

Investment Objectives & Policies: VCA 11

VCA 11’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. To achieve this objective, we invest in a diversified portfolio of short-term debt obligations issued by the U.S. Government, its agencies and instrumentalities, which include but are not limited to, direct obligations issued by the U.S. Treasury and obligations of certain entities that may be chartered or sponsored by acts of Congress, such as the Government National Mortgage Association (GNMA), the Farmers Home Administration, the Export-Import Bank, the Small Business Administration and senior unsecured debt guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program (which consists of qualifying debt of eligible institutions, including, among others, U.S. bank holding companies and insured depository institutions). The Fund may also invest in obligations issued by other U.S. Government entities that may be chartered or sponsored by Acts of Congress, but which are not backed by the full faith and credit of the United States.

12	The MEDLEYTM Program

We make investments that meet specific rules designed for money market mutual funds, including Rule 2a-7 of the Investment Company Act of 1940, as amended (the Investment Company Act, or the 1940 Act). As such, we will not acquire any security with a remaining period to repayment of principal exceeding 397 days, and we will maintain a dollar-weighted average portfolio maturity of 60 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two rating services (or if only one rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. (See the Appendix to this prospectus for more information on these requirements.)

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. Certificates of deposit, time deposits, bankers’ acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

VCA 11 may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return VCA 11 will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to VCA 11.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations. In loan participations, VCA 11 will have a contractual relationship with the lender but not with the borrower. This means VCA 11 will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, VCA 11 may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.

From time to time, VCA 11 may invest in repurchase agreements. In a repurchase agreement one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short—possibly overnight or a few days—though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 11 will only enter into repurchase agreements that are fully collateralized. VCA 11 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 11 may enter into joint repurchase transactions with other Prudential investment companies.

From time to time, VCA 11 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 11 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 11 may invest up to 5% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 11’s net asset value. The 5% limit is applied as of the date VCA 11 purchases an illiquid security. It is possible that VCA 11’s holding of illiquid securities could exceed the 10% limit, for example as a result of market developments or redemptions. An investment in illiquid securities may reduce the returns of VCA 11, because it may be unable to sell the illiquid securities at an advantageous time or price.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

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Since VCA 11 invests only in money market instruments, there is not likely to be an opportunity for capital appreciation. Investment in debt instruments, including money market instruments, involves a variety of risks, including the risk that an issuer or guarantor of the instrument will be unable to pay some or all of the principal and interest when due (credit risk); the risk that VCA 11 may not be able to sell some or all of the instruments it holds, either at the price it values the instrument or at any price (liquidity risk); and the risk that the rates of interest income generated by the instruments may decline due to a decrease in market interest rates and that the market prices of the instruments may decline due to an increase in market interest rates (interest rate risk). There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 11 could lose value, and you could lose money.

VCA 11’s investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments may adversely affect the value of foreign securities. VCA 11’s foreign securities may also be affected by changes in foreign currency rates. These effects would be linked to the ability of the issuer to repay the debt in U.S. dollars.

VCA-11 may choose to invest in certain student loan short-term notes issued by Straight-A Funding LLC that benefit from a liquidity facility provided by the Federal Financing Bank (FFB), which such investment being made in reliance on no-action relief issued by the Commission that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7. The obligation of FFB, an instrumentality of the U.S. government acting under the supervision of the Secretary of the Treasury, under the liquidity facility is conditioned on Straight-A Funding LLC not being in bankruptcy and staying within specified funding limits.

More information about some of the investment techniques described above is provided in the SAI.

An investment in VCA 11 is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although VCA 11 seeks to preserve the value of your investment, it is possible to lose money by investing in VCA 11.

The Series Fund Portfolios

We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts.

Conservative Balanced Portfolio. A total investment return consistent with a conservatively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and common stocks.

Diversified Bond Portfolio. A high level of income over a longer term while providing reasonable safety of capital. To achieve this objective, we invest primarily in higher-grade debt obligations and high-quality money market investments.

Equity Portfolio. Capital appreciation. To achieve this objective, we invest primarily in common stocks of major established corporations as well as smaller companies, that appear to offer attractive prospects of price appreciation.

Flexible Managed Portfolio. A high total return consistent with an aggressively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and equity securities.

Global Portfolio. Long-term growth of capital. To achieve this objective, we invest primarily in common stocks (or their equivalents) of foreign and U.S. companies.

Government Income Portfolio. A high level of income over the long term consistent with the preservation of capital. To achieve this objective, we invest primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established by the U.S. Government.

Stock Index Portfolio. Investment results that generally correspond to the performance of publicly traded common stocks. To achieve this objective, we attempt to duplicate the price and yield performance of the Standard & Poor’s 500 Stock Price Index.

The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities, which are also referred to as “junk” bonds. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may

14	The MEDLEYTM Program

not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The investment policies, restrictions and risks associated with each of these seven portfolios are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund’s SAI.

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UNIT VALUE

HOW UNIT VALUE IS DETERMINED

To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the Series Fund are described in the accompanying Series Fund prospectus.

The Unit Value for VCA 10 and VCA 11 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange’s regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 10 and VCA 11 do not price their Unit Values on days when the NYSE is closed but the primary markets for VCA 10’s and VCA 11’s foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 10 and VCA 11 will ordinarily price their Unit Value on days the NYSE is open but foreign securities markets are closed.

Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All short-term debt securities held by VCA 11 are valued at amortized cost. Short-term debt securities having remaining maturities of 60 days or less held by VCA 10 are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded, which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Securities for which no market quotations are available will be valued at fair value under the direction of the VCA 10 or VCA 11 Committee. VCA 10 and VCA 11 also may use fair value pricing if they determine that a market quotation is not reliable. Securities subject to fair value pricing may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into debt and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that VCA 10 or VCA 11 believes were priced incorrectly. A significant event is an event, such as a political or market event that has caused a market quotation to no longer reflect the value at the time that the unit value of VCA 10 or VCA 11 is determined. The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that VCA 10 or VCA 11 could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which VCA 10 or VCA 11 determines its unit value.

16	The MEDLEYTM Program

MANAGEMENT

THE COMMITTEE

VCA 10 and VCA 11 each has a Committee—similar to a board of directors—that provides general supervision. A majority of the members of each Committee are not “interested persons” of Prudential Financial or its affiliates, as defined by the Investment Company Act. Information about the Series Fund’s Board of Trustees is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.

ADVISORY ARRANGEMENTS

Prudential Investments LLC (PI) serves as investment manager to VCA 10 and VCA 11. PI is located at Gateway Center Three,
100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2011, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $160.5 billion.

Under management agreements with VCA 10 and 11, PI manages VCA 10 and 11’s investment operations and administers their business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10, and 0.25% of the average daily net assets of VCA 11. Under the management agreement with VCA 10 and 11, PI is responsible for selecting and monitoring one or more subadvisors to handle the day-to-day investment management of VCA 10 and 11. PI, not VCA 10 and 11, pays the fees of the subadvisors. Pursuant to an order issued by the SEC, VCA 10 and 11 may add or change a subadvisor, or change the agreement with a subadvisor, if PI and VCA 10 and 11’s Committee concludes that doing so is in the best interests of VCA 10 and 11 Contractowners and Participants. VCA 10 and 11 can make these changes without Contractowner/Participant approval, but will notify Contractowners/Participants investing in VCA 10 and 11 of any such change.

VCA 10’s current subadvisor is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary located at 466 Lexington Avenue, New York, New York 10017. PI pays Jennison a subadvisory fee equal to 0.20% annually of the average daily net assets under Jennison’s management.

VCA 11’s current subadvisor is Prudential Investment Management, Inc. (PIM), a Prudential Financial subsidiary, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. Under its agreement with PIM, PI pays PIM a subadvisory fee equal to 0.06% annually of the average daily net assets under PIM’s management.

Jennison and PIM may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 and 11 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

David A. Kiefer is the portfolio manager of VCA 10 and has day-to-day management responsibility over all aspects of VCA 10’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison. Mr. Kiefer joined Jennison Associates in September 2000 when Prudential’s public equity asset management capablities merged into Jennison. Mr. Kiefer has been managing large cap diversified assets since 1999 and the Large Cap Blend Equity strategy since 2000. Additionally, he became head of Large Cap Value Equity and began co-managing the Large Cap Value Equity strategy in 2004 and the Natural Resources Equity strategy in 2005. He managed the Prudential Jennison Utility Fund from 1994 to mid-2005. Mr. Kiefer joined Prudential’s management training program in 1986. From 1988 to 1990, he worked at Prudential Power Funding Associates, making loans to the utility and power industries. Mr. Kiefer then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a BS from Princeton University and an MBA from Harvard Business School. He has managed VCA 10 since September 2000.

The portfolio manager for VCA 10 is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio

17

holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about Mr. Kiefer’s compensation, other accounts that he manages, and his ownership of VCA 10 securities.

A discussion of the factors considered by the VCA 10 Committee and VCA 11 Committee in re-approving the advisory agreements for VCA 10 & VCA 11 appears in the most recent semi-annual report for the VCA Accounts.

18	The MEDLEYTM Program

CONTRACT CHARGES

SALES CHARGES & FEES

Deferred Sales Charge

A deferred sales charge may be imposed if contributions are withdrawn within seven years after you begin participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been participating in the MEDLEY Program, the year in which the withdrawal is made, and the kind of retirement arrangement that covers the Participant. Such participation in the MEDLEY Program ends on the date when the Participant account under the Contract is cancelled. Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions. The maximum deferred sales charges that may be imposed are as follows:

Up to 1 Year: 7%
1 Year up to 2 Years: 6%
2 Years up to 3 Years: 5%
3 Years up to 4 Years: 4%
4 Years up to 5 Years: 3%
5 Years up to 6 Years: 2%
6 Years up to 7 Years: 1%
7 Years and After: 0%

Note: Effective as of October 1, 2009, Prudential has waived all deferred sales charges. As a result, no deferred sales charge will be imposed upon withdrawal of contributions during Years 1 through 7.

Annual Account Fee

Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.

If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made—in which case, the full account fee will be charged.

The total annual account charge with respect to all of a Participant’s accounts will not be greater than $30. The charge will first be made against a Participant’s account under a fixed-dollar Companion Contract or fixed rate option of a Combination Contract. If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant’s account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant’s VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant’s accounts in VCA 24.

Charge for Administrative Expense and Investment Management Services

Like many other variable annuity contracts, VCA 10 and VCA 11 are subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 and VCA 11 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.

VCA 10 and VCA 11 are each charged an annual investment management fee of 0.25% of their average daily net assets. In addition, each is also charged a maximum annual administration fee of 0.75% of its average daily net assets. Prudential may impose a reduced administrative fee where warranted by economies of scale and the expense characteristics of the contractholder’s retirement arrangement. VCA 24 is subject to a maximum annual administrative fee of 0.75% of its average daily net assets.

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Although VCA 24 itself does not pay an investment management fee, the Series Fund Portfolios do as follows:

The Prudential Series Fund: Investment Management Fees
Portfolio	Investment Management Fee
Conservative Balanced	0.55%
Diversified Bond	0.40%
Equity	0.45%
Flexible Managed	0.60%
Global	0.75%
Government Income	0.40%
Stock Index	0.35%

Other expenses incurred by the Series Fund portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund’s custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.

Loan Charges

Loans under the Contract involve fees, including an application fee of up to $100 and an annual processing charge of up to $60. Loans also include interest payment and other requirements. For more information, see Loan Program later in the Prospectus.

Modification of Charges

Under certain of the Contracts, Prudential may impose lower account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party.

20	The MEDLEYTM Program

THE CONTRACT

INTRODUCTION

The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually—although not always—have the rights under the Contract described in this prospectus.

You should check the provisions of your employer’s plan or any agreements with your employer to see if there are any limitations on your Contract rights. For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.

ACCUMULATION PERIOD

Contributions

In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.

You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus—or if some other organization provides the recordkeeping services under your Contract, by contacting them; or by calling Prudential Retirement at 1-877-778-2100, or on-line at www.prudential.com/online/retirement.

When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

  If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.
  If the Contractholder has purchased MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

Unit Value

Unit Values are determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10 and VCA 11 is determined by dividing the current day’s net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets. The gross change factor for VCA 24 is calculated by dividing the current day’s net asset value per share of the applicable portfolio of the Series Fund by the previous day’s net asset value per share.

Withdrawal of Contributions

Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal Revenue Code, contributions made from a Participant’s own salary (before taxes) cannot be withdrawn unless the Participant is at least 59½ years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary may sometimes

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be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

Retirement arrangements that are not covered by Sections 401(a)or 403(b)of the Internal Revenue Code are subject to different limitations. For example, Section 457 Plans usually allow withdrawals only when the Participant reaches 70½ years of age, no longer works for his or her employer or for unforeseeable emergencies.

Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your contract.

Spousal Consent Rules for Retirement Plans—Qualified Contracts

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Depending on the design of your plan, less stringent spousal consent rules may apply.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.

Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.

Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.

22	The MEDLEYTM Program

Systematic Withdrawal Plan

If you are at least 59½ years old, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.

Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59½ may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)

Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:

  First, VCA 11 Units,
  Next VCA 10 Units,
  Next, Units in the Equity Portfolio of the Series Fund,
  Next, Units in the Diversified Bond Portfolio of the Series Fund,
  Next, Units in the Conservative Balanced Portfolio of the Series Fund,
  Next, Units in the Flexible Managed Portfolio of the Series Fund,
  Next, Units in the Stock Index Portfolio of the Series Fund,
  Next, Units in the Government Income Portfolio of the Series Fund, and
  Next, Units in the Global Portfolio of the Series Fund.

Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

Death Benefits

In the event a Participant dies before the income period under a Contract, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units on the day we receive the claim in good order, less the annual account fee.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as an annuity, or a combination of the three, subject to the required minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If you do not make an election, your beneficiary may choose from these same four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a one-sum cash payment equal to the aggregate value of the Participant’s Units less the annual account fee.

Required Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.

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ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, contain the signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.

Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose—just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units—less the annual account charge—as of the date of cancellation.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days’ notice to the Contractholder. (Some Contracts require 90 days’ advance notice.)

Transfer Payments

Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In order to make a transfer, you need to provide us with a completed written transfer request form or a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.

Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.

Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b)of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder’s request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.

24	The MEDLEYTM Program

If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants’ Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.

Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.

During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.

Some states may not allow these privileges.

Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by Prudential Investments LLC. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features—such as a minimum death benefit—as the MEDLEY Contracts.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.

Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant’s mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant’s current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.

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Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.

Loan Program

The loans described in this section are generally available to Participants in 401(a) and 403(b) Programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the Loan Program comply with all Contract qualification requirements including the ERISA regulations.

The loans described in this section (which involve the variable investment options) work as follows:

A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this Loan Program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the Account Balance used for security on the loan. The term “Participant” for purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the Plan, including a Participant whose employment with a Plan Sponsor has ended.

Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application (“Application”) to Prudential that has been signed by the Participant and Prudential must approve the loan.

If permitted under the Contract, Automated Loans (Loans Requested Via Telephone or Internet)—An active Participant may apply for a loan by submitting an Application, in a form prescribed by Prudential and consistent with the terms of this Loan Program, to Prudential by authorized electronic means. The date and time of receipt will be appropriately recorded.

An Application fee of up to $100 for The MEDLEY Program will be charged to participants for each new loan and it is not refundable. In addition, there is an annual processing charge of up to $60 for The MEDLEY Program that will be deducted from a participant’s account.

Availability of Participant Loans. If permitted under the terms of the Contract, Participant loans must be made available to Participants in a reasonably equivalent manner. Prudential may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the Plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A Participant may not make, and the Plan will not accept, a Direct Rollover of a loan from the plan of a Participant’s former employer.

Reasonable Rate of Interest. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Contract will prescribe a means of establishing a reasonable interest rate, which has been determined to approximate a commercially reasonable rate for the Participant loans. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. These rights will only apply to a loan issued after the change(s) takes effect.

Adequate Security. All Participant loans must be adequately secured. The Participant’s vested Account Balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant’s vested Account Balance, determined immediately after the origination of each loan.

Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan generally must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the Plan. If permitted by the Contract, Loan repayments may be made by a deduction from each payroll following issuance of the loan. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. The Employer intends to remit repayments by payroll deduction substantially on the 45th calendar day from the loan issuance date. Should loan repayments not be possible from payroll, payments will be due directly from the participant by check or similar payment method. Should a participant not be expected to

26	The MEDLEYTM Program

be able to use payroll repayment or to return promptly to payroll payment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.

Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due but less than the total outstanding balance must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.

Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the Plan for up to
12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant’s return to employment (or after the end of the 12-month period, if earlier), the Participant’s outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.

Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code §414(u)(4). Upon the Participant’s return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant’s military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant’s military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).

Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:

  $50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the Plan as of the date such loan is made), or
  One-half (½) of the Participant’s vested Account Balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.

The minimum loan amount is as specified in the Contract, or if not specified, $1,000 as determined by Prudential and permitted under 29 CFR §2550.408b-1(b)(2). For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower’s default and pursuant to Treas. Reg. §1.72(p)-1, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).

This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant’s interest in the Plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the Plan will be treated as loan under this Section. Since Prudential cannot monitor a Participant’s loan activity relating to other plans offered to Participant’s, it is the Participant’s responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution.

Only one outstanding loan is allowed per Participant.

A Participant may not renegotiate a loan.

Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution. Unless requested otherwise on the Participant’s loan application, a Participant loan will be made equally from all investment funds in which the

27

applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, Loan repayments will be invested according to the participant’s investment allocation for current contributions unless otherwise elected by the participant.

Procedures for Loan Default. If the Plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant’s control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.

Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:

  Failure to pay on time (including within any grace period allowed under loan procedures used for the Plan);
  Death of the participant;
  Failure to pay on time any other or future debts to the Plan;
  Any statement or representation by the participant in connection with the loan which is false or incomplete in any material respect;
  Failure of the participant to comply with any of the terms of this Note and other Loan Documentation;

When the participant becomes insolvent or bankrupt

A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the grace period or no later than calendar quarter following the calendar quarter in which the missed payment was due.

If a Participant defaults on a Participant loan, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. The Plan may not offset the Participant’s Account Balance until the Participant is otherwise entitled to an immediate distribution of the portion of the Account Balance that will be offset and such amount being offset is available as security on the loan,. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.

Pending the offset of a Participant’s Account Balance following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001:

  Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.
  A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the Plan as a taxable distribution.

The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.

Loan Repayments may continue beyond termination of employment.

However, if permitted under the terms of the plan, on or about May 29, 2012, a loan will also default when the Participant who has terminated employment, and continued the loan, first takes a distribution of any portion of the Account Value,

A participant may not request a Direct Rollover of the loan note.

Modified Procedures. Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper.

28	The MEDLEYTM Program

ANNUITY PERIOD

Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse’s consent must be signed, and notarized or witnessed by an authorized plan representative.

Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential’s general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential’s general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the Securities Act) nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Available Forms of Annuity

Option 1—Life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made—60, 120, 180 or 240 months—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.

Option 2—Annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.

Option 3—Joint and survivor annuity with payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime.

When you purchase this type of annuity you will be asked to:

  specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) and set the percentage of the monthly payment—for example, 33% or 66% or even 100%—you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.

If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.

Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity are available under the Contracts.

Purchasing the Annuity

Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in Good Order and you will receive your first annuity payment within one month after that. If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder—less any applicable taxes on annuity considerations—will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity

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purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.) The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.

Schedule of Variable Annuity Purchase Rates. The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

Deductions for Taxes on Annuity Considerations. Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.

OTHER INFORMATION

Assignment

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

Changes in the Contracts

We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.

Some Contracts also provide that after they have been in effect for five years, Prudential may change:

  the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses, the minimum contribution amount, and
  the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).

These changes would apply to all of your contributions, regardless of when they were made.

Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.

We reserve the right to operate VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC’s permission and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Reports

At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.

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ADDITIONAL INFORMATION

SALE & DISTRIBUTION

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

FEDERAL TAXATION

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples, domestic partners or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions, domestic partners or marriages of the same sex. Therefore, we cannot permit a civil union partner, domestic partner or same-sex spouse to continue the annuity upon the death of the first partner under the annuity’s “spousal continuance” provision. Civil union couples, domestic partners and spouses of the same sex should consider that limitation before selecting a spousal benefit under the annuity. The information provided is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice.

TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b)(Section403(b)plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” below, which may be applicable in certain circumstances.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 403(b) or Roth 457 account, if offered by your employer, or contributions to a Roth IRA are not deductible.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.

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Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 10-year income averaging rule, which may be available to individuals born prior to January 1, 1936. Qualified distributions from a Roth 403(b) account, Roth 457 account or Roth IRA are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account are never subject to federal income tax.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the “Taxes on Withdrawals and Surrender” section below. Participants contemplating a withdrawal should consult a qualified tax adviser.

Required Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70½ or (2) you retire. The following exceptions apply:

  For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.
  For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April1 of the calendar year following the year you attain age 70½. Roth IRAs are not subject to Required Minimum Distribution rules during the Owner’s lifetime.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations.

Distributions to beneficiaries are also subject to required minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the required minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.

Special rules apply where your spouse is your designated beneficiary.

If you or your beneficiary does not meet the required minimum distribution requirements, an excise tax applies.

Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.

In addition, in order to comply with the regulations, we will only process certain transactions (e.g, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

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Non-qualified Arrangements Using the Contracts

Taxes Payable by Participants. Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender. Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.

If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.

If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments. A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Penalty Taxes on Withdrawals and Annuity Payments. Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

  the amount is paid on or after you attain age 59½ or die;
  the amount received is attributable to your becoming disabled, as defined under federal tax law;
  the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or
  the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59½ (or before the end of the five year period beginning with the first payment and ending after age 59½, if later), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution requirements apply upon death of a Participant as discussed further below.

Required Distributions Upon Death of Participant

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

  If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
  If the Participant dies before the annuity date, the entire interest in the Contract must be distributed by December 31 of the year including the five year anniversary of the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin by December 31 of the year following the year of the death of the Participant, the value of the Contract may be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

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  If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

Note that under the Worker, Retiree and Employer Recovery Act of 2008, Required Minimum Distributions were suspended for 2009 for IRAs and certain defined contribution plans and resume in 2010. If the beneficiary elects to receive full distribution by December 31 of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31 of the six year anniversary of the date of death.

Entity Owners

Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.

WITHHOLDING

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rulesif withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to:
(1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions.

Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

DEATH BENEFITS

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

TAXES ON PRUDENTIAL

VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

VOTING RIGHTS

VCA 10 and VCA 11 may call meetings of their Participants, just like other mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote. With respect to VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 24 Participants/Contractholders, as those Participants/Contractholders direct.

Meetings are not necessarily held every year. VCA 10 and VCA 11 meetings may be called for such purposes as to elect Committee Members, vote on amendments to investment management for such purposes as agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10 and VCA 11, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.

Prudential votes on behalf of the VCA 24 Participants/Contractholders on matters relating to the Series Fund. Participants/Contractholders can direct how Prudential will vote for them.

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As a VCA 10 or VCA 11 Participant/Contractholder, you are entitled to the number of votes that corresponds to the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 10 or VCA 11, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential’s votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of those who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.

LITIGATION

Prudential (the Company) is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and proscribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class.

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In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiffs appealed the dismissal.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation and adverse publicity.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential Insurance and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. The Company has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. The appeal has been argued and is submitted for decision.

From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining 42 plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs.

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In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court has not yet ruled on State Street’s counterclaims and has reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees.

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. The motion for class certification of the state law claims is pending.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes,

37

however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

POLICIES OF THE VCA ACCOUNTS

Disclosure of Portfolio Holdings

A description of the policies and procedures of the VCA Accounts with respect to the disclosure of portfolio securities is described in the Statement of Additional Information.

Frequent Trading Policy of VCA 24

The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria.

In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

  Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
  Restriction . A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or facsimile for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.
  Action by an Underlying Fund . The Prudential Series Fund portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.

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The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Frequent Trading Policy of VCA 10

VCA 10 seeks to prevent patterns of frequent purchases and redemptions of VCA 10 Units by Contractholders and Participants. Frequent purchases and sales of VCA 10 Units may adversely affect VCA 10 performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 10 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 10’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 10 cannot predict how much cash it will have to invest. In addition, if VCA 10 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 10 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor’s frequent trading strategy.

VCA 10 does not knowingly accommodate or permit frequent trading, and the VCA 10 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.

Trading in VCA 10 is subject to the procedures, warnings and restrictions outlined in the previous section for VCA 24. Therefore, under the Contracts, trading by Contractholders and Participants in VCA 24 investment options and VCA 10 are subject to the same overall restrictions on frequent trading.

Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 10 to prevent such trading, there is no guarantee that VCA 10 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 10 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.

Because VCA 11 is a fund that is not generally designed for long-term investing, and frequent trading of VCA 11 Units does not generally present risks to other investors in VCA 11, the Committee has determined that, at the present time, VCA 11 need not adopt policies and procedures to limit frequent trading of VCA 11 Units.

Service Providers

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act. The entities engaged by us may change over time. As of December 31, 2011, non-affiliated entities that could be deemed service providers to separate accounts funding the Contracts consisted of the following: Broadridge (proxy tabulation services) located at 60 Research Road, Hingham, MA 02043; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Ave Scranton, PA 18503; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301; State Street Bank—Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania, Kansas City, MO 64105; Broadridge (fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 1981 Marcus Avenue Lake Success, NY 11042.

OTHER INFORMATION

Registration statements under the Securities Act of 1933 have been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

39

For further information, you may also contact Prudential’s office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100.

40	The MEDLEYTM Program

TABLE OF CONTENTS: STATEMENT OF ADDITIONAL INFORMATION

Table of Contents—Statement of Additional Information

Investment Management & Administration of VCA 10, VCA 11 and VCA 24	3
Management & Advisory Arrangements	3
Fundamental Investment Restrictions Adopted by VCA 10 and VCA 11	8
Non-Fundamental Investment Restrictions adopted by VCA 10 and VCA 11	9
Investment Restrictions Imposed by State Law	10
Additional Information About Financial Futures Contracts	12
Additional Information About Options	12
Forward Foreign Currency Exchange Contracts	16
Interest Rate Swap Transactions	16
Loans of Portfolio Securities	17
Portfolio Turnover Rate	17
Portfolio Brokerage and Related Practices	18
Custody of Securities	19

The VCA 10 and VCA 11 Committees and Officers	20
Management of VCA 10 and VCA 11	20

Policies of VCA 10 and VCA 11	27
Proxy Voting & Recordkeeping	27
Disclosure of Portfolio Holdings	29

Information About Prudential	31
Executive Officers and Directors of The Prudential Insurance Company of America	31

Sale of Group Variable Annuity Contracts	34
Information About Contract Sales	34

Financial Statements	35

41

APPENDIX

DESCRIPTION OF TERMS

Some of the terms used in this Prospectus to describe the investment objective and policies of VCA 11 are further explained below.

The term “money market” refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers’ acceptances, which are generally referred to as money market instruments.

“U.S. Government obligations” are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

“Bank obligations” include (1) “Certificates of deposit” which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year); (2) “Bankers’ acceptances” which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3)”Time deposits” which are non-negotiable deposits in a bank for a fixed period of time.

“Commercial paper” consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows: A Prime rating is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (Moody’s). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody’s in assigning ratings are the following:
(1) evaluation of the management of the issuer: (2) economic evaluation of the issuer’s industry or industries and appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relating to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor’s Ratings Group (S&P) has the following characteristics as determined by S&P; liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer’s industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

“Other corporate obligations” are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

  Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
  Bonds rated AA by S&P are judged by SP to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

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A “first tier” security is either (1) an “eligible security” that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two nationally recognized statistical rating organizations (NRSROs)* (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (2) is an unrated short-term security of comparable quality as determined by the investment manager under the supervision of the VCA 11 Committee.

A “second tier” security is any “eligible security” other than a “first-tier” security.

* There are other NRSROs, in addition to S&P and Moody’s that use similar methodologies to rate debt securities.

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FINANCIAL HIGHLIGHTS

INTRODUCTION

The following financial highlights for the years ended December 31, 2011, 2010, 2009, 2008, 2007, 2006, 2005 and 2004 were derived from financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for each of the years prior to and including the year ended December 31, 2003 have been audited by another independent registered public accounting firm, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in the Annual Reports for VCA 10 and VCA 11, which is available, at no charge, as described on the back cover of this prospectus.

VCA 10 FINANCIAL HIGHLIGHTS

Income and Capital Changes Per Accumulation Unit* (For an Accumulation Unit outstanding throughout the period)
	Period Ended December 31, 2011
	Standard Contract	0.50% Contract	0.45% Contract†
Investment Income	$.1448	$ .1559	$ .1203
Expenses
Investment management fee	(.0250)	(.0270)	(.0200)
Administrative expenses	(.0749)	(.0270)	(.0160)
Net Investment Income	.0449	.1019	.0843
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	(.7945)	(.8579)	(1.5558)
Net Increase (Decrease) in Accumulation Unit Value	(.7496)	(.7560)	(1.4715)
Accumulation Unit Value
Beginning of period	10.1094	10.8705	11.5905
End of period	$ 9.3598	$10.1145	$10.1190
Total Return**	(7.41%)	(6.95%)	(12.70%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%††
Ratio of Net Investment Income To Average Net Assets***	.44%	.94%	1.03%††
Portfolio Turnover Rate	56%	56%	56%
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	15,386	205	1,001
†Inception Date — April 1, 2011.††Annualized.

.
	2010	2009	2008	2007	2006	2005	2004	2003	2002
Investment Income	$.1531	$.1215	$.1628	$.1753	$.1539	$.1061	$.1198	$.0827	$.0760
Expenses
Investment Management Fee	(.0227)	(.0186)	(.0226)	(.0274)	(.0237)	(.0193)	(.0170)	(.0142)	(.0143)
Assuming Mortality & Expense Risks	(.0678)	(.0557)	(.0677)	(.0821)	(.0710)	(.0600)	(.0522)	(.0424)	(.0429)
Net Investment Income	.0626	.0472	.0725	.0658	.0592	.0268	.0506	.0261	.0188
Capital Changes
Net realized and unrealized gain (loss) on investment transactions	.9846	2.8854	(4.8662)	.5349	1.2536	1.4684	.6051	1.7518	(1.5310)
Net Increase (Decrease) in Accumulation Unit Value	1.0472	2.9326	(4.7937)	.6007	1.3128	1.4952	.6557	1.7779	(1.5122)
Accumulation Unit Value
Beginning of Year	9.0708	6.1382	10.9319	10.3312	9.0184	7.5232	6.8675	5.0896	6.6018
End of Year	$10.1180	$9.0708	$6.1382	$10.9319	$10.3312	$9.0184	$7.5232	$6.8675	$5.0896
Total Return**	11.54%	47.78%	(43.85)%	5.81%	14.56%	19.87%	9.55%	34.93%	(22.91)%

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.
	2010	2009	2008	2007	2006	2005	2004	2003	2002
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Average Net Investment Income to Average Net Assets***	.69%	1.00%	1.01%	.60%	.62%	.32%	.72%	.45%	.33%
Portfolio Turnover Rate	70%	62%	81%	65%	60%	51%	62%	63%	70%
Number of Accumulation Units Outstanding For Participants at end of year (000 omitted)	18,330	20,072	21,633	24,945	27,921	33,107	36,252	39,109	41,632

* Calculated by accumulating the actual per unit amounts daily.

** Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.

*** These calculations exclude PICA’s equity in VCA 10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

Prudential issues standard VCA 10 contracts (the “Standard Contracts”), with total annual expenses of 1.00% (as a percentage of average daily net assets). It also issues contracts with lower administrative expenses where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement. Prior to January 1, 2011, Prudential issued Standard Contracts and contracts with annual expenses of 0.50% (as a percentage of average daily net assets) (the “0.50% contracts”). The Accumulation Unit Values were previously shown on a combined basis. During 2011, Prudential issued VCA 10 contracts with annual expenses of 0.45% (as a percentage of average daily net assets) (the “0.45% contracts). The financial statements now show separate Accumulation Unit Values for each type of contract.

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VCA 11 FINANCIAL HIGHLIGHTS

Income Per Accumulation Unit* (For an Accumulation Unit outstanding throughout the period)
	Period Ended December 31, 2011
	Standard Contract	0.50% Contract	0.45% Contract†
Investment Income	$ .0070	$ .0073	$ .0051
Expenses
Investment management fee	(.0083)	(.0088)	(.0067)
Administrative expenses	(.0248)	(.0088)	(.0053)
Net Investment Income	(.0261)	(.0103)	(.0069)
Capital Changes
Net realized gain (loss) on investment transactions	.0001	.0001	.0000*
Net Increase (Decrease) in Accumulation Unit Value	(.0260)	(.0102)	(.0069)
Accumulation Unit Value
Beginning of period	3.3261	3.5464	3.5447
End of period	$3.3001	$3.5362	$3.5378
Total Return**	(.78%)	(.29%)	(.19%)
Ratio of Expenses To Average Net Assets***	1.00%	.50%	.45%††
Ratio of Net Investment Income To Average Net Assets***	(.79%)	(.29%)	(.23%)††
Number of Accumulation Units Outstanding For Participants at end of period (000’s omitted)	10,650	495	458
†Inception Date — April 1, 2011.††Annualized.*Less than $.00005

	2010	2009	2008	2007	2006	2005	2004	2003	2002
Investment Income	$.0136	$.0239	$.1010	$.1735	$.1561	$.0985	$.0431	$.0374	$.566
Expenses
Investment Management Fee	(.0083)	(.0084)	(.0083)	(.0080)	(.0077)	(.0071)	(.0072)	(.0073)	(.0072)
Administrative Expenses	(.0249)	(.0251)	(.0250)	(.0235)	(.0228)	(.0223)	(.0221)	(.0220)	(.0218)
Net Increase in Accumulation Unit Value	(.0196)	(.0096)	.0677	.1420	.1256	.0691	.0138	.0081	.0276
Accumulation Unit Value
Beginning of Year	3.3520	3.3616	3.2939	3.1519	3.0263	2.9572	2.9434	2.9353	2.9077
End of Year	$3.3324	$3.3520	$3.3616	$3.2939	$3.1519	$3.0263	$2.9572	$2.9434	$2.9353
Total Return**	(.58)%	(.29)%	2.06%	4.51%	4.15%	2.33%	.47%	.28%	.95%
Ratio of Expenses to Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets**	(.71)%	(.30)%	2.00%	4.39%	4.06%	2.30%	.46%	.28%	.94%
Number of Accumulation Units Outstanding
For participants at end of year (000’s omitted)	12,886	14,777	16,736	16,560	18,183	20,822	24,298	26,594	30,128

* Calculated by accumulating the actual per unit amounts daily.

** Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.

*** These calculations exclude PICA’s equity in VCA 11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

46	The MEDLEYTM Program

Prudential issues standard VCA 11 contracts (the “Standard Contracts”), with total annual expenses of 1.00% (as a percentage of average daily net assets). It also issues contracts with lower administrative expenses where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement. Prior to January 1, 2011, Prudential issued standard contracts and contracts with annual expenses of 0.50% (as a percentage of average daily net assets) (the “0.50% contracts”). The Accumulation Unit Values were previously shown on a combined basis. During 2011, Prudential issued VCA 11 contracts with annual expenses of 0.45% (as a percentage of average daily net assets) (the “0.45% contracts”). The financial statements now show separate Accumulation Unit Values for each type of contract.

47

VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .75%)

Equity Portfolio

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Beginning of period (rounded)	$5.88	$5.29	$3.86	$6.28	$5.79	$5.18	$4.69	$4.29	$3.28	$4.26
End of period (rounded)	$5.63	$5.88	$5.29	$3.86	$6.28	$5.79	$5.18	$4.69	$4.29	$3.28
Accumulation Units Outstanding at period-end (000 omitted)	21,952	25,435	28,241	30,813	35,561	40,231	48,063	52,914	57,887	61,697
Diversified Bond Portfolio

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Beginning of period (rounded)	$4.56	$4.16	$3.47	$3.62	$3.45	$3.13	$3.23	$3.08	$2.89	$2.72
End of period (rounded)	$4.86	$4.56	$4.16	$3.47	$3.62	$3.45	$3.13	$3.23	$3.08	$2.89
Accumulation Units Outstanding at period-end (000 omitted)	9,452	10,390	10,876	11,474	12,786	13,825	16,274	17,201	18,391	18,903
Flexible Managed Portfolio

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Beginning of period (rounded)	$4,37	$3.93	$3.30	$4.43	$4.20	$3.77	$3.65	$3.32	$2.70	$3.12
End of period (rounded)	$4.53	$4.37	$3.93	$3.30	$4.43	$4.20	$3.77	$3.65	$3.32	$2.70
Accumulation Units Outstanding at period-end (000 omitted)	13,727	15,566	16,908	18,469	20,910	23,659	27,340	29,705	31,837	33,105
Conservative Balanced Portfolio

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Beginning of period (rounded)	$3.96	$3.57	$3.00	$3.84	$3.65	$3.33	$3.24	$3.02	$2.56	$2.84
End of period (rounded)	$4.11	$3.96	$3.57	$3.00	$3.84	$3.65	$3.33	$3.24	$3.02	$2.56
Accumulation Units Outstanding at period-end (000 omitted)	11,821	13,354	14,346	16,012	18,615	20,866	24,340	29,359	31,363	33,125

Stock Index Portfolio

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Beginning of period (rounded)	$6.29	$5.53	$4.42	$7.06	$6.77	$5.90	$5.69	$5.19	$4.08	$5.28
End of period (rounded)	$6.37	$6.29	$5.53	$4.42	$7.06	$6.77	$5.90	$5.69	$5.19	$4.08
Accumulation Units Outstanding at period-end (000 omitted)	22,223	25,881	28,272	30,485	35,874	40,673	48,486	53,129	56,656	58,988

48	The MEDLEYTM Program

Global Portfolio

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Begining of period (rounded)	$3.05	$2.73	$2.09	$3.69	$3.37	$2.83	$2.46	$2.26	$1.70	$2.29
End of period (rounded)	$2.82	$3.05	$2.73	$2.09	$3.69	$3.37	$2.83	$2.46	$2.26	$1.70
Accumulation Units Outstanding at period-end (000 omitted)	10,435	11,729	12,992	14,087	16,422	17,975	20,446	23,033	24,894	26,365
Government Income Portfolio

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Beginning of period (rounded)	$3.05	$2.87	$2.69	$2.60	$2.47	$2.40	$2.36	$2.31	$2.27	$2.04
End of period (rounded)	$3.25	$3.05	$2.87	$2.69	$2.60	$2.47	$2.40	$2.36	$2.31	$2.27
Accumulation Units Outstanding at period-end (000 omitted)	10,846	11,024	12,276	12,150	12,257	14,155	16,286	16,915	18,552	20,931

49

VCA 24 ACCUMULATION UNIT VALUES (Assumes an Administrative Fee of .20%)

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
Conservative Balanced Portfolio 01/24/2011* to 12/31/2011	$4.70	$4.83	462
Diversified Bond Portfolio 01/24/2011* to 12/31/2011	$5.34	$5.71	440
Equity Portfolio 01/24/2011* to 12/31/2011	$7.00	$6.61	1,145
Flexible Managed Portfolio 01/24/2011* to 12/31/2011	$5.21	$5.32	660
Global Portfolio 01/24/2011* to 12/31/2011	$3.61	$3.28	233
Government Income Portfolio 01/24/2011* to 12/31/2011	$3.53	$3.79	90
Stock Index Portfolio 01/24/2011* to 12/31/2011	$7.55	$7.48	1,287

*Date that Portfolio was first offered in this product

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51

For More Information

Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:

  Statement of Additional Information (SAI) (incorporated by reference into this prospectus)
  Annual Report (including a discussion of market conditions and strategies that significantly affected the Contracts’ performance during the previous year)
  Semi-Annual Report

To obtain these documents or to ask any questions about the Contracts:

  Call toll-free 1-877-778-2100

or

  Write to The Prudential Variable Contract Account 10, 11 or 24,
  c/o Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507-1789

You can also obtain copies of Contract documents from the Securities and Exchange Commission website: http://www.sec.gov.

SEC File No’s.:
The Prudential Variable Contract Account 10: 811-03421
The Prudential Variable Contract Account 11: 811-03422
The Prudential Variable Contract Account 24: 811-05053

The Prudential Series Fund

PROSPECTUS • May 1, 2012

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies the (“Contracts”). Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Conservative Balanced Portfolio (Class I Shares)
Diversified Bond Portfolio (Class I Shares)
Equity Portfolio (Class I Shares)
Flexible Managed Portfolio (Class I Shares)
Global Portfolio (Class I Shares)
Government Income Portfolio (Class I Shares)
Stock Index Portfolio (Class I Shares)

1	SUMMARY: CONSERVATIVE BALANCED PORTFOLIO
5	SUMMARY: DIVERSIFIED BOND PORTFOLIO
8	SUMMARY: EQUITY PORTFOLIO
11	SUMMARY: FLEXIBLE MANAGED PORTFOLIO
15	SUMMARY: GLOBAL PORTFOLIO
19	SUMMARY: GOVERNMENT INCOME PORTFOLIO
22	SUMMARY: STOCK INDEX PORTFOLIO
25	ABOUT THE FUND
26	PRINCIPAL RISKS
30	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
39	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
44	HOW THE FUND IS MANAGED
51	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
55	OTHER INFORMATION
56	FINANCIAL HIGHLIGHTS
64	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: CONSERVATIVE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is total investment return consistent with a conservatively managed diversified portfolio.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.55%
+ Distribution (12b-1) Fees	None
+ Other Expenses	.04%
+ Acquired Fund (Portfolio) Fees and Expenses	—
= Total Annual Fund Operating Expenses	.59%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Class I Shares	$60	$189	$329	$738

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 215% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions the portfolio normally invests approximately 50% of its assets in equity and equity-related securities (with a range of 15% to 75%) and approximately 50% of its assets in debt obligations and money market instruments (with a range of 25% to 85%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio’s expectation regarding the different markets. The Portfolio invests in foreign securities.

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

1

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike the Government National Mortgage Association, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

2

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
10.76%	3rd Quarter of 2009	-10.82%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Conservative Balanced Class I Shares	4.60%	3.19%	4.55%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	2.92%
Conservative Balanced Custom Blended Index (reflects no deduction for fees, expenses or taxes)	4.47%	3.02%	4.30%

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John Moschberger, CFA	Managing Director	October 1990
		Daniel Carlucci, CFA	Vice President	October 2010
		Edward F. Keon Jr.	Managing Director	February 2009
		Joel M. Kallman, CFA	Senior Associate	February 2009
	Prudential Investment Management, Inc.	Kay T. Willcox	Managing Director	July 1999
		Malcolm Dalrymple	Principal	July 1999

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other

3

intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

4

SUMMARY: DIVERSIFIED BOND PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is a high level of income over a longer term while providing reasonable safety of capital.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.40%
+ Distribution (12b-1) Fees	None
+ Other Expenses	.03%
+ Acquired Fund (Portfolio) Fees and Expenses	—
= Total Annual Fund Operating Expenses	.43%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Diversified Bond Class I Shares	$44	$138	$241	$542

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 167% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. In addition, the Portfolio invests up to 20% of the its investable assets in high-yield/high-risk debt securities (commonly known as “junk bonds”).The Portfolio invests up to 20% of its total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

5

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike the Government National Mortgage Association, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

6

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns

Best Quarter:		Worst Quarter:
8.10%	3rd Quarter of 2009	-2.54%	2nd Quarter of 2004
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Diversified Bond Class I Shares	7.51%	7.89%	6.77%
Index
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	David Bessey	Managing Director	October 2004
		Kay Willcox	Managing Director	December 2008
		Robert Tipp, CFA	Managing Director	September 2002
		Steven A. Kellner, CFA	Managing Director	August 1999
		Michael J. Collins, CFA	Senior Investment Officer	November 2009

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares
Management Fees	.45%	.45%
+ Distribution (12b-1) Fees	None	.25%
+ Administration Fee	None	.15%
+ Other Expenses	.03%	.03%
+ Acquired Fund (Portfolio) Fees and Expenses	—	—
= Total Annual Fund Operating Expenses	.48%	.88%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Class I Shares	$49	$154	$269	$604
Equity Class II Shares	$90	$281	$488	$1,084

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 49% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio normally invests at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies. The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase). The Portfolio also invests up to 30% of its total assets in foreign securities (not including American Depositary receipts and similar instruments). The Portfolio employs a bottom-up stock selection process and invests in securities and value stocks.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Real estate risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s performance compares to the returns of the Russell 1000 Index which includes stocks of companies with similar investment objectives.

Annual Total Returns

Best Quarter:		Worst Quarter:
17.50%	2nd Quarter of 2009	-22.64%	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Equity Class I Shares	-3.47%	0.18%	3.59%
Equity Class II Shares	-3.87%	-0.22%	3.18%

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Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	2.92%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	1.50%	-0.02%	3.34%

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Jennison Associates LLC	Spiros “Sig” Segalas	Director, President & CIO	February 2005
		Blair A. Boyer	Managing Director	January 2005
		David A. Kiefer, CFA	Managing Director	August 2000

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: FLEXIBLE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is total return consistent with an aggressively managed diversified portfolio.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.60%
+ Distribution (12b-1) Fees	None
+ Other Expenses	.03%
+ Acquired Fund (Portfolio) Fees and Expenses	—
= Total Annual Fund Operating Expenses	.63%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Flexible Managed Class I Shares	$64	$202	$351	$786

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 246% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Portfolio normally invest approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of the its assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio’s expectations regarding the different markets. The Portfolio invests in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities (commonly known as “junk bonds”).

The equity portion of the Portfolio is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize investment models as a tool in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike the Government National Mortgage Association, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise

12

offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio’s performance compares to the returns of a custom blended stock index which includes stocks of companies with similar investment objectives. The manager composed the custom blended index to consist of the S&P 500 Index (60%), the Barclays Capital Aggregate Bond index (35%) and the 3-Month T-Bill Index (5%) and the manager determined the weight of each index comprising the blended index.

Annual Total Returns (Class I Shares)

Best Quarter:		Worst Quarter:
12.31%	2nd Quarter of 2003	-12.79%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Flexible Managed Class I Shares	4.34%	2.31%	4.59%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	2.92%
Flexible Managed Custom Blended Index (reflects no deduction for fees, expenses or taxes)	4.28%	2.58%	4.20%

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	Edward F. Keon Jr.	Managing Director	February 2009
		Joel M. Kallman, CFA	Senior Associate	February 2009
		Stacie L. Mintz	Principal	August 2006
	Prudential Investment Management, Inc.	Kay T. Willcox	Managing Director	July 1999
		Malcolm Dalrymple	Principal	July 1999

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TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.75%
+ Distribution (12b-1) Fees	None
+ Other Expenses	.09%
+ Acquired Fund (Portfolio) Fees and Expenses	—
= Total Annual Fund Operating Expenses	.84%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Class I Shares	$86	$268	$466	$1,037

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 69% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. For these purposes, the Portfolio does not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities. The Portfolio has four subadvisers and each subadviser uses either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks (for example, one subadviser invests the Portfolio’s assets in U.S. common stocks using a growth approach and the other subadviser who invests the Portfolio’s assets in U.S. common stocks uses a value approach).

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

15

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio’s foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Growth style risk. There is a risk that the growth investment style may be out of favor for a period of time. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate and such growth companies may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development.

Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Real estate risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

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Annual Total Returns (Class I Shares)

Best Quarter:		Worst Quarter:
21.59%	2nd Quarter of 2009	-22.39%	4th Quarter of 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Global Class I Shares	-6.97%	-2.77%	2.87%
Index
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	-5.02%	-1.82%	4.15%

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	William Blair & Company LLC	W. George Greig	Principal	December 2005
	LSV Asset Management	Josef Lakonishok	CEO, CIO, Partner and Portfolio Manager	December 2005
		Menno Vermeulen, CFA	Partner, Portfolio Manager and Senior Quantitative Analyst	December 2005
		Puneet Mansharmani, CFA	Partner, Portfolio Manager and Senior Quantitative Analyst	January 2006
	Marsico Capital Management, LLC	Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer, Portfolio Manager	December 2005
		A. Douglas Rao	Portfolio Manager, Senior Analyst	May 2010
		Coralie Witter, CFA	Portfolio Manager, Senior Analyst	December 2010
	T. Rowe Price Associates, Inc.	Brian Rogers, CFA, CIC	CIO	December 2005
		Mark Finn, CFA	Vice President	February 2010
		John Linehan, CFA, CPA	Vice President	December 2005
	Quantitative Management Associates LLC	Edward F. Keon Jr.	Managing Director	February 2009
		Marcus M. Perl	Vice President	July 2008
		Joel M. Kallman, CFA	Senior Associate	February 2009

Each of Quantitative Management Associates LLC (QMA), Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc. (PIM) may provide “Management Services” and/or “Advice Services” to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio’s assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.

17

Although QMA, Jennison and PIM have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Advice Services to the Portfolio. PI has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. PI has no current intention to utilize Jennison or PIM to provide any Management Services or Advice Services to the Portfolio.

Depending on future circumstances and other factors, however, PI, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Management Services and/or Advice Services to the Portfolio, as applicable.

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: GOVERNMENT INCOME PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is a high level of income over the long term consistent with the preservation of capital.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.40%
+ Distribution (12b-1) Fees	None
+ Other Expenses	.06%
+ Acquired Fund (Portfolio) Fees and Expenses	—
= Total Annual Fund Operating Expenses	.46%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Government Income Class I Shares	$47	$148	$258	$579

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 1554% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Portfolio normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including U.S. Treasury securities, debt obligations issued or guaranteed by agencies or instrumentalities established by the U.S. Government, and mortgage-backed securities issued by U.S. Government instrumentalities. The Portfolio invests up to 20% of investable assets in other securities, including corporate debt securities and asset-backed securities.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Fixed income securities risk. Investments in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

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Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Mortgage-backed securities risk. Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place. Moreover, mortgage-related securities issued by private, non-governmental issuers may experience higher rates of default on the underlying mortgages since these mortgage loans often do not meet the underwriting standards of government-issued mortgages.

The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association, the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation. Unlike the Government National Mortgage Association, securities issued or guaranteed by U.S. government-related organizations such as Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

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Annual Total Returns (Class I Shares)

Best Quarter:		Worst Quarter:
6.29%	3rd Quarter of 2002	-2.34%	2nd Quarter of 2004
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Government Income Class I Shares	7.63%	6.46%	5.58%
Index
Barclays Capital Gov’t Bond Index (reflects no deduction for fees, expenses or taxes)	7.69%	6.42%	5.59%

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Richard Piccirillo	Principal	September 1999
		Craig Dewling	Managing Director	September 2007
		Robert Tipp, CFA	Managing Director	November 2003

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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SUMMARY: STOCK INDEX PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	.35%
+ Distribution (12b-1) Fees	None
+ Other Expenses	.03%
+ Acquired Fund (Portfolio) Fees and Expenses	—
= Total Annual Fund Operating Expenses	.38%

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Stock Index Class I Shares	$39	$122	$213	$480

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year ended December 31, the Portfolio’s turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, the Portfolio normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager generally purchases stocks in proportion to their weighting in the S&P 500 Index.

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

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Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser or subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser or subadviser in making investment decisions for the Portfolio may not produce the desired results.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown above under “Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease significantly.

Past Performance. A number of factors, including risk, can affect how the Portfolio performs. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Total Returns (Class I Shares)

Best Quarter:		Worst Quarter:
15.84%	2nd Quarter 2009	-21.81%	4th Quarter 2008
Average Annual Total Returns (For the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Stock Index Class I shares	1.95%	-0.48%	2.65%
Index
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-0.25%	2.92%

MANAGEMENT OF THE PORTFOLIO

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John W. Moschberger, CFA	Managing Director	October 1990
		Daniel Carlucci, CFA	Vice President	October 2010

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TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary’s website for more information.

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ABOUT THE FUND

About the Fund and Its Portfolios

This prospectus provides information about The Prudential Series Fund (the Fund) and its separate portfolios (each, a Portfolio).

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as overall manager for the Fund. The assets of each Portfolio are managed by one or more subadvisers under a “manager-of-managers” structure. More information about PI, the “manager-of-managers” structure, and the subadvisers is included in “How the Fund is Managed” later in this Prospectus.

Each Portfolio of the Fund offers Class I shares and certain Portfolios of the Fund also offer Class II shares. Class I shares are sold only to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts.

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

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PRINCIPAL RISKS

Principal Risks of Investing in the Portfolios. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios can’t guarantee success.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives involves a variety of risks, including:

  Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
  Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.
  Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards). See “Liquidity and valuation risk,” below.
  Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
  Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and may be volatile than the prices of investments in traditional equity and debt securities.

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Equity Securities Risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by a Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses,” above for a variety of reasons. For example, fund operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. In addition, because the Portfolios are used as Underlying Portfolios for certain asset allocation Portfolios, a large-scale purchase and redemption activity by the asset allocation Portfolios could increase expenses of the Underlying Portfolios.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.
  Liquidity risk. Liquidity risk is the risk that the Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all. See “Liquidity and valuation risk,” below.
  Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes the following risks:

  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.
  Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.

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  Foreign market risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.
  Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the U.S.
  Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.
  Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.
  Regulatory risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S.
  Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Growth Style Risk. There is a risk that the growth investment style may be out of favor for a period of time. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase.Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/Sector Risk. A Portfolio that invests in a single market sector or industry can accumulate larger positions in a single issuer or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, the Portfolio may have difficulty determining the values of those securities for the purpose of determining the Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.

Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns gloomy, the price of all securities may decline. Management risk is the risk that an adviser’s investment strategy will not work as intended. All decisions by an adviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model designed by an adviser are subject to the risk that the investment model may not perform as expected.

Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by

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mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Government National Mortgage Association, also known as Ginnie Mae, or by government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Association (Fannie Mae). Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

Non-Diversification Risk. A Portfolio is considered “diversified” if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer’s outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer.

Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Small Company Risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less access to capital. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Value Style Risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives & Policies

In addition to each Portfolio’s summary section, each Portfolio’s investment objective and policies are described in more detail on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios .

Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If a Portfolio realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights tables at the end of this prospectus show each Portfolio’s portfolio turnover rate during the past fiscal years.

In response to adverse market conditions or when restructuring a Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Equity and equity-related securities	15%	50%	75%
Debt obligations and money market instruments	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

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The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives—to try and improve the Portfolio’s returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
  Purchase and sell exchange-traded funds (ETFs).
  Forward foreign currency exchange contracts.
  Purchase securities on a when-issued or delayed-delivery basis.
  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
  Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit-linked securities.
  Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.
  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
  Illiquid securities.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard& Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered

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speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.
  Alternative investment strategies—including derivatives—to try and improve the Portfolio’s returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
  Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.
  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
  Credit-linked securities, which may be linked to one or more underlying credit default swaps.
  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
  Illiquid securities.

The Portfolio is managed by Prudential Investment Management, Inc.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2012, the Russell 1000® Index had an average market capitalization of $88.2 billion and the largest company by market capitalization was $422.1 billion.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

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The Portfolio employs a bottom-up stock selection process, driven by internal, fundamental research. Investment candidates include securities traditionally classified as growth stocks and value stocks, as well as stocks exhibiting characteristics of both investment styles. An ideal growth stock may include: superior absolute and relative earnings growth (typically 50% greater than the overall market); high levels of unit, revenue, and cash flow growth; improving sales momentum; high or improving profitability; a robust balance sheet with high or improving return on equity, return on assets, or return on invested capital; a strong and defensible competitive market position; an enduring business franchise; unique marketing competence; strong research and development that leads to superior new and differentiated product flow; capable, disciplined, and proven management; earnings results that have met or exceeded expectations; and an attractive valuation relative to growth prospects.

Investment decisions seek to capture the acceleration of growth or the inflection point in a company’s growth rate that is not fully reflected in the stock’s price. Another important factor is the level of conviction the team has in the duration of the company’s growth.

An ideal value stock may include: an attractive valuation (based on a variety of valuation measures, including price to free cash flow, price to forward earnings, price to book value, enterprise value to earnings before interest, taxes and depreciation (EBITDA), and price to sales); below “normal,” but improving, operations; strong franchises with low embedded expectations; presence of hidden assets; special situations (such as takeover arbitrage or other event driven investments); and a collection of catalysts that should propel the stock price higher and limited or no warning signs that could signal value traps.

Over a full market cycle, the investment team seeks to outperform the benchmark by investing with a portfolio with earnings growth greater than the index at valuations comparable to that of the index. Although the allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
  Forward foreign currency exchange contracts.
  Purchase securities on a when-issued or delayed delivery basis.
  Short sales against-the-box.
  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
  Equity and/or debt securities of Real Estate Investment Trusts (REITs).
  Illiquid securities.

The Portfolio is managed by Jennison Associates LLC.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities—in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater appreciation.

Under normal conditions, we will invest within the ranges set out below:

Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Equity and equity-related securities	25%	60%	100%

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Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Debt obligations and money market securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers use a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies that, in our judgment, will provide either attractive returns relative to their peers, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Real Estate Investment Trusts (REITs).
  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).
  Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
  Purchase and sell exchange-traded fund shares (ETFs).
  Forward foreign currency exchange contracts.
  Purchase securities on a when-issued or delayed delivery basis.
  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
  Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit-linked securities.
  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
  Illiquid securities.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

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Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks.

The approximate asset allocation as of January 31, 2012, area of geographic focus, and primary investment style for each subadviser are set forth below:

Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	23.71%	Foreign Equity	Growth-oriented
LSV	22.78%	Foreign Equity	Value-oriented
Marsico	28.24%	U.S. Equity	Growth-oriented
T. Rowe Price	24.91%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.

LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.

In selecting investments for the portion of the Portfolio it manages, Marsico uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection. The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends. Through this “top-down” analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (including, without limitation, equity securities and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large.

In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income; and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” security selection.

As part of this fundamental, “bottom-up” research, Marsico may visit with a company’s management and conduct other research to gain thorough knowledge of the company. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

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The core investments of the portion of the Portfolio managed by Marsico (i.e., the primary investments held by the portion of the Portfolio managed by Marsico over time) generally may include established companies and securities that are expected to offer long-term growth potential. However, the portion of the Portfolio managed by Marsico also may typically include securities of less mature companies, securities with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.

Marsico may reduce or sell the investments in securities of the portion of the Portfolio it manages if, in the opinion of Marsico, a security’s fundamentals change substantially, its price appreciation leads to substantial overvaluation in relation to Marsico’s estimates of future earnings and cash flow growth, or for other reasons.

T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company’s peers, or its own historic norm; low stock price relative to a company’s underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives—to try and improve the Portfolio’s returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
  Forward foreign currency exchange contracts.
  Purchase securities on a when-issued or delayed delivery basis.
  Short sales against-the-box.
  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
  Illiquid securities.

The Portfolio is managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, T. Rowe Price Associates, Inc. and Quantitative Management Associates LLC (QMA).

In addition to the subadvisers listed above, each of Quantitative Management Associates LLC (QMA), Jennison Associates LLC (Jennison) and Prudential Investment Management, Inc. (PIM) may provide “Management Services” and/or “Advice Services” to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio’s assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.

Although QMA, Jennison and PIM have been appointed to serve as subadvisers to the Portfolio, QMA presently provides only Advice Services to the Portfolio. PI has no current plans or intention to utilize QMA to provide Management Services to the Portfolio. PI has no current intention to utilize Jennison or PIM to provide any Management Services or Advice Services to the Portfolio.

Depending on future circumstances and other factors, however, PI, in its discretion, and subject to further approval by the Board, may in the future elect to utilize QMA, Jennison or PIM to provide Management Services and/or Advice Services to the Portfolio, as applicable.

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Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-backed securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives—to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
  Purchase securities on a when issued or delayed delivery basis.
  Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
  Forward foreign currency exchange contracts and foreign currency futures contracts.
  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
  We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.
  Illiquid securities.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

Stock Index Portfolio

The investment objective of this Portfolio is investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

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We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

  Alternative investment strategies—including derivatives—to try and improve the Portfolio’s returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
  Purchase and sell exchange-traded fund shares (ETFs).
  Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.
  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
  Illiquid securities.

The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps—In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls—Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps—In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond.

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Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Exchange Traded Funds—An investment in an exchange traded fund (“ETF”) generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares nay be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the futures commission merchant will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities—An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio’s net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 5% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid security. In the event the market value of a Portfolio’s illiquid securities exceeds the 15% or 5% limits due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

Interest Rate Swaps—In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also ”Swaps“ defined below.

Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

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Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options—A call option on stock is a short-term contract that gives the option purchaser or ”holder“ the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or ”premium“ which is set before the option contract is entered into. The seller or ”writer“ of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified ”multiplier.“ Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

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Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements—In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements—In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales—In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as ”covering“ the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.

Short Sales Against-the-Box—A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also ”Options“ defined above.

Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard ”swap“ transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps—In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also ”Swaps“ defined above.

When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

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The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 5% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 5% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Manager

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2011, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $160.5 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s Board of Trustees as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without prior notice and without board or shareholder approval. Any such changes will be reflected in the next annual update to the prospectus. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board’s approval of the Fund’s investment management and subadvisory agreements is available in the Fund’s semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund’s annual report (for agreements approved during the six-month period ended December 31).

INVESTMENT MANAGEMENT FEES

Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) by each Portfolio of the Fund to PI during 2011:

Conservative Balanced .55%
Diversified Bond Portfolio .40%
Equity .45%
Flexible Managed .60%
Global .75%
Government Income .40%
Stock Index ..30%

Notes to Investment Management Fees Table:

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

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INVESTMENT SUBADVISERS

Each Portfolio of the Fund has one more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. Descriptions of each investment subadviser are set out below:

Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2011 Jennison managed in excess of $135 billion in assets for institutional, mutual fund and certain other clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2011 PIM had approximately $619 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2011, QMA managed approximately $71 billion in assets, including approximately $31 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2011, LSV had approximately
$57.6 billion in assets under management. LSV’s address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.

Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, is an independent, majority employee-owned, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2011, Marsico had approximately $37.3 billion under management.

T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $489.5 billion in assets as of December 31, 2011. T. Rowe Price’s address is 100 East Pratt Street, Baltimore, Maryland 21202.

William Blair & Company LLC (William Blair). William Blair is an independent, 100% active-employee owned firm founded in 1935. As of December 31, 2011, William Blair managed approximately $41.2 billion in assets. William Blair’s address is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund’s Portfolios is set forth below.

In addition to the information set forth below, the Fund’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments. QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio manager and analysts. John Moschberger, Daniel Carlucci, Ed Keon Jr. and Joel Kallman are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

John W. Moschberger, CFA, is a Managing Director for Quantitative Management Associates (QMA). He manages the Prudential Stock Index Fund and its corresponding variable life and annuity portfolio, the Prudential Series Fund-Stock Index Portfolio. John manages both retail and institutional account portfolios benchmarked against the numerous domestic and international indices. He is also responsible for trading foreign and domestic equities, foreign exchange and derivative instruments. John previously worked as a Research Analyst with Prudential Equity Management Associates. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University and holds the Chartered Financial Analyst (CFA) designation.

Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA). Dan co-manages several large-cap and small-cap core equity portfolios as well as the domestic and international index funds. He is also responsible for directing QMA’s managed account strategies, including its ADR portfolio. Dan previously served as an Investment Analyst with QMA’s value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. Dan holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.

Edward F. Keon Jr. is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm’s investment policy committee and research recommendation committee. Ed’s prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Joel M. Kallman, CFA, is a Senior Associate for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

Stacie L. Mintz is a Principal and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the investment committee. Within the quantitative core equity team, Stacie is primarily responsible for overseeing large-cap equity mandates. She also manages the asset allocation of several retail and institutional portfolios, including a portion of Prudential’s pension plan. She earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.

Ed Keon Jr., Joel Kallman and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above.

Fixed-Income Segments. Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income; PFI) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

Kay Willcox is Managing Director and portfolio manager for Prudential Fixed Income’s Core Fixed Income Strategy and other multi-sector fixed income strategies, including both intermediate and long duration portfolios. She is also Senior Investment Officer for Prudential Fixed Income and back-up portfolio manager on the Core Plus Fixed Income Strategy. Previously, Ms.

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Willcox was a mortgage-backed securities portfolio manager for the US Liquidity Team. She has specialized in mortgage-backed securities since joining Prudential Financial in 1987. Earlier, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio. She also managed mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. She began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

Malcolm Dalrymple is Principal and corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for intermediate and short corporate strategies as well as corporate security selection in intermediate multi-sector, Core, and Core Plus portfolios. He has specialized in corporate bonds since 1990. From 1983 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University.

Diversified Bond Portfolio

Michael Collins, Kay Willcox, David Bessey, Steven Kellner and Robert Tipp of Prudential Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Michael J. Collins, CFA, is Senior Investment Officer and Credit Strategist for Prudential Fixed Income. He is also senior portfolio manager for Core Plus Fixed Income strategies. Mr. Collins formulates credit strategy for multi-sector portfolios and works with the corporate and high yield teams on portfolio strategy and construction. Previously, Mr. Collins was a High Yield Portfolio Manager and Investment Strategist for more than 10 years.  Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

Kay Willcox is Managing Director and portfolio manager for Prudential Fixed Income’s Core Fixed Income Strategy and other multi-sector fixed income strategies, including both intermediate and long duration portfolios. She is also Senior Investment Officer for Prudential Fixed Income and back-up portfolio manager on the Core Plus Fixed Income Strategy. Previously, Ms. Willcox was a mortgage-backed securities portfolio manager for the US Liquidity Team. She has specialized in mortgage-backed securities since joining Prudential Financial in 1987. Earlier, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio. She also managed mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. She began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

David Bessey is Managing Director and senior portfolio manager for Core Plus Fixed Income strategies at Prudential Fixed Income. Mr. Bessey has been the senior portfolio manager for the Core Plus product since 2003, and has been a senior contributor to the Core Plus investment process since 2000. Mr. Bessey is also Head of the Emerging Markets Sector Team, investing in emerging market debt denominated in both $US and local currencies. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT).

Steven A. Kellner, CFA, is Managing Director and Head of Corporate Bond Strategies at Prudential Fixed Income. He is Senior Portfolio Manager for our “flagship” Corporate Fixed Income Strategy and oversees a team of nearly 20 portfolio managers and traders responsible for managing $135+ billion in corporate bond assets (as of Dec. 31, 2011), including US short, intermediate, and long duration portfolios, as well as European and global corporate bond strategies. Mr. Kellner has been managing corporate bonds for Prudential since 1989 and became Head of Corporate Bond Strategies in 1999. He initially joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as an analyst, then moved to the corporate bond team responsible for managing Prudential Financial’s proprietary fixed income portfolios. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

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Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for Prudential Fixed Income, responsible for Investment Strategy. Mr. Tipp is also responsible for Liability-Driven Investing (LDI) strategies, as well as duration and foreign exchange positioning for Core Plus and other portfolios.  Earlier, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received both a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA are the portfolio managers of the Portfolio. Mr. Segalas and Mr. Kiefer generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his BA from Princeton University.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the Growth Equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University with a BA in economics. He received an MBA in finance from New York University.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and Large Cap Blend Equity assets since 2000. He managed the Prudential Jennison Utility Fund from 1994 to mid 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a BS from Princeton University and an MBA from Harvard Business School.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Global Portfolio

William Blair Segment . W. George Greig is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: BS, Massachusetts Institute of Technology; MBA, Wharton School of the University of Pennsylvania.

LSV Segment . Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 31 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 19 years of investment and research experience.

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Puneet Mansharamani, CFA, has served as Partner and Portfolio Manager of LSV since January 2006 and a Senior Quantitative Analyst of LSV since 2000. He has more than 12 years of investment experience.

Thomas F. Marsico is the Chief Investment Officer of Marsico, and co-manages the Marsico-managed sleeve of the Portfolio. Mr. Marsico has over 30 years of experience as a securities analyst and a portfolio manager.

Marsico Segment . A. Douglas Rao co-manages the Marsico-managed sleeve of the Portfolio. Mr. Rao, who is also a senior analyst, joined Marsico in 2005, and has over 10 years of experience as a securities analyst. Prior to joining Marsico, Mr. Rao spent more than four years at Trust Company of the West (“TCW”) where he was a Senior Vice President and Financial Services Analyst for U.S. equities. He holds a Bachelor’s degree in History from the University of Virginia and an MBA from the University of California, Los Angeles.

Coralie Witter, CFA, co-manages the Marsico-managed sleeve of the Portfolio. Ms. Witter, who is a also a senior analyst, joined Marsico in June 2004 and has over 15 years of experience in the financial services industry, most of which has involved equity research. Prior to joining Marsico, Ms. Witter spent six years with Goldman, Sachs & Co., where she was a Vice President in Equity Research. Ms. Witter graduated from the University of Colorado with a Bachelor’s degree in International Affairs.

T. Rowe Price Segment . Brian Rogers, Mark Finn, and John Linehan are responsible for the day-to-day management of the portion of the Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an AB from Harvard College and an MBA from Harvard Business School.

Mark Finn is a Vice President of T. Rowe Price Group, Inc. He is the portfolio manager of the Value Fund and chairman of the fund’s Investment Advisory Committee. Mark is also a vice president and Investment Advisory Committee member of the Equity Income Fund, New Era Fund, Capital Appreciation Fund, and Mid-Cap Value Fund. From 2005 to 2009, he was an equity research analyst specializing in electric power generation, utilities, and coal. Prior to this, he was an analyst in T. Rowe Price’s Fixed Income Division where he also covered utilities and power generation. Prior to joining the firm in1990, Mark had five years of auditing experience with Price Waterhouse LLP. Mark earned a BS from the University of Delaware and has obtained the Chartered Financial Analyst and Certified Public Accountant designations.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a BA from Amherst College and an MBA from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

QMA . Edward F. Keon Jr. is a Managing Director and Portfolio Manager for Quantitative Management Associates (QMA), as well as a member of the asset allocation team and the investment committee. In addition to portfolio management, Ed contributes to investment strategy, research and portfolio construction. Ed has also served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was a member of the firm’s investment policy committee and research recommendation committee. Ed’s prior experience was as Senior Vice President at I/B/E/S International Inc. Ed is a member of the Board of Directors of the Chicago Quantitative Alliance and sits on the Membership Committee of the Institute of Quantitative Research in Finance (Q-Group). He holds a BS in industrial management from the University of Massachusetts/Lowell and an MS in Finance and Marketing from the Sloan School of Management at the Massachusetts Institute of Technology.

Marcus M. Perl is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA) and a member of the asset allocation team and the investment committee. In addition to portfolio management, Marcus is responsible for research, strategic asset allocation and portfolio construction. Marcus was a Vice President and Portfolio Manager at Prudential Investments; earlier, he was a Vice President at FX Concepts Inc. Marcus holds an MA in Economics from the University of Southern California.

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Joel M. Kallman, CFA, is a Senior Associate for Quantitative Management Associates (QMA). Joel is a portfolio manager and a member of the asset allocation team. He also conducts economic and market valuation research. Joel has also held various positions within Prudential’s fixed-income group, in areas such as high-yield credit analysis and performance reporting. He earned a BS and MBA in Finance from Rutgers University. He is also a member of the New York Society of Security Analysts and holds the Chartered Financial Analyst (CFA) designation.

Government Income Portfolio

Richard Piccirillo, Craig Dewling and Robert Tipp of Prudential Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Richard Piccirillo is Principal and portfolio manager for Prudential Fixed Income’s Global Rates and Securitized Products Team. He is also senior portfolio manager for Core Plus Fixed Income strategies. Mr. Piccirillo has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is a portfolio manager for multi-sector fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as an analyst at Smith Barney, assisting in overseeing the fixed income trading desks for the planning and analysis department. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Craig Dewling is Managing Director and Head of the Global Rates and Securitized Products Team at Prudential Fixed Income. In this role, Mr. Dewling has portfolio management and trading oversight for US Treasuries and government agency securities, mortgage-backed securities, structured product securities, and interest rate derivative transactions, for all strategies, products, and distribution channels. He is also a senior portfolio manager for US Government, mortgage-backed securities, and insurance strategies, and is a sector portfolio manager for multi-sector fixed income portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential’s proprietary accounts, specializing in US Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. Mr. Dewling received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for Prudential Fixed Income, responsible for Investment Strategy. Mr. Tipp is also responsible for Liability-Driven Investing (LDI) strategies, as well as duration and foreign exchange positioning for Core Plus and other portfolios.  Earlier, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Prior to that, Mr. Tipp was a senior staff analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received both a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director for Quantitative Management Associates (QMA). He manages the Prudential Stock Index Fund and its corresponding variable life and annuity portfolio, the Prudential Series Fund-Stock Index Portfolio. John manages both retail and institutional account portfolios benchmarked against the numerous domestic and international indices. He is also responsible for trading foreign and domestic equities, foreign exchange and derivative instruments. John previously worked as a Research Analyst with Prudential Equity Management Associates. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University and holds the Chartered Financial Analyst (CFA) designation.

Daniel Carlucci, CFA, is a Vice President and Portfolio Manager for Quantitative Management Associates (QMA). Dan co-manages several large-cap and small-cap core equity portfolios as well as the domestic and international index funds. He is also responsible for directing QMA’s managed account strategies, including its ADR portfolio. Dan previously served as an Investment Analyst with QMA’s value equity team, where he assisted with the management of quantitative large-cap institutional portfolios. Dan holds a BS in Finance and an MBA in Finance from Rutgers University and holds the Chartered Financial Analyst (CFA) designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

PURCHASING SHARES OF THE PORTFOLIOS

Each Portfolio of the Fund offers Class I shares and certain Portfolios of the Fund also offer Class II shares. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II.

Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may not suspend the right to redeem shares or postpone the date of payment for a period of up to seven days except at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund’s Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to

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exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the “contracts”). Therefore, the insurance companies purchasing Portfolio shares (the “participating insurance companies”), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund’s transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund’s policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund’s frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.

Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner’s account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder’s account value within the Permitted Sub-Accounts) and certain market return scenarios involving “flat” returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner’s account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio’s investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio’s investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

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Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share (The price of each share remains the same but you will have more shares when dividends are declared).

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP

53

issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

DISTRIBUTOR. Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares (the Plan). These 12b-1 fees do not apply to Class I shares.

54

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits are “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Owners of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is included in the Fund’s SAI and on the Fund’s website.

Payments to Affiliates
PI and its affiliates, including a subadviser or the distributor of the Portfolios may compensate affiliates of PI, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PI, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

55

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights were derived from the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The Fund’s financial statements are included in the Fund’s annual report to shareholders, which is available upon request.

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CONSERVATIVE BALANCED PORTFOLIO
	Year Ended December 31,
	2011	2010	2009	2008	2007(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.96	$14.65	$12.69	$16.69	$16.21
Income (Loss) From Investment Operations:
Net investment income	.36	.37	.39	.50	.50
Net realized and unrealized gain (loss) on investments	.37	1.31	2.08	(3.98)	.49
Total from investment operations	.73	1.68	2.47	(3.48)	.99
Less Distributions	(.37)	(.37)	(.51)	(.52)	(.51)
Net Asset Value, end of year	$16.32	$15.96	$14.65	$12.69	$16.69
Total Return(b)	4.60%	11.74%	20.01%	(21.41)%	6.12%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,191.6	$2,234.7	$2,138.7	$1,957.5	$2,721.9
Ratios to average net assets(c):
Expenses	.59%	.59%	.59%	.59%	.59%
Net investment income	2.12%	2.32%	2.68%	3.12%	2.95%
Portfolio turnover rate	215%	185%	250%	336%	178%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Portfolio invests.

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DIVERSIFIED BOND PORTFOLIO
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.67	$11.16	$9.89	$10.90	$10.85
Income (Loss) From Investment Operations:
Net investment income	.56	.52	.50	.54	.58
Net realized and unrealized gain (loss) on investments	.30	.63	1.46	(.90)	.02
Total from investment operations	.86	1.15	1.96	(.36)	.60
Less Distributions	(.79)	(.64)	(.69)	(.65)	(.55)
Net Asset Value, end of year	$11.74	$11.67	$11.16	$9.89	$10.90
Total Return(b)	7.51%	10.57%	20.51%	(3.46)%	5.71%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,556.9	$1,522.9	$1,363.5	$1,134.8	$1,218.3
Ratios to average net assets(c):
Expenses	.42%	.46%	.44%	.44%	.44%
Net investment income	4.76%	4.46%	4.79%	5.07%	5.39%
Portfolio turnover rate	167%	191%	401%	723%	476%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Portfolio invests.

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EQUITY PORTFOLIO—Class I
	Year Ended December 31,
	2011	2010	2009	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.75	$22.30	$16.40	$29.67	$27.45
Income (Loss) From Investment Operations:
Net investment income	.13	.15	.16	.29	.35
Net realized and unrealized gain (loss) on investments	(.98)	2.48	6.04	(10.52)	2.21
Total from investment operations	(.85)	2.63	6.20	(10.23)	2.56
Less Distributions:	(.17)	(.18)	(.30)	(3.04)	(.34)
Net Asset Value, end of year	$23.73	$24.75	$22.30	$16.40	$29.67
Total Return(a)	(3.47)%	11.90%	38.17%	(38.16)%	9.32%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,997.5	$3,324.3	$3,195.1	$2,521.0	$4,423.9
Ratios to average net assets(b):
Expenses	.48%	.48%	.48%	.48%	.47%
Net investment income	.58%	.71%	.90%	1.21%	1.16%
Portfolio turnover rate	49%	68%	98%	67%	57%
EQUITY PORTFOLIO—Class II
	Year Ended December 31,
	2011	2010	2009	2008(c)	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$25.00	$22.46	$16.47	$29.81	$27.52
Income (Loss) From Investment Operations:
Net investment income	.06	.04	.09	.19	.28
Net realized and unrealized gain (loss) on investments	(1.03)	2.54	6.07	(10.61)	2.20
Total from investment operations	(.97)	2.58	6.16	(10.42)	2.48
Less Distributions:	(.04)	(.04)	(.17)	(2.92)	(.19)
Net Asset Value, end of year	$23.99	$25.00	$22.46	$16.47	$29.81
Total Return(a)	(3.87)%	11.50%	37.58%	(38.47)%	8.91%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.0	$1.9	$.4	$.4	$1.3
Ratios to average net assets(b):
Expenses	.88%	.88%	.88%	.88%	.87%
Net investment income	.19%	.34%	.52%	.78%	.74%
Portfolio turnover rate	49%	68%	98%	67%	57%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c) Calculation based on average shares outstanding during the year.

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FLEXIBLE MANAGED PORTFOLIO
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.63	$14.28	$12.34	$18.30	$18.36
Income (Loss) From Investment Operations:
Net investment income	.33	.31	.34	.45	.50
Net realized and unrealized gain (loss) on investments	.34	1.37	2.05	(4.62)	.65
Total from investment operations	.67	1.68	2.39	(4.17)	1.15
Less Distributions	(.31)	(.33)	(.45)	(1.79)	(1.21)
Net Asset Value, end of year	$15.99	$15.63	$14.28	$12.34	$18.30
Total Return(a)	4.34%	12.03%	19.95%	(24.82)%	6.30%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,036.8	$3,077.3	$2,906.0	$2,621.6	$3,716.3
Ratios to average net assets(b):
Expenses	.63%	.64%	.63%	.64%	.63%
Net investment income	2.01%	2.06%	2.50%	2.85%	2.53%
Portfolio turnover rate	246%	205%	248%	321%	212%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

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GLOBAL PORTFOLIO
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.49	$16.68	$13.07	$24.62	$22.53
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.28	.40	.36
Net realized and unrealized gain (loss) on investments	(1.56)	1.79	3.75	(10.38)	2.00
Total from investment operations	(1.27)	2.07	4.03	(9.98)	2.36
Less Distributions	(.28)	(.26)	(.42)	(1.57)	(.27)
Net Asset Value, end of year	$16.94	$18.49	$16.68	$13.07	$24.62
Total Return(a)	(6.97)%	12.74%	31.39%	(42.92)%	10.48%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$564.2	$648.5	$619.5	$512.7	$985.0
Ratios to average net assets(b):
Expenses	.84%	.87%	.85%	.84%	.81%
Net investment income	1.54%	1.60%	1.77%	2.01%	1.43%
Portfolio turnover rate	69%	69%	50%	65%	48%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

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GOVERNMENT INCOME PORTFOLIO
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.03	$11.86	$11.40	$11.38	$11.26
Income (Loss) From Investment Operations:
Net investment income	.30	.35	.37	.45	.53
Net realized and unrealized gain (loss) on investments	.60	.47	.49	.03	.10
Total from investment operations	.90	.82	.86	.48	.63
Less Distributions	(.56)	(.65)	(.40)	(.46)	(.51)
Net Asset Value, end of year	$12.37	$12.03	$11.86	$11.40	$11.38
Total Return(a)	7.63%	6.99%	7.71%	4.30%	5.70%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$416.7	$399.2	$375.4	$370.5	$340.3
Ratios to average net assets(b):
Expenses	.46%	.50%	.47%	.52%(c)	.52%
Net investment income	2.48%	2.87%	3.11%	3.98%(c)	4.62%
Portfolio turnover rate	1554%	1122%	1179%	2707%	2377%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c) Includes interest expense of 0.03%.

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STOCK INDEX PORTFOLIO
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.37	$27.89	$22.76	$36.84	$35.64
Income (Loss) From Investment Operations:
Net investment income	.54	.48	.49	.64	.68
Net realized and unrealized gain (loss) on investments	.07	3.51	5.32	(14.02)	1.14
Total from investment operations	.61	3.99	5.81	(13.38)	1.82
Less Distributions	(.51)	(.51)	(.68)	(.70)	(.62)
Net Asset Value, end of year	$31.47	$31.37	$27.89	$22.76	$36.84
Total Return(a)	1.95%	14.59%	26.07%	(36.94)%	5.10%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,162.4	$2,277.6	$2,098.1	$1,815.8	$3,122.4
Ratios to average net assets(b):
Expenses	.33%	.36%	.37%	.37%	.37%
Net investment income	1.74%	1.70%	2.06%	2.04%	1.73%
Portfolio turnover rate	2%	4%	5%	4%	3%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b) Does not include expenses of the underlying portfolios in which the Portfolio invests.

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GLOSSARY: PORTFOLIO INDEXES

Barclays Capital Aggregate Bond Index. The Barclays Capital Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and ten years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. Index returns do not include the effect of any mutual fund sales charges, operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. Source: Barclays Capital.

Barclays Capital Government Bond Index. The Barclays Capital Government Bond Index is an unmanaged index of securities issued or backed by the U.S. Government, its agencies and instrumentalities with between one and thirty years remaining to maturity, which gives a broad look at how U.S. Government bonds with such maturities have performed. These returns do not include the effect of any mutual fund operating expenses or taxes. These returns would be lower if they included the effect of any sales charges, mutual fund operating expenses or taxes. Source: Barclays Capital.

Barclays Capital U.S. High Yield 1% Issuer Capped Index. The Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These Index returns do not include the effect of any investment management expenses. These returns have been lower if they included the effect of these expenses. Source: Barclays Capital.

Blended Index—Flexible Managed Portfolio. The Blended Index consists of the S&P 500 Index (60%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the 3-Month T-Bill Index (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

Conservative Balanced Custom Blended Index. The Blended Index consists of the S&P 500 Index (50%), the Barclays Capital Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

MSCI EAFE Index (GD). The Morgan Stanley Capital International Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

MSCI World Index (GD). The Morgan Stanley Capital International (MSCI) World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Australasia, and the Far East. The Portfolio utilizes the GD (gross dividends) version of the Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any sales, charges or operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included these effects. Source: Russell Investments

Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Lipper Inc.

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Russell 2000 Value Index. The Russell 2000 Value Index contains those securities in the Russell 2000 Index with a below average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects. Source: Lipper Inc.

Russell 2500 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. The securities in the Russell 2500 Index may be very different from those in the Fund. Source: Lipper Inc.

Russell Midcap Index. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. These returns do not include the effect of any sales charges and operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses of a mutual fund and taxes. Source: Lipper Inc.

Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. Index returns do not reflect deductions for sales charges, mutual fund operating expenses or taxes. Source: Lipper Inc.

Standard & Poor’s 500 Index. The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included these effects. Source: Standard & Poor’s Corporation.

S&P MidCap 400 Index. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any sales charges, operating expenses and taxes. These returns would be lower if they included the effect of sales charges, operating expenses of a mutual fund or taxes. Source: Lipper Inc.

S&P SmallCap 600 Index. The Standard & Poor’s SmallCap 600 Index is an unmanaged capital-weighted index of 600 smaller company U.S. common stocks that cover all industry sectors—gives a broad look at how U.S. small-cap stock prices have performed. These returns do not include the effect of any sales charges and operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of any sales charges and operating expenses and taxes. Source: Lipper Inc.

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com/view/page/public/12669.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

PRUDENTIAL INVESTMENTS » MUTUAL FUNDS

The MEDLEY Program

STATEMENT OF ADDITIONAL INFORMATION • MAY 1, 2012

Group Variable Annuity Contracts issued through the MEDLEY Program are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10 (VCA 10), a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11 (VCA 11), a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24 (VCA 24). Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2012, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-877-778–2100.

3	INVESTMENT MANAGEMENT AND ADMINISTRATION
3	MANAGEMENT & ADVISORY ARRANGEMENTS
8	FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10 AND VCA 11
9	NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10 AND VCA 11
10	INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
12	ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
12	ADDITIONAL INFORMATION ABOUT OPTIONS
16	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
16	INTEREST RATE SWAP TRANSACTIONS
16	ILLIQUID SECURITIES
17	LOANS OF PORTFOLIO SECURITIES
17	PORTFOLIO TURNOVER RATE
18	PORTFOLIO BROKERAGE AND RELATED PRACTICES
19	CUSTODY OF SECURITIES & SECURITIES LENDING AGENT
20	THE VCA 10 AND VCA 11 COMMITTEES AND OFFICERS
20	MANAGEMENT OF VCA 10 AND VCA 11
27	POLICIES OF VCA 10 AND VCA 11
27	PROXY VOTING AND RECORDKEEPING
29	DISCLOSURE OF PORTFOLIO HOLDINGS
31	INFORMATION ABOUT PRUDENTIAL
31	EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
34	SALE OF GROUP VARIABLE ANNUITY CONTRACTS
34	INFORMATION ABOUT CONTRACT SALES
35	FINANCIAL STATEMENTS
35	FINANCIAL STATEMENTS OF VCA 10 AND VCA 11

INVESTMENT MANAGEMENT AND ADMINISTRATION

MANAGEMENT & ADVISORY ARRANGEMENTS

The Manager of VCA 10 and VCA 11 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 10 and VCA 11, comprise the Prudential mutual funds. As of December 31, 2011, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $160.5 billion.

The assets of each Subaccount of VCA 24 are invested in a corresponding portfolio of The Prudential Series Fund (the Fund). The Prospectus and Statement of Additional Information of the Fund describes the investment management and administration of the Fund and its various portfolios.

PI is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc.

Pursuant to Management Agreements with VCA 10 and VCA 11 (the Management Agreements), PI, subject to the supervision of the VCA 10 Committee and the VCA 11 Committee (the VCA Committees) and in conformity with the stated policies of VCA 10 and VCA 11, manages both the investment operations of VCA 10 and VCA 11 and the composition of VCA 10’s portfolio and VCA 11’s portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of VCA 10 and VCA 11 in connection therewith. PI has hired subadvisers to provide investment advisory services to VCA 10 and VCA 11. PI also administers VCA 10’s and VCA 11’s corporate affairs and, in connection therewith, furnishes both VCA 10 and VCA 11 with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank Trust Company, VCA 10’s and VCA 11’s custodian (the Custodian). The management services of PI to VCA 10 and VCA 11 are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

During the terms of these Agreements for VCA 10 and VCA 11, PI bears the following expenses:

(a) the salaries and expenses of all Committee members, officers, and employees of VCA 10 and VCA 11, and PI,

(b) all expenses incurred by PI in connection with managing the ordinary course of VCA 10’s and VCA 11’s business, other than those assumed by VCA 10 and VCA 11 herein,

(c) the costs and expenses payable to each Subadviser pursuant to Subadvisory Agreements,

(d) the registration of VCA 10 and VCA 11 and their shares of capital stock for the offer or sale under federal and state securities laws,

(e) the preparation, printing and distribution of prospectuses for VCA 10 and VCA 11, and advertising and sales literature referring to VCA 10 and VCA 11 for use and offering any security to the public,

(f) the preparation and distribution of reports and acts of VCA 10 and VCA 11 required by and under federal and state securities laws,

(g) the legal and auditing services that may be required by VCA 10 and VCA 11,

(h) the conduct of annual and special meetings of persons having voting rights, and

(i) the custodial and safekeeping services that may be required by VCA 10 and VCA 11.

VCA 10 and VCA 11 assume and will pay the expenses described below:

(a) brokers’ commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 10 and VCA 11 in connection with its securities and futures transactions,

(b) all taxes and corporate fees payable by VCA 10 and VCA 11 to federal, state or other governmental agencies,

(c) the cost of fidelity, Committee members’ and officers’ and errors and omissions insurance,

(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 10’s and VCA 11’s business, and

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(e) any expenses assumed by VCA 10 and VCA 11 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act of 1940, as amended (the Investment Company Act, or the 1940 Act).

VCA 10 and VCA 11 each pay a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.25% and 0.25%, respectively, of the average daily net assets of VCA 10 and VCA 11. The table below sets forth the amount of mangement fees paid by each of VCA 10 and VCA 11 to PI during the three most recent fiscal years. The Management Agreements provide that the Manager shall not be liable to VCA 10 or VCA 11 for any error of judgment by the Manager or for any loss sustained by VCA 10 or VCA 11 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreements provide that they shall terminate automatically if assigned, as defined in the Investment Company Act, and that they may be terminated without penalty by either the Manager or VCA 10 or VCA 11 (by the Committee Members or vote of at majority of the outstanding voting securities of VCA 10 or VCA 11, as defined in the Investment Company Act) upon not more than 60 days’ nor less than 30 days’ written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 10 or VCA 11. Fee waivers and subsidies will increase VCA 10’s and VCA 11’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into Subadvisory Agreements with Jennison Associates LLC (Jennison) with respect to VCA 10, and Prudential Investment Management, Inc. (PIM), with respect to VCA 11. The Subadvisory Agreements provide that Jennison and PIM furnish investment advisory services in connection with the management of VCA 10 and VCA 11, respectively. In connection therewith, Jennison and PIM are obligated to keep certain books and records of VCA 10 and VCA 11. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison’s and PIM’s performance of those services. Pursuant to the Subadvisory Agreement with Jennison, PI compensates Jennison at the rate of 0.20% of VCA 10’s average daily net assets. The table below sets forth the amount of subadvisory fees paid by PI to Jennison during the three most recent fiscal years. Pursuant to the Subadvisory Agreement with PIM, PI compensates PIM at the rate of 0.06% of VCA 11’s average daily net assets. The table below sets forth the amount of subadvisory fees paid by PI to PIM during the three most recent fiscal years.

The Subadvisory Agreements provide that they will terminate in the event of assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. The Subadvisory Agreements may be terminated by VCA 10 or VCA 11, or by Jennison or PIM, upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreements provide that they will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

Management & Subadvisory Fees Paid
	2011	2010	2009
Management Fees Paid to PI: VCA 10	$442,929	$430,798	$387,308
Subadvisory Fees Paid to Jennison: VCA 10	$354,343	$344,638	$309,846

Management Fees Paid to PI: VCA 11	$98,718	$112,758	$131,382
Subadvisory Fees Paid to PIM: VCA 11	$23,692	$27,062	$31,532

VCA 10 and VCA 11 operate under a manager-of-managers structure. PI is authorized to select (with approval of each Committee’s independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA 10 and VCA 11. PI monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser’s agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for

The MEDLEY Program 4

allocating assets among the subadvisers if an Account has more that one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the account’s assets, and PI can change the allocations without Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without participant approval, only with subadvisers that are not affiliated with Prudential Financial, Inc.

THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:
1. PI will provide general management and administrative services to VCA 10 and VCA 11 including overall supervisory responsibility for the general management and investment of each Account’s securities portfolio, and, subject to review and approval by each Committee, will (a) set each Account’s overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate an Account’s assets among its subadvisers in those cases where an Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with each Account’s investment objectives, policies, and restrictions.

2. Before an Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.

3. VCA 10 and VCA 11 will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in an Account’s subadvisory agreement. VCA 10 and VCA 11 will meet this condition providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to participants of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. VCA 10 and VCA 11 will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Committee member or officer of an Account or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such Committee member, director of officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicy-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of an Account or PI other than by reason of serving a subadviser to one or more Accounts or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the applicable Account.

7. At all times, a majority of the members of each Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.

8. When a subadviser change is proposed for an Account with an Affiliated Subadviser, the Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee’s minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

ADMINISTRATIVE EXPENSES AND OTHER CHARGES AND FEES. The tables which appear below set forth the following information:

The table entitled “Amounts Paid to Prudential for Administrative Expenses and Management Services” identifies, for the three most recent fiscal years, amounts paid by VCA 10 and VCA 11 to Prudential for administrative expenses and for providing management services.

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A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. The table entitled “VCA 24 Daily Charges” identifies, for the three most recent fiscal years, the daily charges received by Prudential.

An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant’s Accumulation Account. The table entitled “Annual Account Charges” identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential from each of VCA 10 and VCA 11.

A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The table below entitled “Deferred Sales Charges” identifies, for the three most recent fiscal years, the deferred sales charges imposed on withdrawals from each of VCA 10, VCA 11 and VCA 24.

Amounts Paid to Prudential for Administrative Expenses and Management Services
	2011	2010	2009
VCA 10	$1,713,151	$1,712,535	$1,537,811
VCA 11	$388,149	$456,381	$528,754
VCA 24 Daily Charges
	2011	2010	2009
	$3,951,306	$3,936,928	$3,552,893
Annual Account Charges
	2011	2010	2009
VCA 10	$24,271	$25,734	$28,544
VCA 11	$19,612	$21,394	$24,191
VCA 24	$42,780	$45,133	$49,022
Deferred Sales Charges
	2011	2010	2009
VCA 10	—	—	$552
VCA 11	—	—	$862
VCA 24	—	—	$1761

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER. Set forth below is additional information concerning other accounts managed by David A. Kiefer, who serves as the Portfolio Manager for VCA 10. Information furnished is as of December 31, 2011. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Information About Other Accounts Managed by David A. Kiefer
	Registered Investment Companies (Thousands)	Other Pooled Investment Vehicles (Thousands)	Other Accounts (Thousands)(1)	Ownership of Fund Securities
	12 / $12,665,787	6 / $788,344 1 / $7,586 (2)	8 / $941,722	None

(1) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

(2) The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

As of December 31, 2011, Mr. Kiefer owned no securities issued by VCA 10. The general public may not invest in VCA 10. Instead, VCA 10 investments may be made only by participants under certain retirement arrangements.

The structure of, and method(s) used by Jennison to determine, Mr. Kiefer’s compensation is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

The MEDLEY Program 6

Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio manager are listed below in order of importance.

The following primary quantitative factor is reviewed for the portfolio manager:

  One and three year pre-tax investment performance of groupings of accounts relative to market conditions, pre-determined passive indices (the Russell 1000® Value Index and Standard & Poor’s 500 Composite Stock Price Index), and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

The qualitative factors reviewed for the portfolio manager may include:

  Historical and long-term business potential of the product strategies;
  Qualitative factors such as teamwork and responsiveness; and
  Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

POTENTIAL CONFLICTS OF INTEREST: In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

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Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10 AND VCA 11

VCA 10. In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 10’s total assets, more than 5% of VCA 10’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 10’s total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.

Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10’s total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.

Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33% of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.

VCA 11. In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 11’s total assets, more than 5% of VCA 11’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 11’s total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no

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limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 11.

Loans. VCA 11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

Borrowing. VCA 11 will not issue senior securities, borrow money or pledge its assets, except that VCA 11 may borrow from banks up to 33% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 11 may pledge up to 33% of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 11 will not purchase securities on margin (but VCA 11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA 11 will not underwrite the securities of other issuers, except where VCA 11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 11 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10 AND VCA 11

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10. The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act and the rules and regulations thereunder; Provided, however, that VCA 10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

Illiquid Securities. VCA 10 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10’s net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 10 purchases an illiquid security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11. The VCA 11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 11.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act, and the rules and regulations thereunder; Provided, however, that VCA ll may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 11 will not make short sales of securities or maintain a short position.

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Illiquid Securities. VCA 11 may not invest more than 5% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 11’s net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. This limit is applied as of the date VCA 11 purchases an illiquid security.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 and VCA 11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1. An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2. The stock of a corporation may not be purchased unless (a) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (b) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be (a) listed or admitted to trading on a securities exchange in the United States or Canada; or (b) included in the National Association of Securities Dealers’ national price listings of “over-the-counter” securities; or (c) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Important Note: Pursuant to permissions granted to VCA 10 by the New Jersey Department of Insurance, VCA 10 may invest in the following securities which would otherwise be impermissible investments for VCA 10 under New Jersey law:

  VCA 10 may invest up to 30% of its total assets in foreign securities traded on United States or Canadian exchanges, or traded on exchanges in foreign markets outside the United States and Canada as specifically identified by the New Jersey Department of Insurance.
  VCA 10 may invest in securities that do not otherwise meet the dividend or earnings requirements of New Jersey law in excess of the 5% limitation set forth above.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

VCA 10 and VCA 11 each has adopted a Code of Ethics. In addition, PI, PIM, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Account. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Account is making such investments. VCA 24 is not required to adopt a Code of Ethics because it invests only in shares of the Series Fund portfolios. These Codes of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. These Codes of Ethics are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies on these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the

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following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Station, Washington, D.C. 20549-0102.

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ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.” There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10’s hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange

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would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.

OPTIONS ON EQUITY SECURITIES. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the NASDAQ or that result from privately negotiated transactions with broker-dealers (OTC options). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 10 will write only “covered” options on stocks. A call option is covered if: (1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

OPTIONS ON DEBT SECURITIES. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 10 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

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VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10’s broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 10’s use of straddles will be limited to 5% of VCA 10’s net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10’s net assets at the time the straddle is written).

VCA 10 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.

VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

OPTIONS ON STOCK INDICES. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 10 will write only “covered” options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

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A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10’s equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10’s equity securities. It is also possible that the index may rise when VCA 10’s securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON FOREIGN CURRENCIES. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10’s successful use of options on foreign currencies depends upon the investment manager’s ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

OPTIONS ON FUTURES CONTRACTS. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the

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exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 10’s successful use of forward contracts depends upon the investment manager’s ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager’s prediction of interest rate movements is incorrect, VCA 10’s total return will be less than if the Account had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

ILLIQUID SECURITIES

VCA 10 may not invest more than 15% of its net assets in illiquid securities. VCA 11 may not invest more than 5% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the net asset value of VCA 10 and VCA 11. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% and 5% limits are applied as of the date VCA 10 or VCA 11 purchases an illiquid security. It is possible that VCA 10’s holding of illiquid securities could exceed the 15% limit and VCA 11’s holding of illiquid securities could exceed the 5% limit, for example as a result of market developments or redemptions.

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VCA 10 and VCA 11 may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of VCA 10 and VCA 11. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities. Securities determined to be liquid under these procedures are not subject to the 15% and 5% limits.

Investments in illiquid securities involve more risks than investments in similar securities that are readily marketable. Illiquid securities may trade at a discount from comparable, more liquid securities. Investment of assets in illiquid securities may restrict the ability of VCA 10 and VCA 11 to dispose of their investments in a timely fashion and for a fair price as well as their ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where operations require cash, such as when VCA 10 or VCA 11 has net redemptions, and could result in VCA 10 or VCA 11 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments. Illiquid securities are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 10 or VCA 11 or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 10 or VCA 11 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 10 or VCA 11 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 10 or VCA 11 may obtain access to material non-public information, which may restrict their ability to conduct transactions in those securities.

LOANS OF PORTFOLIO SECURITIES

VCA 10 and VCA 11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 and VCA 11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 and VCA 11 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 and VCA 11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 10 and VCA 11 will not lend their portfolio securities to borrowers affiliated with Prudential. This will not affect the Accounts’ ability to maximize their securities lending opportunities.

PORTFOLIO TURNOVER RATE

VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%.

The table below sets forth the annual portfolio turnover rate for VCA 10 for the three most recent fiscal years.

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VCA 10 Portfolio Turnover Rate
	2011	2010	2009
	56%	70%	62%

PORTFOLIO BROKERAGE AND RELATED PRACTICES

VCA 10 and VCA 11 have adopted a policy pursuant to which VCA 10 and VCA 11 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 10 and VCA 11 shares by directing brokerage transactions to that broker. VCA 10 and VCA 11 have adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits the VCA 10 and VCA 11, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 10 and VCA 11 and is not influenced by considerations about the sale of Fund shares.

The respective subadviser is responsible for decisions to buy and sell securities for VCA 10 and VCA 11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PI, Jennison, or PIM review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished PI, Jennison, or PIM with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.

These services include statistical and economic data and research reports on particular companies and industries. PI, Jennison, and PIM use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although PI’s present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, PI might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account’s Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which PI or a subadviser serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity’s investment objectives and its current cash and investment positions. Because the various entities for which PI or a subadviser acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

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An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2011, 2010 and 2009 neither VCA 10 nor VCA 11 paid any commissions to any affiliated brokers. The Accounts may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

PI, Jennison, or PIM may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.

The table below sets forth the amount of brokerage commissions paid by VCA 10 to various brokers in connection with securities transactions during the three most recent fiscal years.

Brokerage Commissions Paid by VCA 10
	2011	2010	2009
	$213,000	$317,000	$321,000

CUSTODY OF SECURITIES & SECURITIES LENDING AGENT

Custodian. State Street Bank Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 10’s and VCA 11’s assets and maintains certain books and records in connection therewith.

Securities Lending Agent. Prudential Investment Management, Inc. (PIM), Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102, serves as the securities lending agent for VCA 10 and VCA 11, and in that role administers the securities lending programs of both VCA 10 and VCA 11. For its services PIM receives a portion of the amount earned by lending securities. During 2011 PIM did not lend any securities on behalf of either VCA 10 or VCA 11.

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THE VCA 10 AND VCA 11 COMMITTEES AND OFFICERS

MANAGEMENT OF VCA 10 AND VCA 11

VCA 10 and VCA 11 are managed by The Prudential Variable Contract Account 10 Committee and The Prudential Variable Contract Account 11 Committees (the VCA Committees). The members of the VCA Committees are elected by the persons having voting rights in respect of the VCA 10 Account and the VCA 11 Account. The affairs of the Accounts are conducted in accordance with the Rules and Regulations of the Accounts.

Information pertaining to the Committee Members of VCA 10 and VCA 11 (hereafter referred to as Board Members) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 10 and VCA 11 as defined in the Investment Company Act of 1940 are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 10 and VCA 11 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 10 and VCA 11 and any other investment companies managed by PI. VCA 10 and VCA 11 are also referred to as “Funds.”

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 60	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 60	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 60	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 60	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (69) Board Member Portfolios Overseen: 60	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 60	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (72) Board Member Portfolios Overseen: 60	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 60	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (49) Board Member & President Portfolios Overseen: 60	President of Prudential Investments LLC (since January 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 60	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1) The year in which each individual joined the Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003, Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Judy A. Rice (64) Vice President	President, Chief Executive Officer (May 2011-Present) and Executive Vice President (December 2008-May 2011) of Prudential Investment Management Services LLC; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (February 2003-December 2011) of Prudential Investments LLC; formerly President, Chief Executive Officer and Officer-In-Charge (April 2003-December 2011) of Prudential Mutual Fund Services LLC; formerly Member of the Board of Directors of Jennison Associates LLC (November 2010-December 2011); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, COO, CEO and Manager of PIFM Holdco, LLC (April 2006-December 2011); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.
Kathryn L. Quirk (59) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (53) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (49) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Timothy J. Knierim (53) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).
Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (48) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became a Fund officer is as follows: Judy A. Rice, 2012; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1997; Valerie Simpson, 2007; Peter Parrella, 2007, M. Sadiq Peshimam, 2006; Richard W. Kinville, 2011; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

  Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
  Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
  “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
  “Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement with the Fund, the Manager pays all compensation of Fund Officers and employees as well as the fees and expenses of all Interested Board Members.

The Fund pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Board Members’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any Prudential Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The Fund’s obligation to make payments of deferred Board Members’ fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Board Members.

The following table sets forth the aggregate compensation paid by the Fund for the most recently completed fiscal year to the Independent Board Members for service on the Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Fund (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

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Compensation Received by VCA 10 & VCA 11 Board Members
Name	Aggregate Compensation	Pension or Retirement Benefits	Total 2011 Compensation from VCA Accounts and Fund Complex
Kevin J. Bannon	$3,060	None	$190,000 (31/60)*
Linda W. Bynoe**	$3,030	None	$187,000 (31/60)*
Michael S. Hyland, CFA	$3,070	None	$193,000 (31/60)*
Douglas H. McCorkindale**	$3,040	None	$188,000 (31/60)*
Stephen P. Munn	$3,080	None	$194,000 (31/60)*
Richard A. Redeker	$3,180	None	$212,000 (31/60)*
Robin B. Smith**	$3,040	None	$188,000 (31/60)*
Stephen G. Stoneburn**	$3,050	None	$189,000 (31/60)*

Explanatory Notes to Board Member Compensation Table

* Compensation relates to portfolios that were in existence for any period during 2011. Number of funds and portfolios represent those in existence as of December 31, 2011, and excludes funds that have merged or liquidated during the year.

** Under the Funds’ deferred fee agreement, certain Board Members have elected to defer all or part of their total compensation. The total amount of deferred compensation accrued during the calendar year ended December 31, 2011, including investment results during the year on cumulative deferred fees, amounted to $52,931, $(242,584), $(255,382) and $75,798 for Ms. Bynoe, Mr. McCorkindale, Ms. Smith, and Mr. Stoneburn, respectively.

BOARD COMMITTEES. The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee: The Audit Committee consists of Messrs. Munn (Chair), McCorkindale and Bannon, Ms. Smith, and Mr. Redeker (ex-officio). The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund’s most recently completed fiscal year is set forth in the table below.

Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Hyland (chair), Mr. Stoneburn, Ms. Bynoe, and Mr. Redeker (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund’s most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund’s website.

Prudential and Target Investment Committees: In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The Prudential Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees.

The Prudential Investment Committee consists of Mr. Bannon (chair), Mr. McCorkindale, Mr. Munn, Ms. Smith and Mr. Parker. The Target Investment Committee consists of Mr. Stoneburn (chair), Mr. Hyland, Mr. Redeker, Ms. Bynoe and Mr. Benjamin. The number of Prudential and Target Investment Committee meetings, as applicable, held during the Fund’s most recently completed fiscal year is set forth in the table below.

23

Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Prudential Investment Committee
4	4	4

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of ten members, eight of whom are Independent Board Members. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board has established three standing committees—Audit, Nominating and Governance, and Investment—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Board Member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member’s ability to perform his or her duties effectively may have been attained through a Board Member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.

Ms. Smith and Messrs. McCorkindale, Redeker, and Stoneburn have each served as a Board Member of mutual funds in the Fund Complex for more than 14 years, including as members and/or Chairs of various Board committees. In addition, Ms. Smith and Mr. McCorkindale each has more than 35 years and Mr. Stoneburn has more than 30 years of experience as senior executive officers of operating companies and/or as directors of public companies. Mr. Redeker has 44 years of experience as a senior executive in the mutual fund industry. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 11 years, has approximately 20 years experience as a management consultant and serves as a Director of financial services and other complex global corporations. Mr. Munn joined the Board of the Fund and other funds in the Fund Complex in 2008. He previously served as a Board Member of funds managed by PI or its affiliates from 1991 until 2003. In addition, he is the lead director and was the Chairman of an operating business for 14 years. Messrs. Bannon and Hyland joined the Board of the Fund and other funds in the Fund Complex in 2008. Each has held senior executive positions in the financial services industry, including serving as senior executives of asset management firms, for over 17 years. Mr. Parker, who has served as an Interested Board Member and President of the Fund and the other funds in the Fund Complex since 2012, is President, Chief Operating Officer and Officer-in-Charge of PI and several of its affiliates that provide services to the Fund and has held senior positions in PI since 2005. Mr. Benjamin, an Interested Board Member of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PI since 2003. Specific details about each Board Member’s professional experience appear in the professional biography tables, above.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers

The MEDLEY Program 24

are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Richard Redeker) or the Chair of the Nominating and Governance Committee (Michael Hyland), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund’s Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Share Ownership. Information relating to each Board Member’s Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

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The following table sets forth the dollar range of VCA 10 and VCA 11 securities held by each Board Member as of December 31, 2011. The table also includes the aggregate dollar range of securities held by each Board Member in all funds in the Fund Complex overseen by that Board Member as of December 31, 2011.

Securities Owned by VCA 10 & VCA 11 Board Members
Name	Dollar Range of VCA 10 & VCA 11 Securities	Aggregate Dollar Range of All Securities
Independent Board Members
Kevin J. Bannon	None	Over $100,000
Linda W. Bynoe	None	Over $100,000
Michael S. Hyland, C.F.A.	None	Over $100,000
Douglas H. McCorkindale	None	Over $100,000
Stephen P. Munn	None	Over $100,000
Richard A. Redeker	None	Over $100,000
Robin B. Smith	None	Over $100,000
Stephen G. Stoneburn	None	Over $100,000
Interested Board Members
Stuart S. Parker	None	Over $100,000
Scott E. Benjamin	None	Over $100,000

Notes to Board Member Share Ownership Table

“Aggregate Dollar Range of All Securities” identifies the total dollar range of all securities in all registered investment companies overseen by Board Member in the Fund Complex.

The general public may not invest in VCA 10 or VCA 11. Instead, VCA 10 and VCA 11 investments may be made only by participants under certain retirement arrangements.

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Board Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 10 or VCA 11 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 10 or VCA 11 as of December 31, 2011.

Ownership of Other Securities by VCA 10 & VCA 11 Board Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
Michael S. Hyland, C.F.A.	None	None	None	None	None
Douglas H. McCorkindale	None	None	None	None	None
Stephen P. Munn	None	None	None	None	None
Richard A. Redeker	None	None	None	None	None
Robin B. Smith	None	None	None	None	None
Stephen G. Stoneburn	None	None	None	None	None

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POLICIES OF VCA 10 AND VCA 11

PROXY VOTING AND RECORDKEEPING

The VCA Committees have delegated to the VCA Accounts’ investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the VCA Accounts. The VCA Accounts authorize the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA Committees, including any Committee thereof established for that purpose.

The Manager and the VCA Committees view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the VCA Accounts. Consistent with this goal, the VCA Committees view the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA Committees maintain a policy of seeking to protect the best interests of the VCA Committees should a proxy issue potentially implicate a conflict of interest between the VCA Accounts and the Manager or its affiliates.

The Manager delegates to the VCA Accounts’ subadvisers the responsibility for voting proxies. The subadvisers are expected to identify and seek to obtain the optimal benefit for the VCA Accounts and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the VCA Accounts and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the VCA Accounts and the interests of the subadvisers or their affiliates. The Manager expects that the subadvisers will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadvisers will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

Information regarding how the VCA Accounts voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Commission’s website at http:// www.sec.gov, and is also available at www.prudentialfunds.com. A copy of the voting policy of each subadviser to the VCA Accounts is set forth below:

JENNISON ASSOCIATES LLC (JENNISON)

Conflicts of interest may also arise in voting proxies. Jennison has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client.. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

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In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM)

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (PIM) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

Prudential Fixed Income. Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account. Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process.

Prudential Fixed Income invests primarily in public debt, thus there are few traditional proxies voted by us. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. If a security is held in multiple accounts and two or more portfolio managers are not in agreement with respect to a particular vote, our proxy voting committee will determine the vote. Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

We take into account restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote securities on a best efforts basis and in the best economic interest of our clients.

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients, we refer the proxies regarding that issuer for resolution to our proxy voting committee, which is composed of senior management. This may include abstaining from a particular vote or voting in accordance with the policy of the proxy voting facilitator rather than our own policy.

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Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

Any client may obtain a copy of our proxy voting policy, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

Prudential Real Estate Investors. PREI’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PREI’s judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PREI’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer’s management if we determine that voting is in the best economic interest of our clients.

PREI utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PREI’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, PREI provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The portfolio holdings of the VCA Accounts are made public, as required by law, in their annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, their portfolio holdings as of their first and third fiscal quarter ends are reported to the SEC within 60 days after the end of the VCA Accounts’ first and third fiscal quarters. Additionally, pursuant to Rule 2a-7 (“Rule 2a-7”) of the Investment Company Act, VCA-11 will release portfolio holdings and certain other portfolio information as required by Rule 2a-7 to the Commission in a monthly filing on Form N-MPF within five business days from month-end, such information becomes publicly available 60 days after end of month to which information pertains and may be accessed at www.sec.gov. As required by Rule 2a-7, VCA-11 generally posts on its website a detailed list of its portfolio holdings and certain other information, including its weighted average maturity and weighted after life on a monthly basis within five business days from month-end. Such information will be posted on VCA-11’s website and will generally be available for viewing for at least six months after the posting.

When authorized by the Chief Compliance Officer of the VCA Accounts and an officer of the VCA Accounts, portfolio holdings information may be disseminated more frequently or at different periods than those described above. The VCA Accounts have entered into ongoing arrangements to make available information about the VCA Accounts’ portfolio holdings. Parties receiving this information may include intermediaries that distribute shares of the VCA Accounts, third-party providers of auditing, custody, proxy voting and other services for the VCA Accounts, rating and ranking organizations, and certain affiliated persons of the VCA Accounts, as described below. The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:
1. A request for release of the holdings of the VCA Accounts shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the VCA Accounts and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the VCA Accounts.

2. The request shall be forwarded to the Chief Compliance Officer of the VCA Accounts, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the VCA Accounts must be executed with the recipient of the holdings information.

4. An officer of the VCA Accounts shall approve the release agreement. Copies of the release and agreement shall be sent to PI’s law department.

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5. Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of holdings information.

6. PI’s Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks. As of the date of this Statement of Additional Information, the VCA Accounts will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.
  Full holdings on a daily basis to the VCA Accounts’ subadvisers, custodians, sub-custodians (if any) and Accounting Agents at the end of each day.
  Full holdings to the VCA Accounts’ independent registered public accounting firm as soon as practicable following the VCA Accounts’ fiscal year-end or on an as-needed basis.
  Full holdings to financial printers as soon as practicable following the end of the VCA Accounts’ quarterly, semi and annual period-ends.

2. Analytical Service Providers

  All VCA Accounts’ trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end.
  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.
  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the VCA Accounts’ Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

In no instance may the Investment Adviser or the VCA Accounts receive any compensation or consideration in exchange for the portfolio holdings information.

The Committees of the VCA Accounts have approved PI’s Policy for the Dissemination of Portfolio Holdings. The Committees shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Committees have delegated oversight of the VCA Accounts’ disclosure of portfolio holdings to the Chief Compliance Officer.

Arrangements pursuant to which the VCA Accounts disclose non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

There can be no assurance that the VCA Accounts’ policies and procedures on portfolio holdings information will protect the VCA Accounts from the potential misuse of such information by individuals or entities that come into possession of the information.

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INFORMATION ABOUT PRUDENTIAL

EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The following is biographical information for Prudential Insurance’s executive officers and directors:

EXECUTIVE OFFICERS:
John R. Strangfeld, age 58, was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.

Mark B. Grier, age 59, has served as Vice Chairman and a member of Prudential Financial’s Office of the Chairman since August 2002. From April 2007 through January 2008 he served as Vice Chairman overseeing International Insurance and Investments as well as the Global Marketing and Communications divisions. Mr. Grier was Chief Financial Officer of Prudential Insurance from 1995 to 1997 and has served in various executive roles. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.

Edward P. Baird, age 63, was elected Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance in January 2008. He served as Senior Vice President of Prudential Insurance from January 2002 to January 2008. Mr. Baird joined Prudential in 1979 and has served in various executive roles, including President of Pruco Life Insurance Company from January 1990 to December 1990; Senior Vice President for Agencies, Individual Life from January 1991 to June 1996; Senior Vice President, Prudential Healthcare from July 1996 to July 1999; Country Manager (Tokyo, Japan), International Investments Group from August 1999 to August 2002; and President of Group Insurance from August 2002 to January 2008.

Richard J. Carbone, age 64, was elected Executive Vice President of Prudential Financial and Prudential Insurance in January 2008. He has served as Chief Financial Officer of Prudential Financial since December 2000 and of Prudential Insurance since July 1997. He has also served as Senior Vice President of Prudential Financial from November 2001 to January 2008 and Senior Vice President of Prudential Insurance from July 1997 to January 2008. Prior to that, Mr. Carbone was the Global Controller and a Managing Director of Salomon, Inc. from July 1995 to June 1997; and Controller of Bankers Trust New York Corporation and a Managing Director and Controller of Bankers Trust Company from April 1988 to March 1993; and Managing Director and Chief Administrative Officer of the Private Client Group at Bankers Trust Company from March 1993 to June 1995.

Charles F. Lowrey, age 54, was elected Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance in February 2011. He served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors, our real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and head of the Americas for J.P. Morgan’s Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.

Susan L. Blount, age 54, was elected Senior Vice President and General Counsel of Prudential Financial and Prudential Insurance in May 2005. Ms. Blount has been with Prudential since 1985. She has served in various supervisory positions since 2002, including Vice President and Chief Investment Counsel and Vice President and Enterprise Finance Counsel. She served as Vice President, Secretary and Associate General Counsel from 2000 to 2002 and Vice President and Secretary from 1995 to 2000.

Helen M. Galt, age 64, was elected Senior Vice President and Company Actuary of Prudential Financial in October 2005. She was named to the role of Chief Risk Officer in June 2007. Ms. Galt has been with Prudential since 1972, serving in various actuarial management positions with Prudential Insurance including Vice President and Company Actuary from 1993 to 2005 and Senior Vice President and Company Actuary, a position she currently holds.

Sharon C. Taylor, age 57, was elected Senior Vice President, Human Resources for Prudential Financial in June 2002. She also serves as Senior Vice President, Human Resources for Prudential Insurance and the Chair of The Prudential Foundation. Ms. Taylor has been with Prudential since 1976, serving in various human resources and general management positions, including Vice President of

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Human Resources Communities of Practice, from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services, from 1998 to 2000; Vice President, Staffing and Employee Relations from 1996 to 1998; Management Internal Control Officer from 1994 to 1996; and Vice President, Human Resources and Administration from 1993 to 1994.

Barbara Koster, age 57, was elected Senior Vice President, Operations and Systems, of Prudential Financial in May 2011 and has been a Senior Vice President of Prudential Insurance Company of America since February 2004. Ms. Koster joined Prudential in November 1995 as the Vice President and Chief Information Officer of Individual Life Insurance Systems and was appointed as the Chief Information Officer of Prudential in 2004. Prior to joining Prudential, Ms. Koster held several positions with Chase Manhattan Bank, including that of President of Chase Access Services.

DIRECTORS:

Thomas J. Baltimore, Jr., age 48, is the President and Chief Executive Officer of RLJ Lodging Trust (a NYSE-listed real estate investment company), with nearly $3 billion in assets under management, since May 2011. Previously, he served as Co-Founder and President of RLJ Development, LLC (RLJ Lodging’s predecessor company) from 2000 to May 2011. He served as VP, Gaming Acquisitions of Hilton Hotels Corporation from 1997 to 1998 and later as VP, Development and Finance, from 1999 to 2000. He also served in various management positions with Host Marriott Services, including VP, Business Development, from 1994 to 1996.

Gordon M. Bethune, age 70, is Managing Director of g-b1 Partners (a travel advisory firm) since January 2005. He was Chairman and CEO of Continental Airlines, Inc. (an international commercial airline company) from 1996 until his retirement in December 2004. Mr. Bethune was the President and CEO of Continental Airlines from November 1994 to 1996 and served as President and Chief Operating Officer from February 1994 to November 1994. Prior to joining Continental, Mr. Bethune held senior management positions with The Boeing Company, Piedmont Airlines, Western Air Lines, Inc. and Braniff Airlines (various airline companies).

W. Gaston Caperton III, age 72, is President of The College Board (a non-profit membership association of more than 5,900 schools, colleges and universities) since 1999. Mr. Caperton has announced his retirement from the College Board effective June 30, 2012. He served as the Governor of the State of West Virginia from 1988 to 1996. From 1963 to 1987, he was an entrepreneur and was CEO and owner of the tenth largest privately owned insurance brokerage firm in the United States. From 1997 to 1999, he was a fellow at the Harvard University’s John F. Kennedy Institute of Politics and was an Executive Director of Columbia University’s Institute on Education & Government at Teachers College. Mr. Caperton was the 1996 Chair of the Democratic Governors’ Association, and served on the National Governors’ Association executive committee and was a member of the Intergovernmental Policy Advisory Committee on U.S. Trade. He also was the Chairman of the Appalachian Regional Commission, Southern Regional Education Board and the Southern Growth Policy Board.

Gilbert F. Casellas, age 59, is Chairman of OMNITRU since 2011 (need to say what it does) and was the VP, Corporate Responsibility of Dell Inc. (a global computer manufacturer) from 2007 to 2010. He served as a Member of Mintz Levin Cohn Ferris Glovsky & Popeo, PC from June 2005 to October 2007. He served as President of Casellas & Associates, LLC (a consulting firm) from 2001 to 2005. During 2001, he served as President and CEO of Q-linx, Inc.. He served as the President and COO of The Swarthmore Group, Inc. from January 1999 to December 2000. Mr. Casellas served as Chairman, U.S. EEOC from 1994 to 1998 and General Counsel, U.S. Department of the Air Force, from 1993 to 1994.

James G. Cullen, age 69, served as the President and COO of Bell Atlantic Corporation (a global telecommunications company) from December 1998 until his retirement in June 2000. Mr. Cullen was the President and CEO, Telecom Group of Bell Atlantic Corporation from 1997 to 1998 and served as Vice Chairman of Bell Atlantic Corporation from 1995 to 1997. The Presiding Director of the Board of Johnson & Johnson since 2004, Mr. Cullen has also served as Non-Executive Chairman of the Board of NeuStar, Inc. since November 2010 and the Non-Executive Chairman of the Board of Agilent Technologies, Inc. since March 2005.

William H. Gray III, age 70, is Chairman of Gray Global Strategies, Inc. (a business advisory firm) and is a Senior Advisor for Gray Global Advisors, LLC. Prior to founding Gray Global Strategies, Inc., Mr. Gray was Co-Chairman of GrayLoeffler, LLC (a business advisory and government relations firm, formerly the Amani Group) from 2009 to 2011. He served as the Chairman of the Amani Group from 2004 to 2009. Mr. Gray served as President and CEO of The College Fund/UNCF (a philanthropic foundation) from 1991 until his retirement in 2004. From 1979 to 1991, Mr. Gray served as Member of the U.S. House of Representatives. Mr. Gray, an ordained Baptist minister, is Pastor Emeritus of the Bright Hope Baptist Church of Philadelphia since 2005.

Mark B. Grier, age 59, has served as Vice Chairman and a member of Prudential Financial’s Office of the Chairman since August 2002. From April 2007 through January 2008 he served as Vice Chairman overseeing International Insurance and Investments as well as the Global Marketing and Communications divisions. Mr. Grier was Chief Financial Officer of Prudential Insurance from 1995 to 1997 and has served in various executive roles. Prior to joining Prudential, Mr. Grier was an executive with Chase Manhattan Corporation.

The MEDLEY Program 32

Constance J. Horner, age 70, served as a Guest Scholar at The Brookings Institution (non-partisan research institute) from 1993 to 2005, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary, U.S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from 1993 to 1998.

Martina Hund-Mejean, age 51, has served as the Chief Financial Officer and a member of the Executive Committee at MasterCard Worldwide (a global transaction processing and consulting services company) since 2007. Ms. Hund-Mejean served as SVP and Corporate Treasurer at Tyco International Ltd. from 2003 to 2007; SVP and Treasurer at Lucent Technologies from 2000 to 2002; and held management positions at General Motors Company from 1988 to 2000. Ms. Hund-Mejean began her career as a credit analyst at Dow Chemical in Frankfurt, Germany.

Karl J. Krapek, age 63, is a co-founder of The Keystone Companies, which was founded in 2002 and develops residential and commercial real estate. Mr. Krapek served as the President and COO of United Technologies Corporation (a diversified aerospace and industrial products company) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at United Technologies Corporation, which he joined in 1982.

Christine A. Poon, age 59, has served as Dean of Fisher College of Business, The Ohio State University since May 2009. She served as Vice Chairman and a Member of the Board of Directors of Johnson & Johnson (a global healthcare products and services company) from 2005 until her retirement in March 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a Member of Johnson & Johnson’s Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals, from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb (a global biopharmaceutical company) for 15 years.

John R. Strangfeld, age 58, was elected Chairman of Prudential Financial in May 2008 and has served as Chief Executive Officer, President and Director since January 2008. He is a member of the Office of the Chairman and served as Vice Chairman of Prudential Financial from August 2002 to December 2007. He was Executive Vice President of Prudential Financial from February 2001 to August 2002. He served as Chief Executive Officer, Prudential Investment Management of Prudential Insurance from October 1998 until April 2002 and Chairman of the Board and CEO of Prudential Securities (renamed Prudential Equity Group, LLC) from December 2000 to April 2008. He has been with Prudential since July 1977, serving in various management positions, including Senior Managing Director, The Private Asset Management Group from 1995 to 1998; and Chairman, PRICOA Capital Group (London) Europe from 1989 to 1995.

James A. Unruh, age 71, became a founding Member of Alerion Capital Group, LLC (a private equity investment group) in 1998. Mr. Unruh was with Unisys Corporation (a global information technology consulting services and solutions company) from 1987 to 1997, serving as its Chairman and CEO from 1990 to 1997. He also held executive positions with financial management responsibility, including serving as Senior Vice President, Finance, Burroughs Corporation (a business equipment manufacturer), from 1982 to 1987. In addition, Mr. Unruh serves as a director of several privately held companies in connection with his position at Alerion Capital Group, LLC.

33

SALE OF GROUP VARIABLE ANNUITY CONTRACTS

INFORMATION ABOUT CONTRACT SALES

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.

The table below sets forth, for the three most recent fiscal years for each of VCA 10, VCA 11 and VCA 24, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.

Sales Charges Received and Amounts Credited
	2011	2010	2009
VCA 10
Sales Charges Received by Prudential	—	—	$552
Amounts Credited by Prudential to Other Broker-Dealers	$122,200	$121,472	$106,701
VCA 11
Sales Charges Received by Prudential	—	—	$862
Amounts Credited by Prudential to Other Broker-Dealers	$33,855	$41,935	$46,865
VCA 24
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$551,790	$556,557	$464,848

The MEDLEY Program 34

FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF VCA 10 AND VCA 11

The financial statements for VCA 10 and VCA 11 for the fiscal year ended December 31, 2011, incorporated into this SAI by reference to the MEDLEY annual report for 2011 (File Nos. 811-03421 and 811-03422, respectively), have been derived from the VCA 10 and VCA 11 financial statements audited by KPMG LLP, an independent registered public accounting firm. You may obtain a copy of the MEDLEY annual report at no charge by request by calling 1-877-778-2100, or by writing to 30 Scranton Office Park, Scranton, PA 18507-1789.

Financial statements for VCA 24 and for The Prudential Insurance Company of America as of December 31, 2011 are included in this Statement of Additional Information on the following pages.

The following financial statements describe the financial condition of The Prudential Insurance Company of America as well as The Prudential Variable Contract Account-24. The financial statements of The Prudential Variable Contract Account-24 should be distinguished from the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which should be considered only as bearing upon the ability of The Prudential Insurance Company of America to meet its obligations under the Contracts. The financial statements of The Prudential Variable Contract Account-24 show all the Account’s subaccounts as of December 31, 2011.

35

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENT OF NET ASSETS

December 31, 2011

	SUBACCOUNTS
	Prudential Equity Portfolio	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$131,203,421	$48,477,541	$65,692,085	$50,823,255
(Payable to)/Receivable from The Prudential Insurance Company of America	$(1,508)	$(2,598)	$66	$(1,976)

Net Assets	$131,201,913	$48,474,943	$65,692,151	$50,821,279

NET ASSETS, representing:
Accumulation units	131,201,913	48,474,943	65,692,151	50,821,279

	$131,201,913	$48,474,943	$65,692,151	$50,821,279

Units outstanding	23,096,804	9,891,666	14,386,373	12,282,665

Portfolio shares held	5,529,011	4,129,262	4,108,323	3,114,170
Portfolio net asset value per share	$23.73	$11.74	$15.99	$16.32
Investment in portfolio shares, at cost	$124,058,608	$44,761,272	$64,734,431	$44,455,025

STATEMENT OF OPERATIONS For the year ended December 31, 2011
	SUBACCOUNTS
	Prudential Equity Portfolio	Prudential Diversified Bond Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$984,369	$2,081,664	$1,318,170	$1,174,725

EXPENSES
Fees charged for administrative purposes	1,060,013	351,134	493,581	382,758

NET INVESTMENT INCOME (LOSS)	(75,644)	1,730,530	824,589	791,967

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,105,166	0	0
Realized gain (loss) on shares redeemed	(921,532)	27,041	(355,975)	257,902
Net change in unrealized gain (loss) on investments	(4,637,176)	268,177	1,921,293	904,657

NET GAIN (LOSS) ON INVESTMENTS	$(5,558,708)	$1,400,384	$1,565,318	$1,162,559

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,634,352)	$3,130,914	$2,389,907	$1,954,526

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio

$151,129,166	$30,165,177	$35,638,787
$5,389	$2,271	$15

$151,134,555	$30,167,448	$35,638,802

151,134,555	30,167,448	35,638,802

$151,134,555	$30,167,448	$35,638,802

23,509,567	10,668,184	10,936,285

4,802,325	1,780,707	2,881,066
$31.47	$16.94	$12.37
$111,102,826	$30,819,697	$33,233,728

SUBACCOUNTS (Continued)
Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio

$2,547,386	$529,811	$843,019

1,156,636	253,106	254,078

1,390,750	276,705	588,941

0	0	705,614
(209,791)	(672,593)	(3,321)
813,334	(2,186,284)	973,903

$603,543	$(2,858,877)	$1,676,196

$1,994,293	$(2,582,172)	$2,265,137

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2011 and 2010

	SUBACCOUNTS
	Prudential Equity Portfolio		Prudential Diversified Bond Portfolio		Prudential Flexible Managed Portfolio
	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010
OPERATIONS
Net investment income (loss)	$(75,644)	$76,887	$1,730,530	$2,260,853	$824,589	$1,004,382
Capital gains distributions received	0	0	1,105,166	0	0	0
Realized gain (loss) on shares redeemed	(921,532)	(4,449,920)	27,041	45,525	(355,975)	(1,084,772)
Net change in unrealized gain (loss) on investments	(4,637,176)	19,103,895	268,177	2,061,273	1,921,293	7,111,464

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,634,352)	14,730,862	3,130,914	4,367,651	2,389,907	7,031,074

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,229,720	1,593,969	6,996,162	4,236,085	4,580,178	982,433
Loan repayments	196,673	183,044	79,274	66,973	87,884	97,915
Withdrawals and other charges	(22,832,194)	(16,024,701)	(8,922,022)	(6,377,225)	(9,307,742)	(6,447,597)
Loans	(252,712)	(314,965)	(155,402)	(142,705)	(144,499)	(170,650)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(12,658,513)	(14,562,653)	(2,001,988)	(2,216,872)	(4,784,179)	(5,537,899)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,292,865)	168,209	1,128,926	2,150,779	(2,394,272)	1,493,175

NET ASSETS
Beginning of period	149,494,778	149,326,569	47,346,017	45,195,238	68,086,423	66,593,248

End of period	$131,201,913	$149,494,778	$48,474,943	$47,346,017	$65,692,151	$68,086,423

Beginning units	25,434,503	28,241,230	10,390,203	10,875,641	15,565,608	16,907,714

Units issued	1,859,606	867,520	1,553,206	1,216,688	1,050,876	411,973
Units redeemed	(4,197,305)	(3,674,247)	(2,051,743)	(1,702,126)	(2,230,111)	(1,754,079)

Ending units	23,096,804	25,434,503	9,891,666	10,390,203	14,386,373	15,565,608

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
Prudential Conservative Balanced Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio		Prudential Government Income Portfolio
01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010	01/01/2011 to 12/31/2011	01/01/2010 to 12/31/2010

$791,967	$873,289	$1,390,750	$1,595,061	$276,705	$279,891	$588,941	$1,626,005
0	0	0	0	0	0	705,614	0
257,902	8,959	(209,791)	(3,359,852)	(672,593)	(1,734,861)	(3,321)	(27,815)
904,657	4,467,075	813,334	21,807,303	(2,186,284)	5,279,567	973,903	556,907

1,954,526	5,349,323	1,994,293	20,042,512	(2,582,172)	3,824,597	2,265,137	2,155,097

3,450,188	1,305,921	12,817,133	2,533,493	1,925,694	1,360,256	5,828,310	1,958,276
62,634	74,840	264,424	298,653	65,634	75,952	141,340	85,352
(7,467,031)	(4,926,660)	(26,457,212)	(15,996,167)	(4,969,619)	(4,814,577)	(5,940,165)	(5,600,774)
(50,722)	(141,481)	(343,794)	(343,800)	(62,840)	(82,997)	(237,808)	(311,361)

(4,004,931)	(3,687,380)	(13,719,449)	(13,507,821)	(3,041,131)	(3,461,366)	(208,323)	(3,868,507)

(2,050,405)	1,661,943	(11,725,156)	6,534,691	(5,623,303)	363,231	2,056,814	(1,713,410)

52,871,684	51,209,741	162,859,711	156,325,020	35,790,751	35,427,520	33,581,988	35,295,398

$50,821,279	$52,871,684	$151,134,555	$162,859,711	$30,167,448	$35,790,751	$35,638,802	$33,581,988

13,353,832	14,345,862	25,881,107	28,272,094	11,729,316	12,991,787	11,024,094	12,276,436

878,052	513,016	1,958,368	865,314	699,385	615,034	1,987,224	1,491,426
(1,949,219)	(1,505,046)	(4,329,908)	(3,256,301)	(1,760,517)	(1,877,505)	(2,075,033)	(2,743,768)

12,282,665	13,353,832	23,509,567	25,881,107	10,668,184	11,729,316	10,936,285	11,024,094

The accompanying notes are an integral part of these financial statements.

A4

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

December 31, 2011

Note 1:	General

The Prudential Variable Contract Account-24 (“VCA-24” or “the Account”) was established on April 29, 1987 by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”), under the laws of the State of New Jersey. The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The Account is used in connection with group variable annuity contracts and has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”). The Account is composed of seven subaccounts. Each of the subaccounts invests in a corresponding portfolio of The Prudential Series Fund (the “Series Fund”). Options available to VCA-24 are: Equity Portfolio, Diversified Bond Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, Stock Index Portfolio, Global Portfolio and Government Income Portfolio. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

The Series Fund is an open-end management investment company, and each portfolio of the Series Fund is managed by Prudential Investments LLC, which is an affiliate of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of mutual funds. Additional information on these portfolios of mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statement of operations of the applicable Subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

Future Adoption of New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance

A5

Note 2:	Significant Accounting Policies (Continued)

clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Account expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Account’s financial position or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1. As of December 31, 2011, the Account did not have any Level 1 assets or liabilities.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2. As of December 31, 2011, the Account had Level 2 assets.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the asset or liability. As of December 31, 2011, the Account did not have any Level 3 assets or liabilities.

As of December 31, 2011, all funds have been classified as Level 2.

During the twelve months ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time. In addition, there are no other financial assets or liabilities valued on a non-recurring basis.

Note 4:	Taxes

VCA-24 is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability

A6

Note 4:	Taxes (Continued)

has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the Series Fund for the year ended December 31, 2011 were as follows:

	Purchases	Sales
Prudential Equity Portfolio	$733,715	$(16,127,399)
Prudential Diversified Bond Portfolio	$2,853,436	$(5,172,915)
Prudential Flexible Managed Portfolio	$326,578	$(6,422,732)
Prudential Conservative Balanced Portfolio	$931,806	$(4,786,781)
Prudential Stock Index Portfolio	$441,546	$(15,596,843)
Prudential Global Portfolio	$479,014	$(5,110,768)
Prudential Government Income Portfolio	$4,093,981	$(4,658,416)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative, and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), an indirect, wholly-owned subsidiary of PFI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc., Quantitative Management Associates LLC and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of each portfolio of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds.

PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Stock Index Portfolio. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent for each portfolio of the Series Fund.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

A7

Note 7:	Financial Highlights

A summary of the units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for each of the five years in the period ended December 31, 2011 were as follows:

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Equity Portfolio
December 31, 2011	23,097	$5.63158	to	$6.61237	131,202	0.68%	0.20%	to	0.75%	-5.48%	to	-4.19%
December 31, 2010	25,435	$5.87764	to	$5.87764	149,328	0.76%	0.75%	to	0.75%	11.09%	to	11.09%
December 31, 2009	28,241	$5.29071	to	$5.29071	149,327	1.60%	0.75%	to	0.75%	37.16%	to	37.16%
December 31, 2008	30,813	$3.85738	to	$3.85738	118,883	1.44%	0.75%	to	0.75%	-38.62%	to	-38.62%
December 31, 2007	35,561	$6.28415	to	$6.28415	223,603	1.02%	0.75%	to	0.75%	8.52%	to	8.52%

	Prudential Diversified Bond Portfolio
December 31, 2011	9,892	$4.86267	to	$5.70860	48,475	4.31%	0.20%	to	0.75%	6.71%	to	6.85%
December 31, 2010	10,390	$4.55679	to	$4.55679	47,369	5.53%	0.75%	to	0.75%	9.66%	to	9.66%
December 31, 2009	10,876	$4.15537	to	$4.15537	45,195	4.72%	0.75%	to	0.75%	19.65%	to	19.65%
December 31, 2008	11,474	$3.47296	to	$3.47296	39,895	5.16%	0.75%	to	0.75%	-4.16%	to	-4.16%
December 31, 2007	12,786	$3.62379	to	$3.62379	47,021	5.02%	0.75%	to	0.75%	4.99%	to	4.99%

	Prudential Flexible Managed Portfolio
December 31, 2011	14,386	$4.52981	to	$5.31904	65,692	1.96%	0.20%	to	0.75%	2.05%	to	3.56%
December 31, 2010	15,566	$4.37416	to	$4.37416	68,193	2.20%	0.75%	to	0.75%	11.19%	to	11.19%
December 31, 2009	16,908	$3.93385	to	$3.93385	66,593	3.48%	0.75%	to	0.75%	19.04%	to	19.04%
December 31, 2008	18,469	$3.30473	to	$3.30473	61,102	2.98%	0.75%	to	0.75%	-25.40%	to	-25.40%
December 31, 2007	20,910	$4.43001	to	$4.43001	92,702	2.25%	0.75%	to	0.75%	5.56%	to	5.56%

	Prudential Conservative Balanced Portfolio
December 31, 2011	12,283	$4.11047	to	$4.82664	50,821	2.26%	0.20%	to	0.75%	2.73%	to	3.82%
December 31, 2010	13,354	$3.95929	to	$3.95929	52,857	2.39%	0.75%	to	0.75%	10.90%	to	10.90%
December 31, 2009	14,346	$3.57020	to	$3.57020	51,210	3.77%	0.75%	to	0.75%	19.14%	to	19.14%
December 31, 2008	16,012	$2.99666	to	$2.99666	48,015	3.46%	0.75%	to	0.75%	-21.99%	to	-21.99%
December 31, 2007	18,615	$3.84154	to	$3.84154	71,573	2.82%	0.75%	to	0.75%	5.34%	to	5.34%

	Prudential Stock Index Portfolio
December 31, 2011	23,510	$6.36755	to	$7.47696	151,135	1.61%	0.20%	to	0.75%	-0.93%	to	1.19%
December 31, 2010	25,881	$6.29261	to	$6.29261	162,714	1.69%	0.75%	to	0.75%	13.75%	to	13.75%
December 31, 2009	28,272	$5.53182	to	$5.53182	156,325	2.80%	0.75%	to	0.75%	25.15%	to	25.15%
December 31, 2008	30,485	$4.42013	to	$4.42013	134,802	2.28%	0.75%	to	0.75%	-37.41%	to	-37.41%
December 31, 2007	35,874	$7.06169	to	$7.06169	253,469	1.55%	0.75%	to	0.75%	4.33%	to	4.33%

	Prudential Global Portfolio
December 31, 2011	10,668	$2.81749	to	$3.28187	30,167	1.57%	0.20%	to	0.75%	-9.11%	to	-7.67%
December 31, 2010	11,729	$3.05139	to	$3.05139	35,781	1.49%	0.75%	to	0.75%	11.88%	to	11.88%
December 31, 2009	12,992	$2.72735	to	$2.72735	35,428	2.90%	0.75%	to	0.75%	30.45%	to	30.45%
December 31, 2008	14,087	$2.09074	to	$2.09074	29,467	1.82%	0.75%	to	0.75%	-43.36%	to	-43.36%
December 31, 2007	16,422	$3.69104	to	$3.69104	60,648	1.03%	0.75%	to	0.75%	9.66%	to	9.66%

	Prudential Government Income Portfolio
December 31, 2011	10,936	$3.25415	to	$3.79050	35,639	2.46%	0.20%	to	0.75%	6.83%	to	7.51%
December 31, 2010	11,024	$3.04624	to	$3.04624	33,677	5.60%	0.75%	to	0.75%	6.11%	to	6.11%
December 31, 2009	12,276	$2.87081	to	$2.87081	35,295	3.10%	0.75%	to	0.75%	6.87%	to	6.87%
December 31, 2008	12,150	$2.68626	to	$2.68626	32,677	3.99%	0.75%	to	0.75%	3.47%	to	3.47%
December 31, 2007	12,257	$2.59623	to	$2.59623	32,707	4.41%	0.75%	to	0.75%	4.96%	to	4.96%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

A8

Note 7:	Financial Highlights (Continued)

**	These ratios represent the annualized contract expenses of the separate account, consisting primarily of administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2011 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

A daily charge at an effective annual rate of 0.20% to 0.75% of the net assets of each Subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge. This charge is assessed through the reduction in unit values. Prudential may, and has, reduced the daily charge for certain contracts, as permitted by the prospectus.

Annual Account Charge—An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a Participant’s account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant’s account in VCA-11. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant’s VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant’s accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.

Deferred Sales Charge—A deferred sales charge is imposed upon the withdrawal of certain purchase payments of up to 7% on contributions withdrawn during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn due to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer’s retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are

A9

Note 7:	Financial Highlights (Continued)

considered to be withdrawals from the Account or subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal. This charge is assessed through the redemption of units. Effective October 1, 2009, Prudential has waived all deferred sales charges.

Note 8:	Participant Loans

Loans are considered to be withdrawals from the subaccount from which the loan amount was deducted, however, no deferred sales charges are imposed upon them. For purposes of aging contributions in order to compute deferred sales charge, the amount of a principal repayment is considered a current contribution. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for the purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount as withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from each subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant’s contributions to the subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be the subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the subaccount of VCA-24.

Note 9:	Other

Contract owner net payments—represent contract owner contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Withdrawals and other charges—are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts—are amounts that contract owners have directed to be moved among subaccounts.

(Payable to)/Receivable from The Prudential Insurance Company of America—at times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, Withdrawals and death benefits. This amount is reflected in the Account’s Statement of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder’s account or the related unit value.

A10

Report of Independent Registered Public Accounting Firm

To Contract Owners of

The Prudential Variable Contract Account-24

and the Board of Directors of

The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of The Prudential Variable Contract Account-24 at December 31, 2011 and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Prudential Insurance Company of America. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 12, 2012

A11

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2011 and 2010 (in millions, except share amounts)

	2011	2010
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2011-$112,265; 2010- $111,314)	$123,027	$116,558
Trading account assets supporting insurance liabilities, at fair value	17,749	16,037
Other trading account assets, at fair value	5,055	5,177
Equity securities, available for sale, at fair value (cost: 2011-$4,153; 2010-$4,243)	4,917	5,432
Commercial mortgage and other loans	28,787	26,647
Policy loans	8,077	8,036
Other long-term investments (includes $366 and $258 measured at fair value under the fair value option at December 31, 2011 and 2010, respectively.)	3,824	3,485
Short-term investments and other	5,329	3,221

Total investments	196,765	184,593
Cash and cash equivalents	4,428	3,329
Accrued investment income	1,635	1,615
Deferred policy acquisition costs	8,505	8,267
Other assets	7,677	12,623
Due from parent and affiliates	6,919	4,333
Separate account assets	174,740	159,204

Total Assets	$400,669	$373,964

LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits	$82,349	$78,821
Policyholders’ account balances	75,051	73,256
Policyholders’ dividends	5,639	3,297
Securities sold under agreements to repurchase	6,031	5,885
Cash collateral for loaned securities	2,847	1,929
Income taxes	4,142	3,170
Short-term debt	1,255	1,488
Long-term debt	10,101	8,454
Other liabilities	5,748	10,397
Due to parent and affiliates	10,882	6,781
Separate account liabilities	174,740	159,204

Total liabilities	378,785	352,682

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 22)

EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized; issued and outstanding at December 31, 2011 and 2010	2	2
Additional paid-in capital	18,282	18,275
Accumulated other comprehensive income (loss)	2,693	1,244
Retained earnings	897	1,738

Total Prudential Insurance Company of America’s equity	21,874	21,259

Noncontrolling interests	10	23

Total equity	21,884	21,282

TOTAL LIABILITIES AND EQUITY	$400,669	$373,964

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2011, 2010 and 2009 (in millions)

	2011	2010	2009
REVENUES
Premiums	$10,586	$10,229	$9,633
Policy charges and fee income	2,574	2,197	2,090
Net investment income	8,762	8,680	8,580
Other income	1,937	1,571	2,488
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(1,913)	(2,655)	(3,337)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	1,664	2,261	2,004
Other realized investment gains (losses), net	1,614	1,657	(1,262)

Total realized investment gains (losses), net	1,365	1,263	(2,595)

Total revenues	25,224	23,940	20,196

BENEFITS AND EXPENSES
Policyholders’ benefits	12,623	11,918	11,047
Interest credited to policyholders’ account balances	3,146	3,314	3,648
Dividends to policyholders’	2,600	2,101	1,257
Amortization of deferred policy acquisition costs	1,456	475	483
General and administrative expenses	4,269	3,343	3,355

Total benefits and expenses	24,094	21,151	19,790

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	1,130	2,789	406

Income taxes:
Current	266	(267)	200
Deferred	162	1,094	(599)

Total income tax expense (benefit)	428	827	(399)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURES	702	1,962	805
Equity in earnings of operating joint ventures, net of taxes	156	46	1,487

INCOME (LOSS) FROM CONTINUING OPERATIONS	858	2,008	2,292
Income from discontinued operations, net of taxes	15	31	20

NET INCOME (LOSS)	873	2,039	2,312
Less: Income attributable to noncontrolling interests	(13)	1	1

NET INCOME (LOSS) ATTRIBUTABLE TO PRUDENTIAL INSURANCE COMPANY OF AMERICA	$886	$2,038	$2,311

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2011, 2010 and 2009 (in millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Prudential Insurance Company of America Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2008	$2	$17,819	$(186)	$(6,590)	$11,045	$21	$11,066
Capital contribution from parent	—	415	—	—	415	—	415
Assets purchased/transferred from affiliates	—	256	—	—	256	—	256
Long-term stock-based compensation program	—	(9)	—	—	(9)	—	(9)
Impact on Company’s investment in Wachovia Securities	—	(109)	—	—	(109)	—	(109)
Impact of adoption of guidance for other-than- temporary impairments of debt securities, net of taxes	—	—	575	(575)	—	—	—
Comprehensive income:
Net income	—	—	2,311	—	2,311	1	2,312
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				6	6	—	6
Change in net unrealized investment gains (losses)				7,332	7,332	—	7,332
Change in pension and postretirement unrecognized net periodic benefit cost				(620)	(620)	—	(620)

Other comprehensive income					6,718	—	6,718

Total comprehensive income					9,029	1	9,030

Balance, December 31, 2009	2	18,372	2,700	(447)	20,627	22	20,649

Dividends to parent	—	—	(3,000)	—	(3,000)	—	(3,000)
Assets purchased/transferred from affiliates	—	(96)	—	—	(96)	—	(96)
Long-term stock-based compensation program	—	(1)	—	—	(1)	—	(1)
Comprehensive loss:
Net income (loss)	—	—	2,038	—	2,038	1	2,039
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments				2	2	—	2
Change in net unrealized investment gains				1,361	1,361	—	1,361
Change in pension and postretirement unrecognized net periodic benefit cost				328	328	—	328

Other comprehensive loss					1,691	—	1,691

Total comprehensive income (loss)					3,729	1	3,730

Balance, December 31, 2010	2	18,275	1,738	1,244	21,259	23	21,282

Dividends to parent	—	—	(1,727)	—	(1,727)	—	(1,727)
Long-term stock-based compensation program	—	7	—	—	7	—	7
Comprehensive income:
Net income	—	—	886	—	886	(13)	873
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments				(27)	(27)	—	(27)
Change in net unrealized investment gains				1,646	1,646	—	1,646
See Notes to Consolidated Financial Statements

Change in pension and postretirement unrecognized net periodic benefit cost				(170)	(170)	—	(170)

Other comprehensive income					1,449	—	1,449

Total comprehensive income					2,335	(13)	2,322

Balance, December 31, 2011	$2	$18,282	$897	$2,693	$21,874	$10	$21,884

See Notes to Consolidated Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2011, 2010 and 2009 (in millions)

	2011	Restated 2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$873	$2,039	$2,312
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized investment (gains) losses, net	(1,364)	(1,263)	2,595
Policy charges and fee income	(751)	(729)	(824)
Interest credited to policyholders’ account balances	3,147	3,314	3,648
Depreciation and amortization	(206)	(264)	(53)
(Gains) losses on trading account assets supporting insurance liabilities, net	(385)	(468)	(1,533)
Gain on sale of joint venture in Wachovia Securities	—	—	(2,247)
Change in:
Deferred policy acquisition costs	(392)	(1,103)	(569)
Future policy benefits and other insurance liabilities	1,735	1,790	(218)
Other trading account assets	563	(1,369)	(407)
Income taxes	(197)	(188)	(90)
Other, net	2,120	2,808	523

Cash flows from operating activities	5,143	4,567	3,137

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	25,501	21,002	26,552
Equity securities, available for sale	2,346	1,676	765
Trading account assets supporting insurance liabilities and other trading account assets	21,082	37,880	37,183
Commercial mortgage and other loans	3,797	3,794	3,321
Policy loans	890	897	968
Other long-term investments	354	622	295
Short-term investments	14,103	12,685	14,604
Payments for the purchase/origination of:
Fixed maturities, available for sale	(25,799)	(26,662)	(24,194)
Equity securities, available for sale	(2,100)	(1,587)	(827)
Trading account assets supporting insurance liabilities and other trading account assets	(22,439)	(38,796)	(37,522)
Commercial mortgage and other loans	(5,838)	(4,090)	(2,336)
Policy loans	(611)	(660)	(778)
Other long-term investments	(824)	(636)	(399)
Short-term investments	(13,827)	(11,589)	(15,449)
Proceeds from sale of joint venture in Wachovia Securities	—	—	4,500
Due to/from parent and affiliates	(1,358)	1,401	(982)
Other, net	110	62	(461)

Cash flows from (used in) investing activities	(4,613)	(4,001)	5,240

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	15,467	15,542	16,883
Policyholders’ account withdrawals	(15,565)	(16,478)	(19,052)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	1,065	(724)	(2,257)
Net change in financing arrangements (maturities 90 days or less)	37	491	(3,327)
Proceeds from the issuance of debt (maturities longer than 90 days)	2,793	2,343	1,929
Repayments of debt (maturities longer than 90 days)	(1,473)	(2,702)	(3,259)
Excess tax benefits from share-based payment arrangements	12	4	2
Capital contribution from parent	—	—	—
Dividends to parent	(1,630)	(3,000)	—
Other, net	(122)	176	(289)

Cash flows from (used in) financing activities	584	(4,348)	(9,370)

Effect of foreign exchange rate changes on cash balances	(15)	(28)	9
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,099	(3,810)	(984)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,329	7,139	8,123

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,428	$3,329	$7,139

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid/(received)	$355	$(56)	$492

Interest paid	$306	$313	$388

NON-CASH TRANSACTIONS DURING THE YEAR
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business, net of tax	$—	$—	$(109)

See Notes to Consolidated Financial Statements

1.	BUSINESS AND BASIS OF PRESENTATION

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The Company has organized its operations into the Closed Block Business and the Financial Services Businesses. The Closed Block Business consists principally of the Closed Block (see Note 12); assets held outside the Closed Block that Prudential Insurance needs to hold to meet capital requirements related to the Closed Block policies and invested assets held outside the Closed Block that represent the difference between the Closed Block Assets and Closed Block Liabilities and the interest maintenance reserve (collectively, “Surplus and Related Assets”); deferred policy acquisition costs related to Closed Block policies; and certain other related assets and liabilities. Its Financial Services Businesses consist primarily of non-participating individual life insurance, annuities, group insurance, retirement-related services and global commodities sales and trading, which was sold in 2011.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statement of Cash Flows for the year ended December 31, 2010 has been restated to reclass dividends paid to Parent from ‘Other - Net’ Operating activities to ‘Dividends to Parent’ Financing activities. As a result of the restatement, previously reported sources of cash from operating activities and uses of cash in financing activities were increased for the year ended December 31, 2010.

Year ended December 31, 2010
(in millions)
Cash flows from operating activities:
As originally reported	$1,567
Impact of restatement	3,000

Restated	$4,567

Cash flows from financing activities:
As originally reported	$(1,348)
Impact of restatement	(3,000)

Restated	$(4,348)

The restatement had no impact on the net change in cash and cash equivalents within the Consolidated Statements of Cash Flows or on the Consolidated Statements of Operations, Financial Position or Equity.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. See Note 5 for more information on the Company’s consolidated variable interest entities. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has extensive transactions and relationships with Prudential Financial and other affiliates. Due to these relationships it is possible that the terms of these transactions are not as those that would result from transactions among related parties. The Company has evaluated subsequent events through March 31, 2012, the date these financial statements were issued.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

Out of Period Adjustment

For the year ended December 31, 2011, the Company recorded an out of period adjustment that increased “Income from continuing operations before income taxes and equity in earnings of operating joint ventures” by $99 million. The adjustment is related to the capitalization of acquisition costs (expense allowance) associated with an affiliated reinsurance arrangement. The Company, which is the assuming company, had been using an approximation method for determining the amount of acquisition costs to capitalize. However, the Company should have been capitalizing all of the payments to the affiliated ceding company. This adjustment also increased the deferred policy acquisition cost asset by the same amount. The correction is not material to any previously reported financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 19 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-

temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

“Trading account assets supporting insurance liabilities, at fair value” includes invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of fixed maturities, equity securities, including certain perpetual preferred stock, and certain derivatives, including those used by the Company in its capacity as a broker-dealer and derivative hedging positions used in a non-broker-dealer capacity primarily to hedge the risks related to certain products. These instruments are carried at fair value. Realized and unrealized gains and losses on these investments and on derivatives used by the Company in its capacity as a broker-dealer are reported in “Other income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.” Interest and dividend income from these investments is reported in “Net investment income” and, for those related to the Company’s global commodities group, in “Income from discontinued operations, net of taxes.”

Equity securities available for sale are comprised of common stock, mutual fund shares, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized and uncollateralized loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Loans backed by residential properties, other collateralized loans, and uncollateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Policy loans” are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loaned transactions, the Company transfers either corporate debt securities, or U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative operations are reported in “Other income.” Income and expenses related to these transactions executed within the Company’s global commodities group are reported in “Income from discontinued operations, net of taxes.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

“Other long-term investments” consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting. In certain instances in which the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, the Company applies the cost method of accounting. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. The Company’s net income from consolidated joint ventures and limited partnerships is included in the respective revenue and expense line items depending on the activity of the consolidated entity.

The Company’s wholly-owned investment real estate consists of real estate which the Company has the intent to hold for the production of income as well as real estate held for sale. Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for sale is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate held for the production of income due to other-than-temporary impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.” In the period a real estate investment is deemed held for sale and meets all of the discontinued operation criteria, the Company reports all related net investment income and any resulting investment gains and losses as discontinued operations for all periods presented.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments. Short-term investments held in the Company’s former broker-dealer operations were marked-to-market through “Income from discontinued operations, net of taxes.”

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. See below under “Future Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits, anticipated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For traditional participating life insurance included in the Closed Block, DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross margins on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs,” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management’s estimate of total gross profits used for setting the amortization rate. The effect of changes to estimated gross profits on unamortized DAC is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For group annuity contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group corporate-, bank- and trust-owned life insurance contracts, acquisition costs are deferred and amortized in proportion to lives insured. For group and individual long-term care contracts, acquisition expenses are deferred and amortized in proportion to gross premiums. For single premium immediate annuities with life contingencies, and single premium group annuities and single premium structured settlements with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract. For funding agreement notes contracts, single premium structured settlement contracts without life contingencies, and single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method. For other group life and disability insurance contracts and guaranteed investment contracts, acquisition costs are expensed as incurred.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short-term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 11 for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.” Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrues to the Company and is included in the Company’s results of operations.

Other Assets and Other Liabilities

Other assets consist primarily of prepaid pension benefit costs, certain restricted assets, trade receivables, value of business acquired, goodwill, deferred sales inducements, the Company’s investments in operating joint ventures, which include the Company’s indirect investment in China Pacific Insurance (Group) Co., Ltd. (“China Pacific Group”), property and equipment, and reinsurance recoverables. Other liabilities consist primarily of trade payables, pension and other employee benefit liabilities, derivative liabilities, and reinsurance payables.

Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally range from 3 to 40 years.

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired (“VOBA”). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts.VOBA represents an adjustment to the state value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its deferred annuity, defined contribution and defined benefit businesses. For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and income benefit provisions. For acquired defined contribution and defined benefits businesses, contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. The Company amortizes VOBA over the effective life of the acquired contracts in “General and administrative expenses.” For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. For acquired defined contribution and defined benefit businesses, the majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in estimated gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 8 for additional information regarding VOBA.

As a result of certain acquisitions, the Company recognizes an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed. Goodwill is assigned to reporting units at the date the goodwill is initially recorded. Once goodwill has been assigned to reporting units, it no longer retains its association with a particular acquisition, and all of the activities within the reporting unit, whether acquired or organically grown, are available to support the value of the goodwill.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The Company’s reporting units are the Financial Services Businesses and the Closed Block Business. The fundamental goodwill impairment analysis is a two-step test that is performed at the reporting unit level. The first step, used to identify potential impairment, involves comparing each reporting unit’s fair value to its carrying value including goodwill. If the fair value of a reporting unit exceeds its carrying value, the applicable goodwill is considered not to be impaired. If the carrying value exceeds fair value, there is an indication of a potential impairment and the second step of the test is performed to measure the amount of impairment.

The second step involves calculating an implied fair value of goodwill for each reporting unit for which the first step indicated impairment. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination, which is the excess of the fair value of the reporting unit, as determined in the first step, over the aggregate fair values of the individual assets, liabilities and identifiable intangibles as if the reporting unit was being acquired in a business combination. If the implied fair value of goodwill in the “pro forma” business combination accounting as described above exceeds the goodwill assigned to a reporting unit, there is no impairment. If the goodwill assigned to a reporting unit exceeds the implied fair value of the goodwill, an impairment charge is recorded in “General and administrative expenses” for the excess. An impairment loss recognized cannot exceed the amount of goodwill assigned to a reporting unit, and the loss establishes a new basis in the goodwill. Subsequent reversal of goodwill impairment losses is not permitted. Management is required to make significant estimates in determining the fair value of a reporting unit including, but not limited to: projected earnings, comparative market multiples, and the risk rate at which future net cash flows are discounted.

In accordance with recently issued accounting guidance, the Company may first perform a qualitative goodwill assessment to determine whether events or circumstances lead to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, the Company determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step goodwill impairment test, as described above, is not necessary. If, however, the Company concludes otherwise, then the Company must perform the first step of the two-step impairment test by comparing the reporting unit’s fair value with its carrying value including goodwill. If the carrying value exceeds fair value, then the Company must perform the second step of the goodwill impairment test to measure the impairment loss, if any. Further details of this recently issued guidance are provided under “Adoption of New Accounting Pronouncements,” below.

See Note 9 for additional information regarding goodwill.

The Company offers various types of sales inducements to policyholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” See Note 11 for additional information regarding sales inducements.

The majority of the Company’s reinsurance recoverables and payables are receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. The remaining amounts relate to other reinsurance arrangements entered into by the Company. For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. See Note 13 for additional information about the Company’s reinsurance arrangements.

Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. See Note 7 for additional information on investments in operating joint ventures.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity and disability products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. See Note 10 for additional information regarding future policy benefits.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. See Note 10 for additional information regarding policyholders’ account balances.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected, the components of which are discussed more fully in Note 12.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, and health insurance and long-term care products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, single premium structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is deferred and recognized into revenue in a constant relationship to the amount of expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 11. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 11.

Amounts received as payment for interest-sensitive group and individual life contracts, deferred fixed annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life, other than interest-sensitive group life contracts, and disability insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Other Income

“Other income” includes asset management fees and securities and commodities commission revenues, which are recognized in the period in which the services are performed, interest earned on affiliated notes receivable, realized and unrealized gains and losses from investments classified as “trading” such as “Trading account assets supporting insurance liabilities” and “Other trading account assets,” and short-term investments that are marked-to-market through other income.

Foreign Currency

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of operations and financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related qualifying hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).” Gains and losses from foreign currency transactions are reported in either “Accumulated other comprehensive income (loss)” or current earnings in “Other income” depending on the nature of the related foreign currency denominated asset or liability.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity, to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of net investments in foreign operations resulting from changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 21, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives were also used in a derivative broker-dealer capacity in the Company’s global commodities group to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices and prices of securities and commodities. The Company’s global commodities group was sold on July 1, 2011. See Note 3 for further details. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Income from discontinued operations, net of taxes” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded either in current period earnings if the hedge transaction is a fair value hedge (e.g., a hedge of a recognized foreign currency asset or liability) or in “Accumulated other comprehensive income (loss)” if the hedge transaction is a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” In this scenario, the hedged asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 18 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In December 2010, the FASB issued authoritative guidance for business combinations that modifies the first step of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform the second step of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with existing authoritative guidance, which requires that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This new guidance is effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2010. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 4. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first interim or annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 4.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2009 on January 1, 2010. The Company adopted the guidance effective for interim and annual reporting periods beginning after December 15, 2010 on January 1, 2011. The required disclosures are provided in Note 19.

In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. In February 2010, the FASB issued updated guidance which defers, except for disclosure requirements, the impact of this guidance for entities that (1) possess the attributes of an investment company, (2) do not require the reporting entity to fund losses, and (3) are not financing vehicles or entities that were formerly classified as qualified special purpose entities (“QSPE’s”). The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position and results of operations. The disclosures required by this revised guidance are provided in Note 5.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company’s adoption of this guidance effective January 1, 2010 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In December 2011, the FASB issued updated guidance regarding the disclosure of offsetting assets and liabilities. This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In December 2011, the FASB issued updated guidance clarifying the accounting for when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of default on the subsidiary’s nonrecourse debt. This new guidance is effective for annual reporting periods beginning on or after June 15, 2012, and interim reporting periods within those years, and should be applied prospectively. Early adoption is permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In December 2011, the FASB issued updated guidance deferring the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income on the face of the financial statements. Companies are still required to adopt the other requirements of the updated guidance. This updated guidance, with the exception of the requirement to separately present reclassifications from the components of other comprehensive income to the components of net income, is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied retrospectively. The Company expects this guidance to impact its financial statement presentation but not to impact the Company’s consolidated financial position or results of operations.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The Company expects this guidance to have an impact on its financial statement disclosures but limited, if any, impact on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance effective January 1, 2012 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company’s cash flows.

3.	ACQUISITIONS AND DISPOSITIONS

Sale of investment in Wachovia Securities

On December 31, 2009 the Company completed the sale of its minority joint venture interest in Wachovia Securities. See Note 7 for more details on this transaction.

Discontinued Operations

Income (loss) from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Global Commodities business(1)	$22	$30	$28
Real estate investments sold or held for sale(2)	(1)	12	1
Other(3)	—	—	(1)

Income from discontinued operations before income taxes	21	42	28
Income tax benefit	6	11	8

Income from discontinued operations, net of taxes	$15	$31	$20

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $14 million and $2 million, respectively, at December 31, 2011 and $15 million and $3 million, respectively, at December 31, 2010.

(1)	On April 6, 2011, the Company entered into a stock and asset purchase agreement with Jefferies Group, Inc. (“Jefferies”), pursuant to which the Company agreed to sell to Jefferies all of the issued and outstanding shares of capital stock of the Company’s subsidiaries that conduct its global commodities business (the “Global Commodities Business”) and certain assets that are primarily used in connection with the Global Commodities Business. Subsidiaries included in the sale are Prudential Bache Commodities, LLC, Prudential Bache Securities, LLC, Bache Commodities Limited, and Bache Commodities (Hong Kong) Ltd. On July 1, 2011, the Company completed the sale and received cash proceeds of $422 million, which includes a final purchase price true-up of $2 million received post closing. Included in the table above for the year ended December 31, 2011, are after-tax losses of $13 million recorded in connection with the sale of these operations, consisting of pre-tax losses of $12 million and income tax expense of $1 million.
(2)	Reflects the income or loss from discontinued real estate investments, primarily related to gains recognized on the sale of real estate properties.
(3)	Includes the results of the European retail transaction-oriented stockbrokerage and related activities of Prudential Securities Group, Inc as well as the Company’s healthcare business.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment.

4.	INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$8,144	$2,155	$—	$10,299	$—
Obligations of U.S. states and their political subdivisions	2,059	353	1	2,411	—
Foreign government bonds	1,718	384	6	2,096	1
Corporate securities	73,822	9,008	550	82,280	(19)
Asset-backed securities(1)	10,912	120	1,703	9,329	(1,122)
Commercial mortgage-backed securities	9,934	618	10	10,542	—
Residential mortgage-backed securities(2)	5,676	415	21	6,070	(12)

Total fixed maturities, available for sale	$112,265	$13,053	$2,291	$123,027	$(1,152)

Equity securities, available for sale	$4,153	$948	$184	$4,917

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $182 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)

	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,467	$639	$264	$9,842	$—
Obligations of U.S. states and their political subdivisions	1,792	32	47	1,777	—
Foreign government bonds	1,846	351	9	2,188	1
Corporate securities	69,547	5,581	625	74,503	(30)
Asset-backed securities(1)	11,359	157	1,542	9,974	(1,305)
Commercial mortgage-backed securities	10,525	607	19	11,113	—
Residential mortgage-backed securities(2)	6,778	400	17	7,161	(13)

Total fixed maturities, available for sale	$111,314	$7,767	$2,523	$116,558	$(1,347)

Equity securities, available for sale	$4,243	$1,240	$51	$5,432

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings. Amount excludes $540 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2011, are as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$4,768	$4,816
Due after one year through five years	22,512	23,857
Due after five years through ten years	26,030	29,212
Due after ten years	32,433	39,201
Asset-backed securities	10,912	9,329
Commercial mortgage-backed securities	9,934	10,542
Residential mortgage-backed securities	5,676	6,070

Total	$112,265	$123,027

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2011	2010	2009
	(in millions)
Fixed maturities, available for sale
Proceeds from sales	$12,493	$7,807	$12,133
Proceeds from maturities/repayments	12,742	13,216	14,295
Gross investment gains from sales, prepayments, and maturities	797	580	510
Gross investment losses from sales and maturities	(102)	(51)	(303)

Equity securities, available-for-sale
Proceeds from sales	$2,349	$1,659	$783
Gross Investment gains from sales	439	308	182
Gross Investment losses from sales	(135)	(40)	(31)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(249)	$(394)	$(1,333)
Writedowns for impairments on equity securities	(30)	(40)	(724)

(1)	Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

	Year Ended December 31,
	2011	2010
	(in millions)
Balance, beginning of period	$1,154	$1,520
Credit losses remaining in retained earnings related to adoption of new Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(252)	(280)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	(29)	(329)
Credit loss impairment recognized in the current period on securities not previously impaired	29	17
Additional credit loss impairments recognized in the current period on securities previously impaired	260	190
Increases due to the passage of time on previously recorded credit losses	53	88
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(22)	(52)

Balance, end of period	$1,193	$1,154

(1)	Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Short-term investments and cash equivalents	$951	$951	$697	$697
Fixed maturities:
Corporate securities	10,123	10,861	9,472	10,006
Commercial mortgage-backed securities	2,157	2,247	2,352	2,407
Residential mortgage-backed securities(1)	1,786	1,845	1,350	1,363
Asset-backed securities(2)	1,504	1,367	1,158	1,030
Foreign government bonds	100	106	97	101
U.S. government authorities and agencies and obligations of U.S. states	320	360	366	360

Total fixed maturities	15,990	16,786	14,795	15,267
Equity securities	17	12	90	73

Total trading account assets supporting insurance liabilities	$16,958	$17,749	$15,582	$16,037

(1)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(2)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” was $336 million, $372 million and $1,564 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

	2011		2010
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Fixed Maturities:
Asset-backed securities	271	272	168	175
Corporate securities	151	164	151	164
Commercial mortgage-backed securities	51	51	50	52
U.S. government authorities and agencies and obligations of U.S. states	23	12	200	202

Total fixed maturities	496	499	569	593
Equity securities	207	211	209	226

Subtotal	$703	$710	$778	$819

Derivative instruments		4,345		4,358

Total other trading account assets	$703	$5,055	$778	$5,177

The net change in unrealized gains (losses) from other trading account assets, excluding derivative instruments, still held at period end, recorded within “Other income” was $(34) million, $7 million and $78 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2011		2010
	Amount (in millions)	% of Total	Amount (in millions)	% of Total
Commercial and Agricultural mortgage loans by property type:
Office buildings	$5,790	20.0%	$5,259	19.6%
Retail stores	6,804	23.6	5,900	22.0
Apartments/Multi-Family	4,027	13.9	4,071	15.1
Industrial buildings	6,415	22.2	6,079	22.6
Hospitality	1,420	4.9	1,511	5.6
Other	2,459	8.5	2,235	8.3

Total commercial mortgage loans	26,915	93.1	25,055	93.2
Agricultural property loans	1,988	6.9	1,837	6.8

Total commercial mortgage and agricultural loans	28,903	100.0%	26,892	100.0%

Valuation allowance	(267)		(374)

Total net commercial mortgage and agricultural loans	28,636		26,518

Other loans
Uncollateralized loans	145		121
Residential property loans	7		8
Other collateralized loans	—		—

Total other loans	152		129
Valuation allowance	(1)		—

Total net other loans	151		129

Total commercial mortgage and other loans	$28,787		$26,647

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (28%), New York (11%) and Texas (7%) at December 31, 2011.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2011(1)
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year	$366	$8	$—	$—	$—	$374
Addition to / (release of) allowance of losses	(112)	5	—	—	1	(106)
Charge-offs, net of recoveries	—	—	—	—	—	—
Change in foreign exchange	—	—	—	—	—	—

Allowance for losses, end of year	$254	$13	$—	$—	$1	$268

	2010(1)
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for losses, beginning of year	$478	$—	$—	$—	$1	$479
Addition to / (release of) allowance of losses	(112)	8	—	—	(1)	(105)
Charge-offs, net of recoveries	—	—	—	—	—	—
Change in foreign exchange	—	—	—	—	—	—

Allowance for losses, end of year	$366	$8	$—	$—	$—	$374

2009(1)
Total
(in millions)
Allowance for losses, beginning of year	$168
Addition to / (release of) allowance of losses	411
Charge-offs, net of recoveries	(100)
Change in foreign exchange	—

Allowance for losses, end of year	$479

(1)	Valuation allowances for 2011 and 2010 are presented in a format consistent with new disclosure requirements under the updated guidance issued by the FASB in 2011. Valuation allowances for 2009 are provided consistent with the prior presentation.

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans, for the years ended December 31:

	2011
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$88	$6	$—	$—	$—	$94
Ending balance: collectively evaluated for impairment	166	7	—	—	1	174

Ending balance: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$254	$13	$—	$—	$1	$268

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$715	$36	$—	$—	$—	$751
Ending balance gross of reserves: collectively evaluated for impairment	26,200	1,952	7	—	145	28,304
Ending balance gross of reserves: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance, gross of reserves	$26,915	$1,988	$7	$—	$145	$29,055

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

	2010
	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$141	$—	$—	$—	$—	$141
Ending balance: collectively evaluated for impairment	225	8	—	—	—	233
Ending balance: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$366	$8	$—	$—	$—	$374

Recorded Investment:(1)
Ending balance gross of reserves: individually evaluated for impairment	$845	$31	$—	$—	$—	$876
Ending balance gross of reserves: collectively evaluated for impairment	24,210	1,806	8	—	121	26,145
Ending balance gross of reserves: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance, gross of reserves	$25,055	$1,837	$8	$—	$121	$27,021

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2011 are as follows:

Impaired Commercial Mortgage and Other Loans

	Year Ended December 31, 2011
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Hospitality	—	—	—	22	—

Total commercial mortgage loans	—	—	—	22	—

Agricultural property loans	—	—	—	1	—

Total with no related allowance	$—	$—	$—	$23	$—

With an allowance recorded:
Commercial mortgage loans:
Industrial	$54	$54	$19	$33	$1
Retail	32	32	—	69	—
Office	39	39	3	31	—

	00000000	00000000	00000000	00000000	00000000
Apartments/Multi-Family	19	19	3	31	1
Hospitality	129	129	55	168	—
Other	39	39	8	51	1

Total commercial mortgage loans	312	312	88	383	3

Agricultural property loans	10	10	6	7	(1)

Total with related allowance	$322	$322	$94	$390	$2

Total:
Commercial mortgage loans	$312	$312	$88	$406	$2
Agricultural property loans	10	10	6	8	—

Total	$322	$322	$94	$414	$2

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Non-performing commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

Impaired Commercial Mortgage and Other Loans

	Year Ended December 31, 2010
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance
	(in millions)
With no related allowance recorded:
Commercial mortgage loans:
Industrial	$—	$—	$—
Retail	—	—	—
Office	—	—	—
Apartments/Multi-Family	—	—	—
Hospitality	64	64	—
Other	—	—	—

Total commercial mortgage loans	$64	$64	$—

Agricultural property loans	$1	1	—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

Total with no related allowance	$1	$1	$—

With an allowance recorded:
Commercial mortgage loans:
Industrial	$18	$18	$18
Retail	102	102	16
Office	28	28	7
Apartments/Multi-Family	47	47	6
Hospitality	194	194	76
Other	60	60	18

Total commercial mortgage loans	$449	$449	$141

	00000000	00000000	00000000
Agricultural property loans	$—	$—	$—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

Total with related allowance	$—	$—	$—

Total:
Commercial mortgage loans	$513	$513	$141
Agricultural property loans	1	1	—
Residential property loans	—	—	—
Other collateralized loans	—	—	—
Uncollateralized loans	—	—	—

Total	$514	$514	$141

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $271 million for 2010. Net investment income recognized on these loans totaled $20 million for the year ended December 31, 2010. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $460 million for 2009. Net investment income recognized on these loans totaled $24 million for 2009. See Note 2 for information regarding the Company’s accounting policies for commercial mortgage and other loans.

The following tables set forth the credit quality indicators as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial Buildings

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$544	$307	$198	$244	$14	$47	$1,354
50%-59.99%	283	82	294	246	53	43	1,001
60%-69.99%	757	275	350	287	322	105	2,096
70%-79.99%	175	85	136	400	358	95	1,249
80%-89.99%	—	—	—	106	56	236	398
90%-100%	19	—	—	—	—	156	175
Greater than 100%	16	—	—	—	7	119	142

Total Industrial	$1,794	$749	$978	$1,283	$810	$801	$6,415

Commercial Mortgage Loans - Retail

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,152	$241	$477	$85	$14	$3	$1,972
50%-59.99%	561	488	559	55	37	4	1,704
60%-69.99%	323	499	694	476	73	17	2,082
70%-79.99%	—	46	281	570	18	—	915
80%-89.99%	—	—	—	9	17	23	49
90%-100%	—	—	—	—	5	40	45
Greater than 100%	—	—	—	8	29	—	37

Total Retail	$2,036	$1,274	$2,011	$1,203	$193	$87	$6,804

Commercial Mortgage Loans - Office

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,688	$346	$176	$118	$5	$31	$2,364
50%-59.99%	425	103	196	180	16	10	930
60%-69.99%	530	361	70	431	51	27	1,470
70%-79.99%	64	—	24	15	612	14	729
80%-89.99%	—	—	—	114	52	54	220
90%-100%	—	—	—	—	—	17	17
Greater than 100%	—	—	17	31	8	4	60

Total Office	$2,707	$810	$483	$889	$744	$157	$5,790

Commercial Mortgage Loans - Apartments/Multi-Family

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$687	$166	$252	$141	$163	$51	$1,460
50%-59.99%	96	14	218	147	57	31	563
60%-69.99%	166	10	259	279	65	88	867
70%-79.99%	67	77	111	511	83	44	893
80%-89.99%	—	—	—	27	—	42	69
90%-100%	—	—	—	—	—	67	67
Greater than 100%	—	—	—	—	—	108	108

Total Multi Family/Apartment	$1,016	$267	$840	$1,105	$368	$431	$4,027

Commercial Mortgage Loans - Hospitality

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$134	$151	$—	$115	$22	$—	$422
50%-59.99%	51	—	—	9	57	—	117
60%-69.99%	—	—	45	348	11	—	404
70%-79.99%	6	—	—	—	118	61	185
80%-89.99%	—	—	72	46	27	36	181
90%-100%	—	—	—	—	19	15	34
Greater than 100%	—	—	—	—	—	77	77

Total Hospitality	$191	$151	$117	$518	$254	$189	$1,420

Commercial Mortgage Loans - Other

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$295	$31	$3	$74	$1	$1	$405
50%-59.99%	49	185	14	7	—	—	255
60%-69.99%	111	157	280	268	118	7	941
70%-79.99%	271	—	187	245	13	—	716
80%-89.99%	—	—	61	21	11	5	98
90%-100%	—	19	—	—	8	15	42
Greater than 100%	—	—	—	—	2	—	2

Total Other	$726	$392	$545	$615	$153	$28	$2,459

Commercial Mortgage Loans - Agricultural

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$375	$120	$334	$412	$153	$—	$1,394
50%-59.99%	70	108	8	37	—	3	226
60%-69.99%	155	4	179	—	—	—	338
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	30	30
Greater than 100%	—	—	—	—	—	—	—

Total Agricultural Property Loans	$600	$232	$521	$449	$153	$33	$1,988

Total Commercial Mortgage and Agricultural Loans

	Debt Service Coverage Ratio December 31, 2011
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$4,875	$1,362	$1,440	$1,189	$372	$133	$9,371
50%-59.99%	1,535	980	1,289	681	220	91	4,796
60%-69.99%	2,042	1,306	1,877	2,089	640	244	8,198
70%-79.99%	583	208	739	1,741	1,202	214	4,687
80%-89.99%	—	—	133	323	163	396	1,015
90%-100%	19	19	—	—	32	340	410
Greater than 100%	16	—	17	39	46	308	426

Total Commercial Mortgage and Agricultural	$9,070	$3,875	$5,495	$6,062	$2,675	$1,726	$28,903

The following tables set forth the credit quality indicators as of December 31, 2010, based upon the recorded investment gross of allowance for credit losses.

Commercial Mortgage Loans - Industrial Buildings

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$616	$307	$184	$190	$15	$23	$1,335
50%-59.99%	304	59	145	178	45	49	780
60%-69.99%	355	89	485	366	180	113	1,588
70%-79.99%	71	76	528	504	193	200	1,572
80%-89.99%	—	—	17	136	88	255	496
90%-100%	—	—	—	—	46	131	177
Greater than 100%	16	—	—	7	—	108	131

Total Industrial	$1,362	$531	$1,359	$1,381	$567	$879	$6,079

Commercial Mortgage Loans - Retail

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$604	$328	$390	$87	$28	$4	$1,441
50%-59.99%	551	158	387	52	153	1	1,302
60%-69.99%	316	382	436	326	37	4	1,501
70%-79.99%	65	47	388	552	131	—	1,183
80%-89.99%	—	—	65	93	83	—	241
90%-100%	—	—	—	9	29	21	59
Greater than 100%	—	—	—	6	125	42	173

Total Retail	$1,536	$915	$1,666	$1,125	$586	$72	$5,900

Commercial Mortgage Loans - Office

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$1,743	$49	$310	$137	$17	$7	$2,263
50%-59.99%	182	197	192	106	46	17	740
60%-69.99%	136	222	103	156	16	46	679
70%-79.99%	16	—	79	172	589	1	857
80%-89.99%	—	—	—	371	39	25	435
90%-100%	—	—	—	—	174	48	222
Greater than 100%	—	—	—	28	17	18	63

Total Office	$2,077	$468	$684	$970	$898	$162	$5,259

Commercial Mortgage Loans - Apartments/Multi-Family

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
	(in millions)
Loan-to-Value Ratio
0%-49.99%	$701	$184	$326	$178	$199	$56	$1,644
50%-59.99%	16	—	108	162	57	9	352
60%-69.99%	96	17	170	225	101	27	636
70%-79.99%	62	47	113	186	107	45	560
80%-89.99%	—	—	44	43	254	100	441
90%-100%	20	—	—	—	10	120	150
Greater than 100%	—	—	—	—	—	288	288

Total Multi Family/Apartment	$895	$248	$761	$794	$728	$645	$4,071

Commercial Mortgage Loans - Hospitality

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$143	$—	$128	$121	$—	$27	$419
50%-59.99%	21	—	—	—	—	—	21
60%-69.99%	—	36	52	156	59	11	314
70%-79.99%	—	—	6	243	—	—	249
80%-89.99%	—	—	72	—	71	101	244
90%-100%	—	—	—	—	—	87	87
Greater than 100%	—	—	—	46	32	99	177

Total Hospitality	$164	$36	$258	$566	$162	$325	$1,511

Commercial Mortgage Loans - Other

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$338	$—	$10	$18	$1	$1	$368
50%-59.99%	40	14	25	59	—	—	138
60%-69.99%	57	193	37	424	123	7	841
70%-79.99%	3	67	188	72	74	—	404
80%-89.99%	133	—	45	136	10	6	330
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	38	24	92	154

Total Other	$571	$274	$305	$747	$232	$106	$2,235

Commercial Mortgage Loans - Agricultural

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$397	$107	$349	$477	$108	$6	$1,444
50%-59.99%	38	124	15	26	—	—	203
60%-69.99%	161	—	—	—	29	—	190
70%-79.99%	—	—	—	—	—	—	—
80%-89.99%	—	—	—	—	—	—	—
90%-100%	—	—	—	—	—	—	—
Greater than 100%	—	—	—	—	—	—	—

Total Agricultural Property Loans	$596	$231	$364	$503	$137	$6	$1,837

Total Commercial Mortgage and Agricultural Loans

	Debt Service Coverage Ratio December 31, 2010
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total
Loan-to-Value Ratio	(in millions)
0%-49.99%	$4,542	$975	$1,697	$1,208	$368	$124	$8,914
50%-59.99%	1,152	552	872	583	301	76	3,536
60%-69.99%	1,121	939	1,283	1,653	545	208	5,749
70%-79.99%	217	237	1,302	1,729	1,094	246	4,825
80%-89.99%	133	—	243	779	545	487	2,187
90%-100%	20	—	—	9	259	407	695
Greater than 100%	16	—	—	125	198	647	986

Total Commercial Mortgage and Agricultural	$7,201	$2,703	$5,397	$6,086	$3,310	$2,195	$26,892

See Note 2 for further discussion regarding the credit quality of other loans.

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

	As of December 31, 2011
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Day - Accruing	Greater Than 90 Day - Not Accruing	Total Past Due Due	Total Commercial Mortgage and other Loans
	(in millions)
Commercial mortgage loans:
Industrial	$6,413	$—	$2	$—	$—	$2	$6,415
Retail	6,799	—	—	—	5	5	6,804
Office	5,769	5	—	—	16	21	5,790
Apartments/Multi-Family	3,981	—	—	—	46	46	4,027
Hospitality	1,420	—	—	—	—	—	1,420
Other	2,409	13	10	—	27	50	2,459

Total commercial mortgage loans	$26,791	$18	$12	$—	$94	$124	$26,915

Agricultural property loans	$1,956	$—	$1	$1	$30	$32	$1,988
Residential property loans	1	5	—	—	1	6	7
Other collateralized loans	—	—	—	—	—	—	—
Uncollateralized loans	145	—	—	—	—	—	145

Total	$28,893	$23	$13	$1	$125	$162	$29,055

	As of December 31, 2010
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Day - Accruing	Greater Than 90 Day -Not Accruing	Total Past Due Due	Total Commercial Mortgage and other Loans
	(in millions)
Commercial mortgage loans:
Industrial	$6,079	$—	$—	$—	$—	$—	$6,079
Retail	5,834	61	—	—	5	66	5,900
Office	5,237	22	—	—	—	22	5,259
Apartments/Multi-Family	4,070	—	—	—	1	1	4,071
Hospitality	1,405	11	10	—	85	106	1,511
Other	2,165	17	—	—	53	70	2,235

Total commercial mortgage loans	$24,790	$111	$10	$—	$144	$265	$25,055

Agricultural property loans	$1,805	$2	$—	$—	$30	$32	$1,837
Residential property loans	3	4	—	—	1	5	8
Other collateralized loans	—	—	—	—	—	—	—
Uncollateralized loans	121	—	—	—	—	—	121

Total	$26,719	$117	$10	$—	$175	$302	$27,021

See Note 2 for further discussion regarding nonaccrual status loans. The following table sets forth commercial mortgage and other loans on nonaccrual status, based upon the recorded investment gross of allowance for credit losses, for the years ended December 31.

	2011	2010
	(in millions)
Commercial mortgage loans:
Industrial	$54	$43
Retail	16	102
Office	47	44
Apartments/Multi-Family	46	49
Hospitality	156	258
Other	60	77

Total commercial mortgage loans	379	573

Agricultural property loans	35	30
Residential property loans	1	1
Other collateralized loans	—	—
Uncollateralized loans	—	—

Total	$415	$604

The following table sets forth the commercial mortgage and other loans acquired and sold for the year ended December 31, 2011:

	Commercial Mortgage Loans	Agricultural Property Loans	Residential Property Loans	Other Collateralized Loans	Uncollateralized Loans	Total
	(in millions)
Acquired(1)	$—	$—	$—	$—	$—	$—
Sold(2)	—	—	—	2	—	2

(1)	Reported at purchase price of commercial mortgage and other loans acquired.
(2)	Reported at book value of commercial mortgage and other loans sold.

The following tables provide information about commercial mortgage and other loans involved in a trouble debt restructuring as of the dates indicated. The pre-modification outstanding recorded investment has been adjusted for any partial payoffs, and the table excludes troubled debt restructurings where we have received assets, other than loans, in full satisfaction of the loan. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

	Three Months Ended December 31, 2011		Year Ended December 31, 2011
	Adjusted Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment	Adjusted Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(in millions)
Commercial mortgage loans:
Industrial	$—	$—	$—	$—
Retail	—	—	106	94
Office	—	—	—	—
Apartments/Multi-Family	—	—	—	—
Hospitality	55	46	76	65
Other	35	30	63	49

Total commercial mortgage loans	90	76	245	208

Agricultural property loans	2	2	2	2
Residential property loans	—	—	—	—
Other collateralized loans	—	—	—	—
Uncollateralized loans	—	—	—	—

Total	$92	$78	$247	$210

The amount of payment defaults during the period on commercial mortgage and other loans that were modified as a troubled debt restructuring within the last 12 months was less than $1 million as of December 31, 2011.

As of December 31, 2011, the Company committed to fund $5 million to borrowers that have been involved in a troubled debt restructuring.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2011	2010
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$481	$421
Non-real estate related	2,567	2,261

Total joint ventures and limited partnerships	3,048	2,682
Real estate held through direct ownership	31	15
Other	745	788

Total other long-term investments	$3,824	$3,485

Equity Method Investments

The following tables set forth summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures that are disclosed in more detail in Note 7. Changes between periods in the tables below reflect changes in the activities within the joint ventures and limited partnerships, as well as changes in the Company’s level of investment in such entities.

	At December 31,
	2011	2010
	(in millions)
STATEMENT OF FINANCIAL POSITION
Investments in real estate	$4,365	$4,136
Investments in securities	13,139	10,454
Cash and cash equivalents	521	369
Receivables	292	192
Property and equipment	—	—
Other assets(1)	687	684

Total assets	$19,004	$15,835

Borrowed funds-third party	$1,830	$1,868
Borrowed funds-Prudential	—	49
Payables	271	275
Other liabilities(2)	1,486	1,606

Total liabilities	3,587	3,798
Partners’ capital	15,417	12,037

Total liabilities and partners’ capital	$19,004	$15,835

Total liabilities and partners’ capital included above	$2,122	$2,208
Equity in limited partnership interests not included above	189	197

Carrying value	$2,311	$2,405

(1)	Other assets consist of goodwill, intangible assets and other miscellaneous assets.
(2)	Other liabilities consist of securities repurchase agreements and other miscellaneous liabilities.

	Years ended December 31,
	2011	2010	2009
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$805	$353	$(325)
Income from securities investments	1,228	1,104	9,529
Income from other	13	21	78
Interest expense	(87)	(108)	(460)
Depreciation	—	(4)	(7)
Management fees/salary expense	(109)	(95)	(4,409)
Other expenses	(136)	(533)	(4,563)

Net earnings(losses)	$1,714	$738	$(157)

Equity in net earnings (losses) included above(1)	$335	$89	$2,194
Equity in net earnings (losses) of limited partnership interests not included above	30	73	(28)

Total equity in net earnings(losses)	$365	$162	$2,166

(1)	The year ended December 31, 2009 includes a $2.247 billion pre-tax gain related to the sale of the Company’s minority joint venture interest in Wachovia Securities, not included in the detailed financial lines above. See Note 7 for additional information regarding this sale.

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2011	2010	2009
	(in millions)
Fixed maturities, available-for-sale	$5,918	$5,945	$6,039
Fixed maturities, held-to-maturity	9	—	—
Equity securities, available-for-sale	204	215	216
Trading account assets	774	741	738
Commercial mortgage and other loans	1,670	1,644	1,653
Policy loans	466	469	479
Short-term investments and cash equivalents	14	18	69
Other long-term investments	94	19	(237)

Gross investment income	9,149	9,051	8,957
Less investment expenses	(387)	(371)	(377)

Net investment income	$8,762	$8,680	$8,580

Carrying value for non-income producing assets included in fixed maturities totaled $209 million as of December 31, 2011. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2011.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for years ended December 31, were from the following sources:

	2011	2010	2009
	(in millions)
Fixed maturities	$447	$135	$(1,126)
Equity securities	275	228	(574)
Commercial mortgage and other loans	94	78	(358)
Investment real-estate	—	—	—
Joint ventures and limited partnerships	(10)	(31)	(39)
Derivatives(1)	549	848	(501)
Other	10	5	3

Realized investment gains (losses), net	$1,365	$1,263	$(2,595)

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Valuation of Business Acquired	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2008	$—	$—	$—	$—	$—	$—
Cummulative impact of the adoption of new authoritative guidance on January 1, 2009	(1,012)	9	1		343	(659)
Net investment gains (losses) on investments arising during the period	565				(203)	362
Reclassification adjustment for (gains) losses included in net income	925				(333)	592
Reclassification adjustment for OTTI losses excluded from net income(1)	(1,630)				587	(1,043)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		156			(56)	100
Impact of net unrealized investment (gains) losses on future policy benefits			1		—	1
Impact of net unrealized investment (gains) losses on policyholders’ dividends				—	—	—

Balance, December 31, 2009	$(1,152)	$165	$2	$—	$338	$(647)
Net investment gains (losses) on investments arising during the period	3				(1)	2
Reclassification adjustment for (gains) losses included in net income	393				(138)	255
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)				18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(158)			55	(103)
Impact of net unrealized investment (gains) losses on future policy benefits			(7)		2	(5)

	00000000	00000000	00000000	00000000	00000000	00000000
Impact of net unrealized investment (gains) losses on policyholders’ dividends				334	(117)	217

Balance, December 31, 2010	$(807)	$7	$(5)	$334	$157	$(314)
Net investment gains (losses) on investments arising during the period	(376)				132	(244)
Reclassification adjustment for (gains) losses included in net income	265				(93)	172
Reclassification adjustment for OTTI losses excluded from net income(1)	(52)				18	(34)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		—			—	—
Impact of net unrealized investment (gains) losses on future policy benefits			18		(6)	12
Impact of net unrealized investment (gains) losses on policyholders’ dividends				132	(46)	86

Balance, December 31, 2011	$(970)	$7	$13	$466	$162	$(322)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Valuation of Business Acquired	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2008	$(10,471)	$1,487	$(351)	$432	$3,082	$(5,821)
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(320)	15	4	418	(33)	84
Net investment gains (losses) on investments arising during the period	11,564				(3,876)	7,688
Reclassification adjustment for (gains) losses included in net income	797				(279)	518
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired	1,630				(587)	1,043
Impact of net unrealized investment (gains) losses on future policy benefits		(1,943)			681	(1,262)
Impact of net unrealized investment (gains) losses on policyholders’ dividends			(177)		62	(115)
Purchase of fixed maturities from an affiliate				(850)	298	(552)

Balance, December 31, 2009	$3,200	$(441)	$(524)	$—	$(652)	$1,583
Net investment gains (losses) on investments arising during the period	5,089				(1,753)	3,336
Reclassification adjustment for (gains) losses included in net income	(750)				262	(488)
Reclassification adjustment for OTTI losses excluded from net income(2)	51				(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		10			(4)	6
Impact of net unrealized investment (gains) losses on future policy benefits			(411)		144	(267)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(2,450)	858	(1,592)

Balance, December 31, 2010	$7,590	$(431)	$(935)	$(2,450)	$(1,163)	$2,611

	00000000	00000000	00000000	00000000	00000000	00000000
Net investment gains (losses) on investments arising during the period	6,019				(2,119)	3,900
Reclassification adjustment for (gains) losses included in net income	(967)				338	(629)
Reclassification adjustment for OTTI losses excluded from net income(2)	52				(18)	34
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs, deferred sales inducements and valuation of business acquired		(276)			97	(179)
Impact of net unrealized investment (gains) losses on future policy benefits			(401)		140	(261)
Impact of net unrealized investment (gains) losses on policyholders’ dividends				(1,863)	652	(1,211)

Balance, December 31, 2011	$12,694	$(707)	$(1,336)	$(4,313)	$(2,073)	$4,265

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2011	2010	2009
	(in millions)
Fixed maturity securities on which an OTTI loss has been recognized	$(970)	$(807)	$(1,152)
Fixed maturity securities, available for sale - all other	11,732	6,052	2,004
Equity securities, available for sale	764	1,189	860
Derivatives designated as cash flow hedges (1)	2	(174)	(242)
Other investments (2)	196	523	578

Net unrealized gains (losses) on investments	$11,724	$6,783	$2,048

(1)	See Note 21 for more information on cash flow hedges.
(2)	Includes net unrealized gains on certain joint ventures that are strategic in nature and are included in “Other Assets.”

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$495	$—	$—	$—	$495	$—
Obligations of U.S. states and their political subdivisions	5	—	5	1	10	1
Foreign government bonds	42	2	22	4	64	6
Corporate securities	5,786	249	2,524	301	8,310	550
Commercial mortgage-backed securities	194	3	176	7	370	10
Asset-backed securities	2,482	33	3,839	1,670	6,321	1,703
Residential mortgage-backed securities	97	8	218	13	315	21

Total	$9,101	$295	$6,784	$1,996	$15,885	$2,291

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$3,275	$196	$294	$68	$3,569	$264
Obligations of U.S. states and their political subdivisions	989	41	53	6	1,042	47
Foreign government bonds	50	3	37	6	87	9
Corporate securities	7,585	253	4,279	372	11,864	625
Commercial mortgage-backed securities	503	7	101	12	604	19
Asset-backed securities	1,247	15	5,073	1,527	6,320	1,542
Residential mortgage-backed securities	583	9	235	8	818	17

Total	$14,232	$524	$10,072	$1,999	$24,304	$2,523

The gross unrealized losses at December 31, 2011 and 2010 are composed of $1,117 million and $1,441 million related to high or highest quality securities based on NAIC or equivalent rating and $1,174 million and $1,082 million related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2011, $1,721 million of the gross unrealized losses represented declines in value of greater than 20%, $270 million of which had been in that position for less than six months, as compared to $1,383 million at December 31, 2010, that represented declines in value of greater than 20%, $97 million of which had been in that position for less than six months. At December 31, 2011, the $1,996 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and in the public utilities sectors of the Company’s corporate securities. At December 31, 2010, the $1,999 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2011 and 2010. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2011, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Equity securities, available-for-sale	$1,082	$184	$—	$—	$1,082	$184

	2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
Equity securities, available-for-sale	$505	$44	$56	$7	$561	$51

At December 31, 2011, $113 million of the gross unrealized losses represented declines of greater than 20%, $108 million of which had been in that position for less than six months. At December 31, 2010, $17 million of the gross unrealized losses represented declines of greater than 20%, $12 million of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2011 and 2010. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2011 and 2010.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2011	2010
	(in millions)
Fixed maturities(1)	$10,740	$10,010
Trading account assets supporting insurance liabilities	738	276
Other trading account assets	15	321
Separate account assets	4,073	4,082
Equity securities	276	334

Total securities pledged	$15,842	$15,023

(1)	Includes $4 million and $132 million of fixed maturity securities classified as short-term investments at December 31, 2011 and 2010, respectively.

As of December 31, 2011, the carrying amount of the associated liabilities supported by the pledged collateral was $15,462 million. Of this amount, $6,031 million was “Securities sold under agreements to repurchase,” $4,160 million was “Separate account liabilities,” $2,847 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $199 million was “Short-term debt,” and $1,500 million was “Policyholders’ account balances,”. As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $14,565 million. Of this amount, $5,885 million was “Securities sold under agreements to repurchase,” $4,082 million was “Separate account liabilities,” $1,929 million was “Cash collateral for loaned securities,” $725 million was “Long-term debt,” $275 million was “Short-term debt,” $1,500 million was “Policyholders’ account balances,” and $169 million was “Other liabilities.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $2,077 million and $1,622 million at December 31, 2011 and 2010, respectively, all of which, for both periods, had either been sold or repledged.

Assets of $21 million and $58 million at December 31, 2011 and 2010, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $596 million and $694 million at December 31, 2011 and 2010, respectively, were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Securities restricted as to sale amounted to $184 million and $630 million at December 31, 2011 and 2010, respectively. These amounts include member and activity based stock associated with memberships in the Federal Home Loan Bank of New York and Boston. Restricted cash and securities of $34 million and $2,900 million at December 31, 2011 and 2010, respectively, were included in “Other assets.” The restricted cash and securities for December 31, 2010 primarily represent funds, associated with the sold Global Commodities Business, deposited by clients or accruing to clients as a result of trades or contracts.

5.	VARIABLE INTEREST ENTITIES

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE. There are currently two models for determining whether or not the Company is the “primary beneficiary” of a VIE. The first relates to those VIE’s that have the characteristics of an investment company and for which certain other conditions are true. These conditions are that (1) the Company does not have the implicit or explicit obligation to fund losses of the VIE and (2) the VIE is not a securitization entity, asset-backed financing entity or an entity that was formerly considered a qualified special-purpose entity. In this model the Company is the primary beneficiary if it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns and would be required to consolidate the VIE.

For all other VIE’s, the Company is the primary beneficiary if the Company has (1) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (2) the obligation to absorb losses of the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present the Company would be required to consolidate the VIE.

Consolidated Variable Interest Entities

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The Company’s position in the capital structure and/or relative size indicates that the Company is the primary beneficiary. The Company is not required to provide, and has not provided material financial or other support to these VIEs. The table below reflects the carrying amount and balance sheet caption in which the assets and liabilities of these consolidated VIEs are reported. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	December 31,
	2011	2010
	(in millions)
Fixed maturities, available for sale	$—	$14
Trading account assets supporting insurance liabilities	8	9
Other long-term investments	14	6
Cash and cash equivalents	—	(2)
Separate account assets	—	4

Total assets of consolidated VIEs	$22	$31

Separate account liabilities	$—	$4

Total liabilities of consolidated VIEs	$—	$4

In addition, not reflected in the table above, the Company has created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The trust is the beneficiary of an indemnity agreement with the Company that provides that the Company is responsible for costs related to the notes issued with limited exception. As a result, the Company has determined that it is the primary beneficiary of the trust, which is therefore consolidated.

The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $3,197 million and $3,509 million at December 31, 2011 and 2010, respectively, is classified within “Policyholders’ account balances.” Creditors of the trust have recourse to Prudential Insurance if the trust fails to make contractual payments on the medium-term notes. The Company has not provided material financial or other support that was not contractually required to the trust.

Unconsolidated Variable Interest Entities

The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or “CDOs”) that are managed by an affiliated company. CDOs raise capital by issuing debt securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company’s maximum exposure to loss resulting from its relationship with unconsolidated CDOs managed by affiliates is limited to its investment in the CDOs, which was $394 million and $389 million at December 31, 2011 and 2010, respectively. These investments are reflected in “Fixed maturities, available for sale.” The fair value of assets held within these unconsolidated VIEs was $3,615 million and $3,813 million as of December 31, 2011 and 2010, respectively. There are no liabilities associated with these unconsolidated VIEs on the Company’s balance sheet.

The Company has an investment in a note receivable issued by an affiliated VIE. This VIE issued notes to the Company in consideration for certain fixed maturity assets sold by the Company in December 2009. The total assets of this VIE at December 31, 2011 and 2010 were approximately $1.0 billion and $1.5 billion, respectively, and primarily consisted of fixed maturity securities. The market value and book value of the notes issued by the VIE and held by the Company at December 31, 2011 and 2010 was $0.6 billion and $1.1 billion, respectively. The Company’s maximum exposure to loss was $0.6 billion and $1.1 billion as of December 31, 2011 and 2010, respectively.

In the normal course of its activities, the Company will invest in joint ventures and limited partnerships. These ventures include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company’s maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not required to consolidate these entities because either (1) it does not control them or (2) it does not have the obligation to absorb losses of the entities that could be potentially significant to the entities or the right to receive benefits from the entities that could be potentially significant. The Company classifies these investments as “Other long-term investments” and its maximum exposure to loss associated with these entities was $3,048 million and $2,683 million as of December 31, 2011 and 2010, respectively.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 4 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

Included among these structured investments are asset-backed securities issued by VIEs that manage investments in the European market. In addition to a stated coupon, each investment provides a return based on the VIE’s portfolio of assets and related investment activity. The market value of these VIEs was approximately $2.6 billion and $5.0 billion as of December 31, 2011 and 2010, respectively, and these VIEs were financed primarily through the issuance of notes similar to those purchased by the Company. The Company generally accounts for these investments as available for sale fixed maturities containing embedded derivatives that are bifurcated and marked-to-market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE. The Company’s maximum exposure to loss from these interests was $657 million and $746 million at December 31, 2011 and 2010, respectively, which includes the fair value of the embedded derivatives.

6.	DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Balance, beginning of year	$8,267	$7,314	$8,538
Capitalization of commissions, sales and issue expenses	1,973	1,578	1,053
Amortization	(1,455)	(475)	(483)
Change in unrealized investment gains and losses	(280)	(150)	(1,760)
Other (1)	—	—	(34)

Balance, end of year	$8,505	$8,267	$7,314

(1)	Other represents DAC written off against additional paid in capital under Funding Agreement termination.

7.	INVESTMENTS IN OPERATING JOINT VENTURES

The Company has made investments in certain joint ventures that are strategic in nature and made other than for the sole purpose of generating investment income. These investments are accounted for under the equity method of accounting and are included in “Other assets” in the Company’s Consolidated Statements of Financial Position. The earnings from these investments are included on an after-tax basis in “Equity in earnings of operating joint ventures, net of taxes” in the Company’s Consolidated Statements of Operations. Investments in operating joint ventures include an indirect investment in China Pacific Group, and prior to its sale on December 31, 2009, also included the Company’s investment in Wachovia Securities. The summarized financial information for the Company’s operating joint ventures has been included in the summarized combined financial information for all significant equity method investments shown in Note 4.

Investment in China Pacific Group

The Company has made an indirect investment in China Pacific Group, a Chinese insurance operation. The carrying value of this operating joint venture was $126 million and $459 million, as of December 31, 2011 and 2010, respectively. The indirect investment in China Pacific Group includes unrealized changes in market value, which are included in accumulated other comprehensive income and relate to the market price of China Pacific Group’s publicly traded shares, which began trading on the Shanghai Exchange in 2007 and since the fourth quarter of 2009 are trading on the Hong Kong exchange. The Company recognized combined after-tax equity earnings from this operating joint venture of $156 million, $46 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Dividends received from this investment were $3 million, $5 million and $5 million for the years ended December 31, 2011, 2010 and 2009, respectively. In December 2010, a consortium of investors including the Company sold approximately 16% of its holdings, resulting in a pre-tax gain of $66 million to the Company, and sold approximately 50% of its original holdings in 2011, resulting in a pre-tax gain of $237 million to the Company.

Former Investment in Wachovia Securities

On December 31, 2009, the Company completed the sale of its minority joint venture interest in Wachovia Securities (including Wells Fargo Advisors) to Wells Fargo. For the year ended December 31, 2009, “Equity in earnings of operating joint ventures, net of taxes” includes the associated pre-tax gain on the sale of $2.247 billion. In addition, “General and administrative expenses” includes certain one-time costs related to the sale of the joint venture interest of $104 million, for pre-tax compensation costs and costs related to increased contributions to the Company’s charitable foundation.

8.	VALUATION OF BUSINESS ACQUIRED

The balances of and changes in VOBA as of and for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Balance, beginning of year	$277	$285	$437
Amortization(1)	(43)	(25)	(171)
Interest(2)	16	17	19

Balance, end of year	$250	$277	$285

(1)	The VOBA balance at December 31, 2011 was $250 million related to the insurance transactions associated with CIGNA. The weighted average remaining expected life was approximately 16 years for the VOBA related to CIGNA.
(2)	The interest accrual rates vary by product. The interest rates for the VOBA related to CIGNA were 7.10%, 7.00% and 6.90% for the years 2011, 2010 and 2009 respectively. The interest rate for VOBA related to Allstate for 2009 was 5.42%.

During the first quarter of 2009 the Company recognized impairments of $73 million VOBA associated with the Allstate acquisition. These impairments are included on the Amortization line in the table above. The impairment recorded in 2009 represented the remaining VOBA balance associated with the Allstate acquisition. These impairments are reflective of the deterioration in the financial markets, which resulted in additional market depreciation within the separate account assets and corresponding decreases in fee income and overall expected future earnings for this business. These impairments were determined using discounted present value of future estimated gross profits. Since the VOBA balance was completely impaired for these contracts, it cannot be reestablished for market value appreciation in subsequent periods. There were no impairments during 2011 and 2010.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2012	$5
2013	3
2014	3
2015	2
2016	2
2017 and thereafter	235

Total	$250

9.	GOODWILL AND OTHER INTANGIBLES

Goodwill

The changes in the book value of goodwill are as follows:

Goodwill
(in millions)
Balance at January 1, 2009:
Gross Goodwill	725
Accumulated Impairment Losses	—

Net Balance at January 1, 2009	725

2009 Activity:
Other(1)	2

Balance at December 31, 2009:
Gross Goodwill	727
Accumulated Impairment Losses	—

Net Balance at December 31, 2009	727

2010 Activity:
Other(1)	10

Balance at December 31, 2010:
Gross Goodwill	737
Accumulated Impairment Losses	—

Net Balance at December 31, 2010	737

2011 Activity:
Impairment Charges	(737)

Balance at December 31, 2011:
Gross Goodwill	737
Accumulated Impairment Losses	(737)

Net Balance at December 31, 2011	$—

(1)	Other represents foreign currency translation.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount, as discussed in further detail in Note 2. The test is performed only on the Financial Services Business reporting unit as this is the portion of the Company that contains 100% of the Company’s goodwill.

The Company performed goodwill impairment testing for its Financial Services Business reporting unit at December 31, 2011. There was an indication of impairment and accordingly, the second step of the test was performed. Based on the results of the second step, all of the goodwill was impaired, which resulted in a total charge $737 million during the fourth quarter of 2011. The charge was reported in “General and administrative expenses”. The impairment was primarily due to the impact of the continuing deterioration in the financial markets, especially in the second half of 2011. While markets rose during the last several weeks of the year, this late upswing did not overcome the overall negative impact of the markets on earnings multiples of peer companies used in the impairment evaluation.

There were no goodwill impairment charges during 2010 or 2009.

Other Intangibles

Other intangible balances at December 31, are as follows:

	2011			2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in millions)
Subject to amortization:
Customer relationships	$175	$(39)	$136	$175	$(29)	$146
Other	19	(19)	—	22	(22)	—

Total	$194	$(58)	$136	$197	$(51)	$146

Amortization expense for other intangibles was $7 million, $13 million and $12 million for the years ending December 31, 2011, 2010 and 2009, respectively. Amortization expense for other intangibles is expected to be approximately $8 million in 2012, $12 million in 2013 and 2014 and $11 million in 2015 and 2016.

10.	POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2011	2010
	(in millions)
Life insurance	$57,508	$57,147
Individual and group annuities and supplementary contracts	17,095	16,071
Other contract liabilities	5,204	3,231

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	79,807	76,449
Unpaid claims and claim adjustment expenses	2,542	2,372

Total future policy benefits	$82,349	$78,821

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group, annuities and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 7.5%. Participating insurance represented 11% and 12% of direct individual life insurance in force at December 31, 2011 and 2010, respectively, and 72%, 73% and 76% of direct individual life insurance premiums for 2011, 2010 and 2009, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 1.0% to 11.9%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience, except for example, certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves. The interest rates used in the determination of the present values range from 0.1% to 6.0%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration, traditional, and non-participating annuities; structured settlements; single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $2,447 million and $2,001 million as of December 31, 2011 and 2010, respectively, are included in “Future policy benefits” with respect to these deficiencies, of which $1,432 million and $926 million as of December 31, 2011 and 2010, respectively, relate to net unrealized gains on securities classified as available for sale.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 11 and are primarily reflected in other contract liabilities in the table above.

Unpaid claims and claim adjustment expenses primarily reflect the Company’s estimate of future disability claim payments and expenses as well as estimates of claims incurred but not yet reported as of the balance sheet dates related to group disability products. Unpaid claim liabilities are discounted using interest rates ranging from 3.5% to 6.4%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2011	2010
	(in millions)
Individual annuities	$9,437	$9,247
Group annuities	23,124	21,712
Guaranteed investment contracts and guaranteed interest accounts	14,416	14,325
Funding agreements	5,324	6,166
Interest-sensitive life contracts	7,970	7,524
Dividend accumulation and other	14,780	14,282

Total policyholders’ account balances	$75,051	$73,256

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2011 and 2010, are $3,244 million and $3,592 million, respectively, related to the Company’s FANIP product which is carried at amortized cost, adjusted for the effective portion of changes in fair value of qualifying derivative financial instruments. For additional details on the FANIP product see Note 5. The interest rates associated with such notes range from 0.5% to 5.5%. Also included in funding agreements at December 31, 2011 and 2010 are $529 million and $1,005 million, respectively, of affiliated funding agreements with Prudential Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 5.0% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 1% of policyholders’ account balances have interest crediting rates in excess of 8%.

11.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held-to-maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2011, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2011 and 2010, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2011		December 31, 2010
	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)
	(dollars in millions)
Variable Annuity Contracts

Return of net deposits
Account value	$38,983	$21	$26,167	$24
Net amount at risk	$1,000	$1	$155	$6
Average attained age of contractholders	60 years	68 years	60 years	67 years

Minimum return or contract value
Account value	$20,788	$47,666	$20,211	$33,332
Net amount at risk	$4,026	$3,753	$3,088	$1,478
Average attained age of contractholders	66 years	60 years	66 years	60 years
Average period remaining until earliest expected annuitization	N/A	1 year	N/A	1 year

(1)	Includes income and withdrawal benefits as described herein.

	December 31, 2011		December 31, 2010
	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
	(in millions)
Variable Annuity Contracts

Market value adjusted annuities
Account value	$830	$833	$911	$917

	December 31,
	2011	2010
	In the Event of Death
	(dollars in millions)
Variable Life, Variable Universal Life and Universal Life Contracts

No lapse guarantees
Separate account value	$2,419	$2,392
General account value	$2,089	$1,790
Net amount at risk	$54,917	$51,500
Average attained age of contractholders	52 years	51 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2011	2010
	(in millions)
Equity funds	$28,417	$26,851
Bond funds	24,501	12,667
Money market funds	3,426	3,250

Total	$56,344	$42,768

In addition to the amounts invested in separate account investment options above, $3,427 million at December 31, 2011 and $3,609 million at December 31, 2010 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities, either written directly by the Company or assumed by the Company via reinsurance for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”), and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 19 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.” As discussed below, the Company maintains a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in “Realized investment gains (losses), net.” This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

	GMDB		GMIB	GMAB/GMWB/ GMIWB
	Variable Life, Variable Universal Life and Universal Life	Variable Annuity	Variable Annuity	Variable Annuity
	(in millions)
Balance at December 31, 2008	$86	$284	$247	$1,172
Incurred guarantee benefits(1)	64	(11)	(21)	(1,114)
Paid guarantee benefits and other	(7)	(158)	(32)	—

Balance at December 31, 2009	143	115	194	58

Incurred guarantee benefits(1)	19	25	29	(406)
Paid guarantee benefits and other	(1)	(83)	(123)	—

Balance at December 31, 2010	161	57	100	(348)

Incurred guarantee benefits(1)	66	158	44	1,439
Paid guarantee benefits and other	(2)	(77)	(42)	—

Balance at December 31, 2011	$225	$138	$102	$1,091

(1)	Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal; (2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant’s life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB riders include amounts assumed from affiliates of $30 million and $21 million as of December 31, 2011 and 2010, respectively. See Note 13 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

As part of its risk management strategy, the Company hedges or limits its exposure to these risks, excluding those risks that have been deemed suitable to retain and risks that are not able to be hedged, through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate derivatives. The automatic rebalancing element included in the design of certain optional living benefits transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula used with the particular optional benefit which considers a number of factors, including the impact of investment performance of the contractholder’s total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the automatic rebalancing element, including certain GMIWB riders and certain GMAB riders; and those that do not include the automatic rebalancing element, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the automatic rebalancing element also include GMDB riders, and as such the GMDB risk in these riders also benefits from the automatic rebalancing element.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (2) additional credits after a certain number of years a contract is held and (3) enhanced interest crediting rates that are higher than the normal general account interest rate credited in certain product lines. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

Sales Inducements
(in millions)
Balance at December 31, 2008	$297
Capitalization	97
Amortization	(51)
Change in unrealized gain/(loss) on investments	(28)

Balance at December 31, 2009	315

Capitalization	248
Amortization	(15)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2010	551

Capitalization	291
Amortization	(290)
Change in unrealized gain/(loss) on investments	3

Balance at December 31, 2011	$555

12.	CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Closed Block forms the principal component of the Closed Block Business.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings.

As of December 31, 2011 and 2010, the Company recognized a policyholder dividend obligation of $762 million and $126 million, respectively, to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, accumulated net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block have been reflected as a policyholder dividend obligation of $3,847 million and $2,117 million at December 31, 2011 and 2010, respectively, to be paid to Closed Block policyholders unless offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).” See the table below for changes in the components of the policyholder dividend obligation for the years ended December 31, 2011 and 2010.

On December 13, 2011 and December 14, 2010, Prudential Insurance’s Board of Directors approved a continuation of the Closed Block dividend scales in 2012 and 2011, respectively. On December 8, 2009, Prudential Insurance’s Board of Directors acted to reduce the dividends payable in 2010 on Closed Block policies. This decrease reflected the deterioration in investment results and resulted in a $98 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2009.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2011	2010
	(in millions)
Closed Block Liabilities
Future policy benefits	$51,424	$51,632
Policyholders’ dividends payable	902	909
Policyholders’ dividend obligation	4,609	2,243
Policyholders’ account balances	5,484	5,536
Other Closed Block liabilities	4,030	4,637

Total Closed Block Liabilities	66,449	64,957

Closed Block Assets
Fixed maturities, available-for-sale, at fair value	42,024	41,044
Other trading account assets, at fair value	269	150
Equity securities, available-for-sale, at fair value	3,122	3,545
Commercial mortgage and other loans	8,322	7,827
Policy loans	5,296	5,377
Other long-term investments	2,080	1,662
Short-term investments	485	1,119

Total investments	61,598	60,724
Cash and cash equivalents	1,006	345
Accrued investment income	571	600
Other Closed Block assets	284	275

Total Closed Block Assets	63,459	61,944

Excess of reported Closed Block Liabilities over Closed Block Assets	2,990	3,013
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains (losses)	3,836	2,092
Allocated to policyholder dividend obligation	(3,847)	(2,117)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$2,979	$2,988

Information regarding the policyholder dividend obligation is as follows:

	2011	2010
	(in millions)
Balance, January 1	$2,243	$—
Impact from earnings allocable to policyholder dividend obligation	636	126
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	1,730	2,117

Balance, December 31	$4,609	$2,243

Closed Block revenues and benefits and expenses for the years ended December 31, were as follows:

	2011	2010	2009
	(in millions)
Revenues
Premiums	$2,918	$3,007	$3,250
Net investment income	2,976	2,994	2,907
Realized investment gains (losses), net	855	804	(1,219)
Other income	38	38	102

Total Closed Block revenues	6,787	6,843	5,040

Benefits and Expenses
Policyholders’ benefits	3,482	3,512	3,762
Interest credited to policyholders’ account balances	139	140	141
Dividends to policyholders	2,571	2,071	1,222
General and administrative expenses	519	540	568

Total Closed Block benefits and expenses	6,711	6,263	5,693

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes and discontinued operations	76	580	(653)
Income tax expense (benefit)	67	(38)	(63)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes, before discontinued operations	9	618	(590)
Income from discontinued operations, net of taxes	—	1	—

Closed Block revenues, net of Closed Block benefits and expenses, income taxes and discontinued operations	$9	$619	$(590)

13.	REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth, to limit the maximum net loss potential arising from large risks and in acquiring or disposing of businesses.

In 2006, the Company acquired the variable annuity business of The Allstate Corporation (“Allstate”) through a reinsurance transaction. The reinsurance arrangements with Allstate include a coinsurance arrangement associated with the general account liabilities assumed and a modified coinsurance arrangement associated with the separate account liabilities assumed. The reinsurance payable, which represents the Company’s obligation under the modified coinsurance arrangement, is netted with the reinsurance receivable in the Company’s Consolidated Statement of Financial Position.

In 2004, the Company acquired the retirement business of CIGNA and as a result, entered into various reinsurance arrangements. The Company still has indemnity coinsurance and modified coinsurance without assumption arrangements in effect related to this acquisition.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 7% with an affiliate through various modified coinsurance arrangements. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The Company also participates in reinsurance of Liabilities for Guaranteed Benefits, which are more fully described in Note 11.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji Spolka Akcyjna, Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd., Prudential Annuities Life Assurance Corporation, Prudential Seguros Mexico, S.A., Prudential Seguros, S.A., Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Arizona Reinsurance III Company.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees and policyholders’ benefits for the years ended December 31, were as follows:

	2011	2010	2009
	(in millions)
Direct premiums	$10,416	$10,183	$9,866
Reinsurance assumed	1,555	1,368	1,164
Reinsurance ceded	(1,385)	(1,322)	(1,397)

Premiums	$10,586	$10,229	$9,633

Direct policy charges and fees	$2,540	$2,137	$2,020
Reinsurance assumed	124	140	140
Reinsurance ceded	(90)	(80)	(70)

Policy charges and fees	$2,574	$2,197	$2,090

Direct policyholder benefits	$12,511	$11,971	$11,485
Reinsurance assumed	1,448	1,225	959
Reinsurance ceded	(1,336)	(1,278)	(1,397)

Policyholders’ benefits	$12,623	$11,918	$11,047

Reinsurance recoverables at December 31, are as follows:

		2011	2010
		(in millions)
Individual and group annuities (1)		$722	$1,075
Life Insurance		1,766	1,702
Other reinsurance		139	126

Total reinsurance recoverable		$2,627	$2,903

(1)	Primarily represents reinsurance recoverables established under the reinsurance arrangements associated with the acquisition of the retirement business of CIGNA. The Company has recorded related reinsurance payables of $713 million and $1,068 million at December 31, 2011 and 2010, respectively.

“Premiums” includes affiliated reinsurance assumed of $1,447 million, $1,224 million and $1,092 million and affiliated reinsurance ceded of $(117) million, $(111) million and $(111) million for the years ended December 31, 2011, 2010, and 2009, respectively.

“Policyholders’ benefits” includes affiliated reinsurance assumed of $1,169 million, $959 million and $823 million and affiliated reinsurance ceded of $(70) million, $(58) million and $(61) million for the years ended December 31, 2011, 2010, and 2009, respectively.

“General and administrative expenses” include affiliated assumed expenses of $39 million, $147 million and $128 million for the years ended December 31, 2011, 2010, and 2009, respectively.

“Due from parent and affiliates” includes affiliated reinsurance recoverables of $1,187 million and $1,120 million at December 31, 2011 and 2010, respectively reflected in the table above. Excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, four major reinsurance companies account for approximately 62% of the reinsurance recoverable at December 31, 2011. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Due from parent and affiliates” also include $886 million and $(387) million at December 31, 2011 and 2010, respectively, related to the ceding of certain embedded derivative liabilities associated with the Company’s guaranteed benefits. “Realized investment gains (losses), net” includes a gain of $935 million, a loss of $484 million and a loss of $878 million for the years ended December 31, 2011, 2010, and 2009, respectively, related to the change in fair values of these ceded embedded derivative liabilities.

“Deferred policy acquisition costs” includes affiliated amounts related to reinsurance of $1,140 million and $860 million at December 31, 2011 and 2010, respectively.

“Due to parent and affiliates” includes reinsurance payables of $4,704 million and $3,702 million at December 31, 2011 and 2010, respectively.

14.	SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

	2011	2010
	(in millions)
Commercial paper	$870	$874
Other notes payable(1)(2)	382	389
Current portion of long-term debt(3)	3	225

Total short-term debt	$1,255	$1,488

(1)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $199 million and $275 million at December 31, 2011 and 2010, respectively, which are discussed in more detail below.
(2)	Includes notes due to related parties of $181 million and $112 million at December 31, 2011 and 2010, respectively. The related party notes payable have variable interest rates ranging from 0.4% to 2.1% in 2011 and 0.6% to 1.7% in 2010.
(3)	Includes notes due to related parties of $213 million at December 31, 2010.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was 0.4% at both December 31, 2011 and 2010.

At December 31, 2011 and 2010, the Company was in compliance with all covenants related to the above debt.

Commercial Paper

Prudential Funding, LLC (“Prudential Funding”), a wholly-owned subsidiary of Prudential Insurance, has a commercial paper program with an authorized capacity of $7.0 billion. Prudential Funding commercial paper borrowings have generally served as an additional source of financing to meet the working capital needs of Prudential Insurance and its subsidiaries. Prudential Funding also lends to other subsidiaries of Prudential Financial up to limits agreed with the New Jersey Department of Banking and Insurance. Prudential Funding’s outstanding commercial paper borrowings were $870 million and $874 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, the weighted average maturity of total commercial paper outstanding was 20 and 31 days, respectively. Prudential Financial has issued a subordinated guarantee covering Prudential Funding’s domestic commercial paper program.

Federal Home Loan Bank of New York

Prudential Insurance is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows Prudential Insurance access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements that can be used as an alternative source of liquidity. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings, depending on the type of asset pledged. FHLBNY membership requires Prudential Insurance to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Under FHLBNY guidelines, if Prudential Insurance’s financial strength ratings decline below A/A2/A Stable by S&P/Moody’s/Fitch, respectively, and the FHLBNY does not receive written assurances from the New Jersey Department of Banking and Insurance (“NJDOBI”) regarding Prudential Insurance’s solvency, new borrowings from the FHLBNY would be limited to a term of 90 days or less. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by Prudential Insurance is classified as restricted general account investments within “Other long-term investments,” and the carrying value of these investments was $173 million and $177 million as of December 31, 2011 and 2010, respectively.

NJDOBI permits Prudential Insurance to pledge collateral to the FHLBNY in an amount up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on Prudential Insurance’s statutory net admitted assets as of December 31, 2010, the 5% limitation equates to a maximum amount of pledged assets of $7.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels and purchases of activity-based stock) of approximately $6.1 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY’s discretion and to the availability of qualifying assets at Prudential Insurance.

As of December 31, 2011, Prudential Insurance had pledged qualifying assets with a fair value of $2.8 billion, which supported outstanding collateralized advances of $0.9 billion and collateralized funding agreements of $1.5 billion. The fair value of qualifying assets that were available to Prudential Insurance but not pledged amounted to $5.6 billion as of December 31, 2011.

As of December 31, 2011, $199 million of the FHLBNY outstanding advances are reflected in “Short-term debt” and matures in December 2012 and the remaining $725 million is in “Long-term debt” and matures in December 2015. The funding agreements issued to the FHLBNY, which are reflected in “Policyholders’ account balances,” have priority claim status above debt holders of Prudential Insurance.

Federal Home Loan Bank of Boston

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a wholly-owned subsidiary of the Company, is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows PRIAC access to collateralized advances which will be classified in “Short-term debt” or “Long-term debt,” depending on the maturity date of the obligation. PRIAC’s membership in FHLBB requires the ownership of member stock and borrowings from FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity date of the obligation. As of December 31, 2011, PRIAC had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits PRIAC to pledge up to $2.6 billion in qualifying assets to secure FHLBB borrowings through December 31, 2011. PRIAC must seek re-approval from CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2011, PRIAC had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1.2 billion.

Credit Facilities

As of December 31, 2011, the Company had a $1,750 million revolving credit facility. The three-year facility has both Prudential Financial and Prudential Funding as borrowers. There were no outstanding borrowings under this credit facility as of December 31, 2011. The facility is available to the applicable borrowers up to the aggregate committed credit and may be used for general corporate purposes, including as backup liquidity for the Company’s commercial paper program discussed above.

The credit facility contains representations and warranties, covenants and events of default that are customary for facilities of this type; however, borrowings under the facility are not contingent on the Company’s credit ratings nor subject to material adverse change clauses. Borrowings under the credit facility are conditioned on the continued satisfaction of other customary conditions, including, the maintenance at all times of consolidated net worth, relating to the Financial Services Businesses of Prudential Financial, of at least $21.25 billion, which for this purpose is calculated as U.S. GAAP equity, excluding “Accumulated other comprehensive income (loss)” and excluding equity of noncontrolling interests. Under the applicable credit agreement, the required minimum level of consolidated net worth will be reduced automatically in the future by an amount equal to 85 percent of the amount of any reduction, on an after-tax basis, in the total U.S. GAAP equity attributable to the Financial Services Businesses, resulting from Prudential Financial’s expected retrospective application of amended authoritative guidance regarding the deferral of costs relating to the acquisition of new or renewal insurance contracts.

As of December 31, 2011, Prudential Financial’s consolidated net worth of the Financial Services Businesses exceeded the minimum amount required to borrow under the facility.

In addition to the above credit facility, the Company, as part of its real estate separate account activities, had outstanding lines of credit of $815 million at December 31, 2011, of which $30 million was used. The Company also has access to uncommitted lines of credit from financial institutions.

Long-term Debt

Long-term debt at December 31, is as follows:

	Maturity Dates	Rate	2011	2010
			(in millions)
Fixed-rate notes:
Surplus notes subject to set-off arrangements	2021	4.99%-5.22%	$500	$—
Surplus notes(1)	2014-2052	5.10%-8.30%	2,985	2,986
Other fixed-rate notes(2)(3)	2013-2041	0.55%-14.85%	3,916	2,128
Floating-rate notes:
Surplus notes	2016-2052	(4)	3,200	3,200
Other floating-rate notes	2012	(5)	—	140

Subtotal			10,601	8,454

Less: assets under set-off arrangements(6)			500	—

Total long-term debt			$10,101	$8,454

(1)	Fixed rate surplus notes at December 31, 2011 and 2010 includes $2,045 million and $2,044 million, respectively, due to a related party. Maturities of these notes range from 2014 through 2052. The interest rates ranged from 5.1% to 6.7% in both 2011 and 2010.
(2)	Includes collateralized borrowings from the Federal Home Loan Bank of New York of $725 million at both December 31, 2011 and 2010. These borrowings are discussed in more detail above.
(3)	Other fixed rate notes at December 31, 2011 and 2010 includes $3,004 million and $1,213 million, respectively, due to related parties. Maturities of these notes range from 2013 through 2041 and interest rates ranged from 0.55% to 14.85% in 2011 and 3.01% to 14.85% in 2010.
(4)	The interest rate on the floating rate Surplus notes ranged from 0.52% to 3.62% in 2011 and 0.52% to 3.71% in 2010.
(5)	Other floating rate notes at December 31, 2010, which are all due to related parties were prepaid in 2011. The interest rates on these notes were based on LIBOR and ranged from 1.18% to 1.32% in 2011 and 1.23% to 1.96% in 2010.
(6)	Assets under set-off arrangements represent a reduction in the amount of fixed-rate surplus notes included in long-term debt, relating to an arrangement where valid rights off set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

At December 31, 2011 and 2010, the Company was in compliance with all debt covenants related to the borrowings in the above table.

The following table presents, as of December 31, 2011, the Company’s contractual principal payments of its long-term debt:

Long-term Debt
(in millions)
Calendar Year:
2013	$122
2014	1,023
2015	1,554
2016	719
2017 and thereafter	6,683

Total	$10,101

Surplus Notes

The fixed rate surplus notes issued by Prudential Insurance to non-affiliates are subordinated to other Prudential Insurance borrowings and policyholder obligations, and the payment of interest and principal may only be made with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2011 and 2010, the Company met these statutory capital requirements. At December 31, 2011 and 2010, $940 million and $942 million, respectively, of fixed rate surplus notes were outstanding to non-affiliates.

During 2011, a subsidiary of Prudential Insurance entered into agreements providing for the issuance and sale of up to $1 billion of ten-year fixed rate surplus notes in order to finance reserves required under Regulation XXX. At December 31, 2011, $500 million of surplus notes were outstanding under this facility. Under the agreements, the subsidiary issuer received debt securities, with a principal amount equal to the surplus notes issued, which are redeemable under certain circumstances, including upon the occurrence of specified stress events affecting the subsidiary issuer. Because valid rights of set-off exist, interest and principal payments on the surplus notes and on the debt securities are settled on a net basis, and the surplus notes are reflected in the Company’s total consolidated borrowings on a net basis. Prudential Financial has agreed to make capital contributions to the subsidiary issuer in order to reimburse it for investment losses in excess of specified amounts.

In September 2009, Prudential Insurance issued in a private placement $500 million of surplus notes due September 2019 with an interest rate of 5.36% per annum. The surplus notes are exchangeable at the option of the holder, in whole but not in part, for shares of Prudential Financial Common Stock beginning in September 2014, or earlier upon a fundamental business combination involving Prudential Financial or a continuing payment default. The initial exchange rate for the surplus notes is 10.1235 shares of Common Stock per each $1,000 principal amount of surplus notes, which represents an initial exchange price per share of Common Stock of $98.78; however, the exchange rate is subject to customary anti-dilution adjustments. The exchange rate is also subject to a make-whole decrease in the event of an exchange prior to maturity (except upon a fundamental business combination or a continuing payment default), that will result in a reduction in the number of shares issued upon exchange (per $1,000 principal amount of surplus notes) determined by dividing a prescribed cash reduction value (which will decline over the life of the surplus notes, from $102.62 for an exercise on September 18, 2014 to zero for an exercise at maturity) by the price of the Common Stock at the time of exchange. In addition, the exchange rate is subject to a customary make-whole increase in connection with an exchange of the surplus notes upon a fundamental business combination where 10% or more of the consideration in that business combination consists of cash, other property or securities that are not listed on a U.S. national securities exchange.

These exchangeable surplus notes are not redeemable by Prudential Insurance prior to maturity, except in connection with a fundamental business combination involving Prudential Financial, in which case the surplus notes will be redeemable by Prudential Insurance, subject to the noteholders’ right to exchange the surplus notes instead, at par or, if greater, a make-whole redemption price. The surplus notes are subordinated to all other Prudential Insurance borrowings and policyholder obligations, except for other surplus notes of Prudential Insurance (including those currently outstanding), with which the surplus notes rank pari passu. Payments of interest and principal on the surplus notes may only be made with the prior approval of the Commissioner.

During 2007, a subsidiary of Prudential Insurance issued $500 million of 45-year floating rate surplus notes to an unaffiliated financial institution. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. Concurrent with the issuance of these surplus notes, Prudential Financial entered into a credit derivative that will require Prudential Financial to make certain payments in the event of deterioration in the value of the surplus notes. As of December 31, 2011 and 2010, the credit derivative was a liability of $77 million and $26 million, respectively, with no requirement to pledge collateral.

During 2006, a subsidiary of Prudential Insurance entered into a surplus note purchase agreement with an unaffiliated financial institution that provides for the issuance of up to $3,000 million of ten-year floating rate surplus notes. At both December 31, 2011 and 2010, $2,700 million were outstanding under this agreement. Concurrent with the issuance of each surplus note, Prudential Financial enters into arrangements with the buyer, which are accounted for as derivative instruments that may result in payments by, or to, Prudential Financial over the term of the surplus notes, to the extent there are significant changes in the value of the surplus notes. Surplus notes issued under this facility are subordinated to policyholder obligations, and the payment of interest and principal on them may only be made by the issuer with the prior approval of the Arizona Department of Insurance. As of December 31, 2011 and 2010, these derivative instruments had no material value.

Other

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The impact of these derivative instruments are not reflected in the rates presented in the tables above. For those derivative instruments that qualify for hedge accounting treatment, there was no material effect on interest expense for the years ended December 31, 2011, 2010 and 2009. See Note 21 for additional information on the Company’s use of derivative instruments.

Interest expense for short- and long-term debt, including interest on affiliated debt, was $358 million, $318 million and $352 million, for the years ended December 31, 2011, 2010 and 2009, respectively. Interest expense related to affiliated debt was $203 million, $155 million and $154 million for the years ended December 31, 2011, 2010 and 2009, respectively. “Due to parent and affiliates” included $74 million and $25 million associated with the affiliated long-term interest payable at December 31, 2011 and 2010, respectively.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Notes 10 and 5 for further discussion.

15.	EQUITY

Comprehensive Income

The components of comprehensive income (loss) for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Net income	$873	$2,039	$2,312
Other comprehensive income (loss), net of taxes
Change in foreign currency translation adjustments	(27)	2	6
Change in net unrealized investments gains (1)	1,646	1,361	7,332
Change in pension and postretirement unrecognized net periodic benefit (cost)	(170)	328	(620)

Other comprehensive income, net of tax expense of $811, $869, $3,364	1,449	1,691	6,718

Comprehensive income	2,322	3,730	9,030

Comprehensive income (loss) attributable to noncontrolling interests	13	(1)	(1)

Comprehensive income attributable to Prudential Insurance Company of America	$2,335	$3,729	$9,029

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.

The balance of and changes in each component of “Accumulated other comprehensive income (loss) attributable to Prudential Insurance Company of America” for the years ended December 31, are as follows (net of taxes):

	Accumulated Other Comprehensive Income (Loss) Attributable to Prudential Insurance Company of America
	Foreign Currency Translation Adjustments	Net Unrealized Investment Gains (Losses) (1)	Pension and Postretirement Unrecognized Net Periodic Benefit (Cost)	Total Accumulated Other Comprehensive Income (Loss)
	(in millions)
Balance, December 31, 2008	$99	$(5,821)	$(868)	$(6,590)
Change in component during year	6	7,332	(620)	6,718
Impact of adoption of guidance for other-than- temporary impairments of debt securities(2)	—	(575)	—	(575)

Balance, December 31, 2009	105	936	(1,488)	(447)
Change in component during year	2	1,361	328	1,691

Balance, December 31, 2010	107	2,297	(1,160)	1,244
Change in component during year	(27)	1,646	(170)	1,449

Balance, December 31, 2011	$80	$3,943	$(1,330)	$2,693

(1)	Includes cash flow hedges. See Note 21 for information on cash flow hedges.
(2)	See Note 2 for additional information on the adoption of guidance for other-than-temporary impairments of debt securities.

Dividend Restrictions

New Jersey insurance law provides that, except in the case of extraordinary dividends (as described below), all dividends or other distributions paid by Prudential Insurance may be paid only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized investment gains and losses and revaluation of assets as of the prior calendar year-end. As of December 31, 2011, Prudential Insurance’s unassigned surplus was $5,070 million, and it recorded applicable adjustments for cumulative unrealized investment gains of $2,184 million. Prudential Insurance must give prior notification to the New Jersey Department of Banking and Insurance (the “Department”) of its intent to pay any dividend or distribution. Also, if any dividend, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of Prudential Insurance’s statutory surplus as of the preceding December 31 ($8,160 million as of December 31, 2011) or (ii) its statutory net gain from operations excluding realized investment gains and losses for the twelve month period ending on the preceding December 31, ($584 million for the year ended December 31, 2011), the dividend is considered to be an “extraordinary dividend” and the prior approval of the Department is required for the payment of the dividend. The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance and its U.S. insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income (loss) of Prudential Insurance amounted to $826 million, $1,623 million and $1,101 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus of Prudential Insurance amounted to $8,160 million and $8,364 million at December 31, 2011 and 2010, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

16.	STOCK-BASED COMPENSATION

In 2011 and prior, Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2011, 2010 and 2009, include allocated costs of $13 million, $13 million and $14 million, respectively, associated with employee stock options and $39 million, $44 million, and $37 million, respectively, associated with employee restricted stock shares, restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

17.	EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

Prepaid benefits costs and accrued benefit liabilities are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of December 31, 2011 and 2010, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2011	2010	2011	2010
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(8,230)	(7,957)	$(2,116)	(2,122)
Acquisition/divestiture	8	—	3	—
Service cost	(137)	(130)	(10)	(10)
Interest cost	(454)	(450)	(109)	(113)
Plan participants’ contributions	—	—	(26)	(23)
Medicare Part D subsidy receipts	—	—	(11)	(20)
Early retirement reinsurance program receipts	—	—	(14)	—
Amendments	—	—	—	—
Actuarial gains/(losses), net	(976)	(201)	(181)	(40)
Settlements	—	—	—	—
Curtailments	22	4	—	—
Special termination benefits	(3)	—	—	—
Benefits paid	534	498	210	213
Foreign currency changes and other	—	6	(6)	(1)

Benefit obligation at end of period	$(9,236)	$(8,230)	$(2,260)	$(2,116)

Change in plan assets
Fair value of plan assets at beginning of period	$10,508	$9,572	$1,495	$1,519
Actual return on plan assets	1,620	1,366	5	152
Employer contributions	126	72	14	14
Plan participants’ contributions	—	—	26	23
Early retirement reinsurance program receipts	—	—	14	—
Disbursement for settlements	—	—	—	—
Benefits paid	(534)	(498)	(210)	(213)
Foreign currency changes and other	(3)	(4)	—	—

Fair value of plan assets at end of period	$11,717	$10,508	$1,344	$1,495

Funded status at end of period	$2,481	$2,278	$(916)	$(621)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,389	$3,219	$—	$—
Accrued benefit liability	(908)	(941)	(916)	(621)

Net amount recognized	$2,481	$2,278	$(916)	$(621)

Items recorded in “Accumulated other comprehensive income”not yet recognized as a component of net periodic (benefit) cost:
Transition obligation	$—	$—	$—	$1
Prior service cost	59	81	(42)	(54)
Net actuarial loss	1,255	1,221	852	617

Net amount not recognized	$1,314	$1,302	$810	$564

Accumulated benefit obligation	$(8,778)	$(7,834)	$(2,260)	$(2,116)

In addition to the plan assets above, the Company in 2007 established an irrevocable trust, commonly referred to as a “rabbi trust,” for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($813 million and $841 million benefit obligation at December 31, 2011 and 2010, respectively). Assets held in the rabbi trust are available to the general creditors of the Company in the event of insolvency or bankruptcy. The Company may from time to time in its discretion make contributions to the trust to fund accrued benefits payable to participants in one or more of the plans, and, in the case of a change in control of the Company, as defined in the trust agreement, the Company will be required to make contributions to the trust to fund the accrued benefits, vested and unvested, payable on a pretax basis to participants in the plans. The Company made a discretionary payment of $95 million to the trust during 2010. As of December 31, 2011 and 2010, the assets in these trusts had a carrying value of $404 million and $390 million, respectively.

The Company also maintains a separate rabbi trust established at the time of the combination of its retail securities brokerage and clearing operations with those of Wachovia for the purpose of holding assets of the Company to be used to satisfy its obligations with respect to certain non-qualified retirement plans ($78 million and $74 million benefit obligation at December 31, 2011 and 2010, respectively), as well as certain cash-based deferred compensation arrangements. As of December 31, 2011 and 2010, the assets in the trust had a carrying value of $134 million and $124 million, respectively.

Pension benefits for foreign plans comprised 2% and 3% of the ending benefit obligation for 2011 and 2010. Foreign pension plans comprised 2% of the ending fair value of plan assets for 2011 and 2010. There are no material foreign postretirement plans.

Information for pension plans with a projected benefit obligation in excess of plan assets

	2011	2010
	(in millions)
Projected benefit obligation	$908	$1,128
Fair value of plan assets	—	187

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	2011	2010
	(in millions)
Accumulated benefit obligation	$759	$1,029
Fair value of plan assets	—	187

There were no purchases of annuity contracts in 2011 and 2010 from Prudential Insurance. The approximate future annual benefit payment payable by Prudential Insurance for all annuity contracts was $18 million and $20 million as of December 31, 2011 and 2010, respectively.

There were no pension plan amendments in 2011 and 2010. There were no postretirement plan amendments in 2011 and 2010.

Components of Net Periodic Benefit Cost

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2011	2010	2009	2011	2010	2009
	(in millions)
Service cost	$137	$130	$120	$10	$10	$10
Interest cost	454	450	441	109	113	115
Expected return on plan assets	(718)	(743)	(729)	(98)	(107)	(107)
Amortization of transition obligation	—	—	—	1	1	1
Amortization of prior service cost	23	23	26	(12)	(12)	(11)
Amortization of actuarial (gain) loss, net	26	26	20	36	39	42
Settlements	—	—	—	—	—	—
Curtailments	(18)	—	—	—	—	—
Special termination benefits	3	—	1	—	—	—

Net periodic (benefit) cost (1)	$(93)	$(114)	$(121)	$46	$44	$50

(1)	Includes net periodic (benefit) cost for pensions of ($18) million, $1 million and $1 million for 2011, 2010 and 2009, respectively, that have been classified as discontinued operations.

Certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination.

Changes in Accumulated Other Comprehensive Income

The amounts recorded in “Accumulated other comprehensive income” as of the end of the period, which have not yet been recognized as a component of net periodic (benefit) cost, and the related changes in these items during the period that are recognized in “Other Comprehensive Income” are as follows:

	Pension Benefits			Other Postretirement Benefits
	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss	Transition Obligation	Prior Service Cost	Net Actuarial (Gain) Loss
	(in millions)
Balance, December 31, 2009	$—	$105	$1,674	$1	$(65)	$660
Amortization for the period	—	(23)	(26)	(1)	12	(39)
Deferrals for the period	—	—	(422)	—	—	(5)
Impact of foreign currency changes and other	—	(1)	(5)	1	(1)	1

Balance, December 31, 2010	—	81	1,221	1	(54)	617

Amortization for the period	—	(23)	(26)	(1)	12	(36)
Deferrals for the period	—	—	74	—	—	274
Impact of foreign currency changes and other	—	1	(14)	—	—	(3)

Balance, December 31, 2011	$—	$59	$1,255	$—	$(42)	$852

The amounts included in “Accumulated other comprehensive income” expected to be recognized as components of net periodic (benefit) cost in 2012 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of transition obligation	$—	$—
Amortization of prior service cost	23	(12)
Amortization of actuarial (gain) loss, net	93	54

Total	$116	$42

The Company’s assumptions related to the calculation of the domestic benefit obligation (end of period) and the determination of net periodic (benefit) cost (beginning of period) are presented in the table below:

	Pension Benefits			Other Postretirement Benefits
	2011	2010	2009	2011	2010	2009
Weighted-average assumptions
Discount rate (beginning of period)	5.60%	5.75%	6.00%	5.35%	5.50%	6.00%
Discount rate (end of period)	4.85%	5.60%	5.75%	4.60%	5.35%	5.50%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	N/A	N/A	N/A
Expected return on plan assets (beginning of period)	7.00%	7.50%	7.50%	7.50%	8.00%	8.00%
Health care cost trend rates (beginning of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-8.00%
Health care cost trend rates (end of period)	N/A	N/A	N/A	5.00-7.50%	5.00-7.50%	5.00-7.50%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after gradual decrease until: 2015, 2014, 2012 (beginning of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%
For 2010, 2009 and 2008, the ultimate health care cost trend rate after gradual decrease until: 2017, 2015, 2014 (end of period)	N/A	N/A	N/A	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement obligations at December 31, 2011 and December 31, 2010 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 550 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2011 and December 31, 2010. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2011 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2011. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.

The Company applied the same approach to the determination of the expected long-term rate of return on plan assets in 2012. The expected long-term rate of return for 2012 is 6.75% and 7.00% for pension and postretirement, respectively.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic (benefit) cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five-year period.

The assumptions for foreign pension plans are based on local markets. There are no material foreign postretirement plans.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
(in millions)
One percentage point increase
Increase in total service and interest costs	$9
Increase in postretirement benefit obligation	193

One percentage point decrease
Decrease in total service and interest costs	$6
Decrease in postretirement benefit obligation	135

Plan Assets

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration, while interest rate swaps are used to adjust duration.

The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of the December 31, 2011 are as follows:

	Pension		Postretirement
	Minimum	Maximum	Minimum	Maximum
Asset Category
U.S. Equities	3%	14%	39%	51%
International Equities	2%	14%	1%	8%
Fixed Maturities	58%	74%	0%	51%
Short-term Investments	0%	13%	0%	55%
Real Estate	1%	8%	0%	0%
Other	0%	12%	0%	0%

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with Prudential Insurance are in either pooled separate accounts or single client separate accounts. Pooled separate accounts hold assets for multiple investors. Each investor owns a “unit of account.” Single client separate accounts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned. Assets held with a bank are either in common/collective trusts or single client trusts. Common or collective trusts hold assets for more than one investor. Each investor owns a “unit of account.” Single client trusts hold assets for only one investor, the domestic qualified pension plan and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2011 and December 31, 2010 for either the pension or postretirement plans. Pension plan assets of $8,262 million and $6,944 million are included in the Company’s separate account assets and liabilities as of December 31, 2011 and December 31, 2010, respectively.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 19.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts, Common or Collective Trusts, and United Kingdom Insurance Pooled Funds – Insurance company pooled separate accounts are invested via group annuity contracts issued by Prudential Insurance. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The underlying investments are valued in accordance with the corresponding valuation method for the investments held.

Equities – See Note 19 for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 19 for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps – See Note 19 for a discussion of the valuation methodologies for derivative instruments.

Guaranteed Investment Contract - The value is based on contract cash flows and available market rates for similar investments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset value (“NAV”) of shares.

Unrealized Gain (Loss) on Investment of Securities Lending Collateral - This value is the contractual position relative to the investment of securities lending collateral.

Real Estate - The values are determined through an independent appraisal process. The estimate of fair value is based on three approaches; (1) current cost of reproducing the property less deterioration and functional/economic obsolescence; (2) discounting a series of income streams and reversion at a specific yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market. Each approach requires the exercise of subjective judgment.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized Cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Structured Debt (Gateway Recovery Trust) - The value is based primarily on unobservable inputs including probability weighted cash flows and reinvestment yield assumptions.

Hedge Funds - The value of interests in the hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies – These assets are held in group and individual variable life insurance policies issued by Prudential Insurance. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interests in these policies is the cash surrender value of the policies based on the underlying investments.

Pension plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$—	$900	$—	$900
Common/collective trusts (1)	—	54	—	54

Sub-total				954

International Equities:
Pooled separate accounts (2)	—	33	—	33
Common/collective trusts (3)	—	163	—	163
United Kingdom insurance pooled funds (4)	—	68	—	68

Sub-total				264

Fixed Maturities:
Pooled separate accounts (5)	—	1,006	20	1,026
Common/collective trusts (6)	—	313	—	313
U.S. government securities (federal):
Mortgage backed	—	4	—	4
Other U.S. government securities	—	2,031	—	2,031
U.S. government securities (state & other)	—	653	—	653
Non-U.S. government securities	—	17	—	17
United Kingdom insurance pooled funds (7)	—	176	—	176
Corporate Debt:
Corporate bonds (8)	—	3,712	12	3,724
Asset backed	—	17	—	17
Collateralized Mortgage Obligations (CMO) (9)	—	639	—	639
Interest rate swaps (Notional amount: $559)	—	(21)	—	(21)
Guaranteed investment contract	—	—	—	—
Other (10)	46	2	62	110
Unrealized gain (loss) on investment of securities lending collateral (11)	—	(141)	—	(141)

Sub-total				8,548

Short-term Investments:
Pooled separate accounts	—	292	—	292
United Kingdom insurance pooled funds	—	6	—	6

Sub-total				298

Real Estate:
Pooled separate accounts (12)	—	—	318	318
Partnerships	—	—	105	105

Sub-total				423

Other:
Structured debt (Gateway Recovery Trust)	—	—	—	—
Partnerships	—	—	552	552
Hedge funds	—	—	678	678

Sub-total				1,230

Total	$46	$9,924	$1,747	$11,717

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Pooled separate accounts (1)	$—	$922	$—	$922
Common/collective trusts (1)	—	35	—	35

Sub-total				957

International Equities:
Pooled separate accounts (2)	—	24	—	24
Common/collective trusts (3)	—	191	—	191
United Kingdom insurance pooled funds (4)	—	77	—	77

Sub-total				292

Fixed Maturities:
Pooled separate accounts (5)	—	996	—	996
Common/collective trusts (6)	—	290	—	290
U.S. government securities (federal):
Mortgage backed	—	4	—	4
Other U.S. government securities	—	1,806	—	1,806
U.S. government securities (state & other)	—	533	—	533
Non-U.S. government securities	—	15	—	15
United Kingdom insurance pooled funds (7)	—	104	—	104
Corporate Debt:
Corporate bonds (8)	—	3,043	10	3,053
Asset backed	—	20	—	20
Collateralized Mortgage Obligations (CMO) (9)	—	739	—	739
Interest rate swaps (Notional amount: $412)	—	(23)	—	(23)
Guaranteed investment contract	—	—	—	—
Other (10)	101	9	(8)	102
Unrealized gain (loss) on investment of securities lending collateral (13)	—	(123)	—	(123)

Sub-total				7,516

Short-term Investments:
Pooled separate accounts	—	32	—	32
United Kingdom insurance pooled funds	—	6	—	6

Sub-total				38

Real Estate:
Pooled separate accounts (12)	—	—	216	216
Partnerships	—	—	42	42

Sub-total				258

Other:
Structured debt (Gateway Recovery Trust)	—	—	658	658
Partnerships	—	—	219	219

Hedge funds	—	—	570	570

Sub-total				1,447

Total	$101	$8,700	$1,707	$10,508

(1)	These categories invest in U.S. equity funds whose objective is to track or outperform various indexes.
(2)	This category invests in large cap international equity fund whose objective is to track an index.
(3)	This category invests in international equity funds, primarily large cap, whose objective is to outperform various indexes.
(4)	This category invests in an international equity fund whose objective is to track an index.
(5)	This category invests in bond funds, primarily highly rated private placement securities.
(6)	This category invests in bond funds, primarily highly rated public securities whose objective is to outperform an index.
(7)	This category invests in bond funds, primarily highly rated corporate securities.
(8)	This category invests in highly rated corporate securities.
(9)	This category invests in highly rated Collateralized Mortgage Obligations.
(10)	Primarily cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(11)	The contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $1,289 million and the liability for securities lending collateral is $1,430 million.
(12)	This category invests in commercial real estate and real estate securities funds, whose objective is to outperform an index
(13)	The contractual value of investments of securities lending collateral invested in primarily short-term bond funds is $1,295 million and the liability for securities lending collateral is $1,418 million.

Changes in Fair Value of Level 3 Pension Assets

	Year Ended December 31, 2011
	Fixed Maturities - Pooled Separate Accounts	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$—	$10	$(8)	$216
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—	39
Relating to assets sold during the period	—	—	—	16
Purchases, sales and settlements	20	(1)	70	47
Transfers in and /or out of Level 3	—	3	—	—

Fair Value, end of period	$20	$12	$62	$318

	Year Ended December 31, 2011
	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$42	$658	$219	$570
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	22	(20)
Relating to assets sold during the period	—	44	11	2
Purchases, sales and settlements	63	(702)	300	126
Transfers in and /or out of Level 3	—	—	—	—

Fair Value, end of period	$105	$—	$552	$678

	Year Ended December 31, 2010
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other	Real Estate - Pooled Separate Accounts
	(in millions)
Fair Value, beginning of period	$1	$2	$120	$187
Actual Return on Assets:
Relating to assets still held at the reporting date	1	—	—	42
Relating to assets sold during the period	—	—	—	(2)
Purchases, sales and settlements	—	—	(128)	(11)
Transfers in and /or out of Level 3	8	(2)	—	—

Fair Value, end of period	$10	$—	$(8)	$216

	Year Ended December 31, 2010
	Real Estate - Partnerships	Other - Structured Debt	Other - Partnerships	Other - Hedge Fund
	(in millions)
Fair Value, beginning of period	$48	$572	$280	$218
Actual Return on Assets:
Relating to assets still held at the reporting date	4	86	17	44
Relating to assets sold during the period	—	—	—	—
Purchases, sales and settlements	(10)	—	30	200
Transfers in and /or out of Level 3	—	—	(108)	108

Fair Value, end of period	$42	$658	$219	$570

Postretirement plan asset allocations in accordance with the investment guidelines are as follows:

	As of December 31, 2011
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	—	439	—	439
Common trusts (2)	—	85	—	85
Equities	96	—	—	96

Sub-total				620

International Equities:
Variable Life Insurance Policies (3)	—	44	—	44
Common trusts (4)	—	15	—	15

Sub-total				59

Fixed Maturities:
Common trusts (5)	—	27	—	27
U.S. government securities (federal):
Mortgage Backed	—	12	—	12
Other U.S. government securities	—	101	—	101
U.S. government securities (state & other)	—	3	—	3
Non-U.S. government securities	—	3	—	3
Corporate Debt:
Corporate bonds (6)	—	284	2	286
Asset Backed	—	62	—	62
Collateralized Mortgage Obligations (CMO) (7)	—	144	—	144
Interest rate swaps (Notional amount: $560)	—	(4)	—	(4)
Other (8)	8	—	2	10
Unrealized gain (loss) on investment of securities lending collateral (9)	—	—	—	—

Sub-total				644
Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	—	1	—	1
Registered investment companies	20	—	—	20

Sub-total				21

Total	$124	$1,216	$4	$1,344

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(in millions)
U.S. Equities:
Variable Life Insurance Policies (1)	—	449	—	449
Common trusts (2)	—	88	—	88
Equities	102	—	—	102

Sub-total				639

International Equities:
Variable Life Insurance Policies (3)	—	51	—	51
Common trusts (4)	—	17	—	17

Sub-total				68

Fixed Maturities:
Common trusts (5)	—	23	—	23
U.S. government securities (federal):
Mortgage Backed	—	13	—	13
Other U.S. government securities	—	157	—	157
U.S. government securities (state & other)	—	2	—	2
Non-U.S. government securities	—	3	—	3
Corporate Debt:
Corporate bonds (6)	—	281	2	283
Asset Backed	—	73	—	73
Collateralized Mortgage Obligations (CMO) (7)	—	201	—	201
Interest rate swaps (Notional amount: $322)	—	3	—	3
Other (8)	10	—	4	14
Unrealized gain (loss) on investment of securities lending collateral (10)	—	—	—	—

Sub-total				772

Short-term Investments:
Variable Life Insurance Policies
Pooled separate accounts	—	1	—	1
Registered investment companies	15	—	—	15

Sub-total				16

Total	$127	$1,362	$6	$1,495

(1)	This category invests in U.S. equity funds, primarily large cap equities whose objective is to track an index via pooled separate accounts and registered investment companies.
(2)	This category invests in U.S. equity funds, primarily large cap equities.
(3)	This category invests in international equity funds, primarily large cap international equities whose objective is to track an index.
(4)	This category fund invests in large cap international equity fund whose objective is to outperform an index.
(5)	This category invests in U.S. bonds funds.
(6)	This category invests in highly rated corporate bonds.
(7)	This category invests in highly rated Collateralized Mortgage Obligations.
(8)	Cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
(9)	In 2011 the contractual net value of the investment of securities lending collateral invested in primarily short-term bond funds is $78 million and the liability for securities lending collateral is $78 million.
(10)	In 2010 the contractual net value of the investment of securities lending collateral invested in primarily short term bond funds is $30 million and the liability for securities lending collateral is $30 million.

Changes in Fair Value of Level 3 Postretirement Assets

	Year Ended December 31, 2011
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$2	$4
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—
Relating to assets sold during the period	—	—
Purchases, sales and settlements	—	(2)
Transfers in and /or out of Level 3	—	—

Fair Value, end of period	$2	$2

	Year Ended December 31, 2010
	Fixed Maturities - Corporate Debt - Corporate Bonds	Fixed Maturities - Corporate Debt - CMO	Fixed Maturities - Other
	(in millions)
Fair Value, beginning of period	$1	$2	$12
Actual Return on Assets:
Relating to assets still held at the reporting date	—	—	—
Relating to assets sold during the period	—	—	—
Purchases, sales and settlements	1	—	(8)
Transfers in and /or out of Level 3	—	(2)	—

Fair Value, end of period	$2	$—	$4

A summary of pension and postretirement plan asset allocation as of the year ended December 31, are as follows:

	Pension Percentage of Plan Assets		Postretirement Percentage of Plan Assets
	2011	2010	2011	2010
Asset Category
U.S. Equities	8%	9%	46%	43%
International Equities	2	3	4	5
Fixed Maturities	73	72	48	51
Short-term Investments	2	—	2	1
Real Estate	4	2	—	—
Other	11	14	—	—

Total	100%	100%	100%	100%

The expected benefit payments for the Company’s pension and postretirement plans, as well as the expected Medicare Part D subsidy receipts related to the Company’s postretirement plan, for the years indicated are as follows:

	Pension Benefits	Other Postretirement Benefits	Other Postretirement Benefits - Medicare Part D Subsidy Receipts
	(in millions)
2012	$540	$194	$19
2013	536	195	20
2014	544	195	20
2015	547	193	21
2016	551	191	22
2017-2021	2,856	927	113

Total	$5,574	$1,895	$215

The Company anticipates that it will make cash contributions in 2012 of approximately $60 million to the pension plans and approximately $10 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits for income continuance and health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2011 and 2010 was $34 million and $33 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $54 million, $52 million and $53 million for the years ended December 31, 2011, 2010 and 2009, respectively.

18.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2011	2010	2009
	(in millions)
Current tax expense (benefit)
U.S.	$255	$(269)	$200
State and local	(1)	(4)	(2)
Foreign	12	6	2

Total	266	(267)	200

Deferred tax expense (benefit)
U.S.	156	1,096	(605)
State and local	1	(2)	9
Foreign	5	—	(3)

Total	162	1,094	(599)

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$428	$827	$(399)
Income tax expense on equity in earnings of operating joint ventures	84	25	807
Income tax expense on discontinued operations	6	11	8
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	811	869	3,054
Impact on Company’s investment in Wachovia Securities due to addition of A.G. Edwards business	—	—	(59)
Stock-based compensation programs	(11)	1	10
Cumulative effect of changes in accounting principles	—	—	310

Total income taxes	$1,318	$1,733	$3,731

The Company’s actual income tax expense on continuing operations before equity in earnings of operating joint ventures for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and equity in earnings of operating joint ventures for the following reasons:

	2011	2010	2009
	(in millions)
Expected federal income tax expense (benefit)	$400	$976	$142
Low income housing and other tax credits	(72)	(72)	(79)
Non-taxable investment income	(191)	(157)	(120)
Uncertain tax positions and interest	46	(9)	(350)
Non-deductible goodwill impairment	236	—	—
Change in tax rate	—	93	—
Other	9	(4)	8

Total income tax expense (benefit) on continuing operations before equity in earnings of operating joint ventures	$428	$827	$(399)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2011	2010
	(in millions)
Deferred tax assets
Policyholders’ dividends	$1,817	$938
Net operating and capital loss carryforwards	4	4
Tax credits carryforwards	357	190
Insurance reserves	1,262	907
Other	—	63

Deferred tax assets before valuation allowance	3,440	2,102
Valuation allowance	(9)	(10)

Deferred tax assets after valuation allowance	3,431	2,092

Deferred tax liabilities
Net unrealized investment gains	3,965	2,284
Employee benefits	205	262
Investments	1,178	528
Deferred policy acquisition costs	1,983	1,948
Other	200	—

Deferred tax liabilities	7,531	5,022

Net deferred tax liability	$(4,100)	$(2,930)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

A valuation allowance has been recorded related to tax benefits associated with state and local and foreign deferred tax assets. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable. The valuation allowance includes amounts recorded in connection with deferred tax assets at December 31, as follows

	2011	2010
	(in millions)
Valuation allowance related to state and local deferred tax assets	$—	$—
Valuation allowance related to foreign operations deferred tax assets	$9	$10

The following table sets forth the federal and state operating and capital loss carryforwards for tax purposes, at December 31:

	2011	2010
	(in millions)
Federal net operating and capital loss carryforwards (1)	$8	$11
State net operating and capital loss carryforwards (2)	$5	$5

(1)	Expires between 2020 and 2031.
(2)	Expires between 2029 and 2030.

The Company does not provide U.S. income taxes on unremitted foreign earnings of its non-U.S. operations, other than its Taiwan investment management subsidiary. During 2011, 2010, and 2009 the Company made no changes with respect to its repatriation assumptions.

The following table sets forth the undistributed earnings of foreign subsidiaries, where the Company assumes permanent reinvestment, for which U.S. deferred taxes have not been provided, as of the periods indicated. Determining the tax liability that would arise if these earnings were remitted is not practicable.

	At December 31,
	2011	2010	2009
	(in millions)
Undistributed earnings of foreign subsidiaries (assuming permanent reinvestment)	$40	$205	$187

The Company’s unrecognized tax benefits for the periods indicated are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in millions)
Amounts as of December 31, 2009	$—	$119	$119
Increases in unrecognized tax benefits taken in prior period	2	40	42

Amounts as of December 31, 2010	2	159	161
Increases in unrecognized tax benefits taken in prior period	—	53	53
(Decreases) in unrecognized tax benefits taken in prior period	(2)	—	(2)
Settlements with taxing authorities	—	(143)	(143)

Amounts as of December 31, 2011	$—	$69	$69

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$—	$9	$9

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$2	$9	$11

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2011	$—	$9	$9

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2011	2010	2009
	(in millions)
Interest and penalties recognized in the consolidated statements of operations	$—	$18	$(138)
Interest and penalties recognized in liabilities in the consolidated statements of financial position	$—	$—	$(18)

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Federal statute of limitations for the 2002 tax year expired on April 30, 2009. The Federal statute of limitations for the 2003 tax year expired on July 31, 2009. The Federal statute of limitations for the 2004 through 2006 tax years will expire on December 31, 2012. The Federal statute of limitations for the 2007 tax year will expire on December 31, 2013. Tax years 2008 through 2010 are still open for IRS examination.

During 2004 through 2006, the Company entered into a transaction that involved, among other things, the payment of foreign income taxes that were credited against the Company’s U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $100 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $39 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 results included an additional tax expense of $53 million, including the impact from the foreign tax credit disallowance.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2010, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 13, 2012, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” One proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS issued an Industry Director Directive (“IDD”) in May 2010 stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company’s parent, Prudential Financial, has received a refund of approximately $3 million pursuant to the protective refund claims. These activities had no impact on the Company’s 2009, 2010 or 2011 results.

For tax years 2007 through 2011, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

On March 23, 2010, President Obama signed into law the Patient Protection and Affordable Care Act, which was modified by the Health Care and Education Reconciliation Act of 2010 signed into law on March 30, 2010, (together, the “Healthcare Act”). The federal government provides a subsidy to companies that provide certain retiree prescription drug benefits (the “Medicare Part D subsidy”), including the Company. The Medicare Part D subsidy was previously provided tax-free. However, as currently adopted, the Healthcare Act includes a provision that would reduce the tax deductibility of retiree health care costs to the extent of any Medicare Part D subsidy received. In effect, this provision of the Healthcare Act makes the Medicare Part D subsidy taxable beginning in 2013. Therefore, the Company incurred a charge in 2010 for the reduction of deferred tax assets of $94 million, which reduces net income and is reflected in “Income tax expense (benefit).”

19.	FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2011 and 2010, these over-rides on a net basis were not material.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in millions)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$10,233	$66	$—	$10,299
Obligations of U.S. states and their political subdivisions	—	2,411	—	—	2,411
Foreign government bonds	—	2,071	25	—	2,096
Corporate securities	6	81,471	803	—	82,280
Asset-backed securities	—	7,672	1,657	—	9,329
Commercial mortgage-backed securities	—	10,530	12	—	10,542
Residential mortgage-backed securities	—	6,054	16	—	6,070

Subtotal	6	120,442	2,579	—	123,027
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	67	9	—	76
Obligations of U.S. states and their political subdivisions	—	284	—	—	284
Foreign government bonds	—	106	—	—	106
Corporate securities	—	10,752	109	—	10,861
Asset-backed securities	—	1,010	357	—	1,367
Commercial mortgage-backed securities	—	2,226	21	—	2,247
Residential mortgage-backed securities	—	1,843	2	—	1,845
Equity securities	1	—	11	—	12
All other activity	684	267	—	—	951

Subtotal	685	16,555	509	—	17,749
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	12	—	—	12
Obligations of U.S. states and their political subdivisions	—	—	—	—	—
Corporate securities	—	164	—	—	164
Asset-backed securities	—	270	2	—	272
Commercial mortgage-backed securities	—	51	—	—	51
Equity securities	5	—	206	—	211
All other activity (2)	—	15,480	87	(11,222)	4,345

Subtotal	5	15,977	295	(11,222)	5,055

Equity securities, available-for-sale	3,108	1,743	66	—	4,917
Commercial mortgage and other loans	—	—	(1)	—	(1)
Other long-term investments	5	28	371	—	404
Short-term investments	4,548	730	—	—	5,278
Cash equivalents	368	3,656	—	—	4,024
Other assets	3	86	—	—	89
Due from parent and affiliates	—	—	2,737	—	2,737

Subtotal excluding separate account assets	8,728	159,217	6,556	(11,222)	163,279
Separate account assets (3)	38,161	117,246	19,333	—	174,740

Total assets	$46,889	$276,463	$25,889	$(11,222)	$338,019

Future policy benefits	—	—	1,091	—	1,091
Other liabilities	—	7,231	3	(7,854)	(620)
Due to parent and affiliates	—	7,598	83	—	7,681

Total liabilities	$—	$14,829	$1,177	$(7,854)	$8,152

	As of December 31, 2010 (3)
	Level 1	Level 2	Level 3	Netting (2)	Total
	(in millions)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$9,842	$—	$—	$9,842
Obligations of U.S. states and their political subdivisions	—	1,777	—	—	1,777
Foreign government bonds	—	2,161	27	—	2,188
Corporate securities	5	73,507	991	—	74,503
Asset-backed securities	—	8,467	1,507	—	9,974
Commercial mortgage-backed securities	—	11,113	—	—	11,113
Residential mortgage-backed securities	—	7,138	23	—	7,161

Subtotal	5	114,005	2,548	—	116,558
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	178	—	—	178
Obligations of U.S. states and their political subdivisions	—	182	—	—	182
Foreign government bonds	—	101	—	—	101
Corporate securities	—	9,924	82	—	10,006
Asset-backed securities	—	804	226	—	1,030
Commercial mortgage-backed securities	—	2,402	5	—	2,407
Residential mortgage-backed securities	—	1,345	18	—	1,363
Equity securities	2	67	4	—	73
All other activity	606	91	—	—	697

Subtotal	608	15,094	335	—	16,037
Other trading account assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	84	—	—	84
Obligations of U.S. states and their political subdivisions	118	—	—	—	118
Corporate securities	—	164	—	—	164
Asset-backed securities	—	164	11	—	175
Commercial mortgage-backed securities	—	52	—	—	52
Equity Securities	222	—	4	—	226
All other activity	17	10,116	129	(5,904)	4,358

Subtotal	357	10,580	144	(5,904)	5,177

Equity securities, available for sale	3,440	1,923	69	—	5,432
Commercial mortgage and other loans	—	—	(6)	—	(6)
Other long-term investments	3	10	251	—	264
Short-term investments	2,586	505	—	—	3,091
Cash equivalents	478	1,667	—	—	2,145
Other assets	2,781	—	—	—	2,781
Due from parent and affiliates	—	528	1,919	—	2,447

Subtotal excluding separate account assets	10,258	144,312	5,260	(5,904)	153,926
Separate account assets (1)	41,092	102,341	15,771	—	159,204

Total assets	$51,350	$246,653	$21,031	$(5,904)	$313,130

Future policy benefits	—	—	(348)	—	(348)
Other liabilities	3	6,582	3	(5,712)	876
Due to parent and affiliates	—	2,882	126	—	3,008

Total liabilities	$3	$9,464	$(219)	$(5,712)	$3,536

(1)	“Netting” amounts represent cash collateral and the impact of offsetting unaffiliated asset and liability positions held with the same counterparty. External derivative transactions are classified as receivables or payables within the table on an individual trade basis. Affiliated derivative transactions within each fair value hierarchy level are classified net as receivables or payables based on their net counterparty exposure.
(2)	Primarily represents derivative assets
(3)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(4)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding separate account assets is excluded as the risk associated with these assets is primarily borne by the Company’s customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonableness, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally-developed valuation. As of December 31, 2011 and 2010, over-rides on a net basis were not material. Internally-developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets (including trading account assets supporting insurance liabilities) consist primarily of public corporate bonds, treasuries, equity securities and derivatives whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities” and “Derivative Instruments.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on non-binding broker quotes as the directly observable market inputs become unavailable, the fair values of perpetual preferred stock are classified as Level 3.

Other Long-Term Investments – Other long-term investments, other than derivatives, consist of fund investments where the fair value option has been elected. The fair value of these fund investments is primarily determined by the fund managers. Since the valuations may be based on unobservable market inputs and cannot be validated by the Company, these investments have been included within Level 3 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include treasury futures, eurodollar futures, commodity futures, eurodollar options and commodity options. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, commodity swaps, commodity forward contracts, single name credit default swaps, loan commitments held for sale and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer a credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. However, the non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contract inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Derivatives classified as Level 3 include first-to-default credit basket swaps, look-back equity options and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs (e.g., individual credit default spreads, interest rates and recovery rates), and unobservable model-specific input values such as correlation between different credits within the same basket. Look-back equity options and other structured options and derivatives are valued using simulation models such as the Monte Carlo and other techniques. The input values for look-back equity options are derived from observable market indices (e.g., interest rates, dividend yields and equity indices), and unobservable model-specific input values including certain volatility parameters. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets and Other Liabilities – Other assets carried at fair value as of December 31, 2010 include U.S. Treasury bills held within the Company’s former global commodities business whose fair values are based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. As a result, they are reported in the Level 1 hierarchy. Other liabilities as of both December 31, 2011 and 2010, respectively, include derivative instruments for which fair values are determined as described above under “Derivative Instruments.”

Due to\from parent and affiliates - Due to\from parent and affiliates consist primarily of notes receivable, derivative activity and receivables associated with the reinsurance of guarantees on variable annuity contracts whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Derivative Instruments” and “Future Policy Benefits” below.

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market-perceived risk of its own non-performance (“NPR”) in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company’s insurance subsidiaries in the valuation of the liability or contra-liability appropriately takes into consideration its NPR. To reflect NPR, the Company incorporates an additional credit spread over LIBOR rates into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional credit spread over LIBOR rates is determined taking into consideration publicly available information relating to the financial strength of the Company’s insurance subsidiaries, as indicated by the credit spreads associated with funding agreements issued by these subsidiaries. The Company adjusts these credit spreads to remove any illiquidity risk premium, which is subject to a floor based on a percentage of the credit spread. The additional credit spread over LIBOR rates incorporated into the discount rate as of December 31, 2011 generally ranged from 150 to 250 basis points for the portion of the interest rate curve most relevant to these liabilities. This additional spread is applied at an individual contract level and only to those embedded derivatives in a liability position and not to those in a contra-liability position.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made for the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for that day. If an adjustment is made in the reporting period, these Separate Accounts are classified as Level 2.

When an adjustment is not made, they are classified as Level 1. This type of adjustment was not made at December 31, 2011 or at December 31, 2010. This adjustments was made at December 31, 2009, as a result, for the year ended December 31, 2010, $3.4 billion of transfers from Level 2 to Level 1 occurred for these Separate Account assets on a net basis.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2011, as well as the portion of gains or losses included in income for the year ended December 31, 2011 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Fixed Maturities Available- For-Sale - U.S. Government Authorities	Fixed Maturities Available- For-Sale - Foreign Government Bonds	Fixed Maturities Available- For-Sale - Corporate Securities	Fixed Maturities Available- For-Sale - Asset- Backed Securities	Fixed Maturities Available- For-Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available- For-Sale - Residential Mortgage- Backed Securities
	(in millions)
Fair Value, beginning of period	$—	$27	$991	$1,507	$—	$23
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(24)	20	—	—
Included in other comprehensive income (loss)	—	1	(56)	(9)	—	(1)
Net investment income	—	—	5	27	—	—
Purchases	66	1	526	1,418	5	1
Sales	—	(1)	(104)	(502)	—	(1)
Issuances	—	—	9	—	—	—
Settlements	—	—	(342)	(206)	—	(5)
Other(1)	—	—	(3)	1	—	(1)
Transfers into Level 3(2)	—	—	281	13	12	—
Transfers out of Level 3(2)	—	(3)	(480)	(612)	(5)	—

Fair Value, end of period	$66	$25	$803	$1,657	$12	$16

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(38)	$(1)	$—	$—
Included in other comprehensive income (loss)	$—	$2	$6	$(5)	$—	$(1)

	Year Ended December 31, 2011
	Trading Account Asset Supporting Insurance Liabilities- U.S. Government Authorities	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$—	$82	$226	$5	$18	$4
Total gains or (losses) (realized/unrealized):
Included in earnings:
Other income	—	6	—	—	—	(6)
Net investment income	—	—	3	—	—	—
Purchases	9	72	305	10	—	5
Sales	—	(12)	(23)	—	—	(44)
Issuances	—	1	—	—	—	—
Settlements	—	(39)	(97)	(3)	(1)	(15)
Other(1)	—	—	15	—	(15)	—
Transfers into Level 3(2)	—	43	—	19	—	67
Transfers out of Level 3(2)	—	(44)	(72)	(10)	—	—

Fair Value, end of period	$9	$109	357	21	2	11

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Other income	$—	$4	(1)	—	—	(8)

	Year Ended December 31, 2011
	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available- For-Sale
	(in millions)
Fair Value, beginning of period	$11	$4	$129	$69
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(14)	(15)
Other income	(2)	(22)	2	—
Included in other comprehensive income (loss)	—	—	—	20
Net investment income	—	—	—	—
Purchases	—	32	—	49
Sales	—	(33)	—	(47)
Issuances	—	—	—	—
Settlements	—	(15)	(35)	(8)
Other(1)	—	240	—	(240)
Transfers into Level 3(2)	—	—	5	240
Transfers out of Level 3(2)	(7)	—	—	(2)

Fair Value, end of period	$2	$206	$87	$66

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(14)	$(22)
Other income	$(2)	$(28)	$2	$—
Included in other comprehensive income (loss)	$—	$—	$—	$31

	Year Ended December 31, 2011
	Commercial Mortgage and Other Loans	Other Long- term Investments	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$(6)	$251	$1,919	$15,771
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	5	6	959	—
Other income	—	(5)	—	—
Interest credited to policyholders’ account balances	—	—	—	2,850
Included in other comprehensive income (loss)	—	—	(54)	—
Net investment income	—	—	46	20
Purchases	—	145	691	3,097
Sales	—	—	—	(1,454)
Issuances	—	—	—	3
Settlements	—	(26)	(501)	(1,156)
Other(1)	—	—	(365)	—
Transfers into Level 3(2)	—	—	42	864
Transfers out of Level 3(2)	—	—	—	(662)

Fair Value, end of period	$(1)	$371	$2,737	$19,333

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$5	$2	$999	$—
Other income	$—	$(5)	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$1,825
Included in other comprehensive income (loss)	$—	$—	$(54)	$—

	Year Ended December 31, 2011
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$348	$(3)	$(126)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,154)	(17)	36
Other income	—	—	(2)
Net investment income	—	—	—
Purchases	(284)	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	(1)	17	14
Transfers into Level 3(2)	—	—	(5)
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$(1,091)	$(3)	$(83)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(1,160)	$(17)	$36
Other income	$—	$—	$(2)

(1)	Other includes reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers – As a part of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy the Company may reassign level classification from time to time. As a result of such a review, in the first quarter of 2011, it was determined that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on non-binding broker quotes which could not always be verified against directly observable market information. Consequently, perpetual preferred stocks were transferred into Level 3 within the fair value hierarchy. This represents the majority of the transfers into Level 3 for Equity Securities Available-for-Sale, Trading Account Assets Supporting Insurance Liabilities – Equity Securities and Other Trading Account Assets – Equity Securities. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized. Transfers out of Level 3 were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2010, as well as the portion of gains or losses included in income for the year ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities Available-For- Sale - Foreign Government Bonds	Fixed Maturities Available-For- Sale - Corporate Securities	Fixed Maturities Available-For- Sale - Asset- Backed Securities	Fixed Maturities Available-For- Sale - Commercial Mortgage- Backed Securities	Fixed Maturities Available-For- Sale - Residential Mortgage- Backed Securities
	(in millions)
Fair Value, beginning of period	$42	$752	$6,085	$—	$83
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(28)	(47)	—	—
Included in other comprehensive income (loss)	—	94	109	1	—
Net investment income	—	8	(19)	—	1
Purchases, sales, issuances and settlements	—	(183)	339	19	(6)
Other(1)	—	10	—	48	(48)
Transfers into Level 3(2)	—	455	129	8	2
Transfers out of Level 3(2)	(15)	(117)	(5,089)	(76)	(9)

Fair Value, end of period	$27	$991	$1,507	$—	$23

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$(30)	$(66)	$—	$—
Included in other comprehensive income (loss)	$—	$101	$98	$1	$—

	Year Ended December 31, 2010
	Trading Account Asset Supporting Insurance Liabilities- Corporate Securities	Trading Account Asset Supporting Insurance Liabilities- Asset- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Asset Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$83	$281	$5	$20	$3
Total gains or (losses) (realized/unrealized):
Included in earnings:
Other income	(1)	1	3	1	2
Net investment income	1	1	—	—	—
Purchases, sales, issuances and settlements	(36)	185	(2)	(3)	(1)
Transfers into Level 3(2)	72	9	31	—	—
Transfers out of Level 3(2)	(37)	(251)	(32)	—	—

Fair Value, end of period	$82	$226	$5	$18	$4

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Other income	$(3)	$1	$5	$1	$2

	Year Ended December 31, 2010
	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available-For- Sale
	(in millions)
Fair Value, beginning of period	$42	$2	$290	$124
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	(66)	51
Other income	3	2	3	—
Included in other comprehensive income (loss)	—	—	—	(39)
Net investment income	—	—	—	—
Purchases, sales, issuances and settlements	(49)	—	(98)	(69)
Transfers into Level 3(2)	15	—	—	3
Transfers out of Level 3(2)	—	—	—	(1)

Fair Value, end of period	$11	$4	$129	$69

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(65)	$(2)
Other income	$2	$1	$3	$—
Included in other comprehensive income (loss)	$—	$—	$—	$5

	Year Ended December 31, 2010
	Commercial Mortgage and Other Loans	Other Long-term Investments	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$(10)	$—	$3,372	$13,047
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	4	(9)	(477)	—
Other income	—	18	—	—
Interest credited to policyholders’ account balances	—	—	—	2,125
Included in other comprehensive income (loss)	—	—	37	—
Net investment income	—	—	45	—
Purchases, sales, issuances and settlements	—	242	(1,468)	839
Transfers into Level 3(2)	—	—	410	171
Transfers out of Level 3(2)	—	—	—	(411)

Fair Value, end of period	$(6)	$251	$1,919	$15,771

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$4	$(9)	$(476)	$—
Other income	$—	$18	$—	$—
Interest credited to policyholders’ account balances	$—	$—	$—	$1,077
Included in other comprehensive income (loss)	$—	$—	$48	$—

	Year Ended December 31, 2010
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$(58)	$(10)	$(288)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	520	4	68
Other income	—	—	(3)
Net investment income	—	—	—
Purchases, sales, issuances and settlements	(114)	3	97
Transfers into Level 3(2)	—	—	—
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$348	$(3)	$(126)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$474	$4	$68
Other income	$—	$—	$(3)

(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,880 million and $222 million, respectively, for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009
	Fixed Maturities Available-For- Sale - Foreign Government Bonds	Fixed Maturities Available-For- Sale - Corporate Securities	Fixed Maturities Available-For- Sale - Asset- Backed Securities	Fixed Maturities Available-For- Sale - Residential Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Foreign Government Bonds
	(in millions)
Fair Value, beginning of period	$27	$833	$855	$208	$—
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(96)	(661)	—	—
Included in other comprehensive income (loss)	5	112	2,257	(1)	—
Net investment income	—	11	57	1	—
Purchases, sales, issuances, settlements	123	(579)	(1,582)	18	12
Transfers into Level 3(2)	10	872	5,228	—	—
Transfers out of Level 3(2)	(123)	(401)	(69)	(143)	(12)

Fair Value, end of period	$42	$752	$6,085	$83	$—

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$(100)	$(658)	$—	$—
Included in other comprehensive income (loss)	$5	$103	$2,202	$(1)	$—

	Year Ended December 31, 2009
	Trading Account Assets Supporting Insurance Liabilities- Corporate Securities	Trading Account Assets Supporting Insurance Liabilities- Asset-Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Commercial Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Residential Mortgage- Backed Securities	Trading Account Assets Supporting Insurance Liabilities- Equity Securities
	(in millions)
Fair Value, beginning of period	$75	$35	$6	$28	$1
Total gains (losses) (realized/unrealized):
Included in earnings:
Other income	20	59	(1)	3	2
Net investment income	2	—	—	—	—
Purchases, sales, issuances, settlements	(72)	(66)	—	(4)	—
Transfers into Level 3(2)	229	266	—	—	—
Transfers out of Level 3(2)	(171)	(13)	—	(7)	—

Fair Value, end of period	$83	$281	$5	$20	$3

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Other income	$16	$47	$(1)	$3	$2

	Year Ended December 31, 2009
	Other Trading Account Assets- Corporate Securities	Other Trading Account Assets- Asset- Backed Securities	Other Trading Account Assets- Equity Securities	Other Trading Account Assets- All Other Activity	Equity Securities, Available-For- Sale
	(in millions)
Fair Value, beginning of period	$38	$—	$7	$1,306	$73
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	(320)	(10)
Other income	—	3	3	24	—
Included in other comprehensive income (loss)	—	—	—	—	51
Net investment income	—	—	—	—	—
Purchases, sales, issuances, settlements	(2)	3	(7)	(720)	13
Other(1)	(36)	36	—	—	—
Transfers into Level 3(2)	—	—	—	—	12
Transfers out of Level 3(2)	—	—	(1)	—	(15)

Fair Value, end of period	$—	$42	$2	$290	$124

	00000000	00000000	00000000	00000000	00000000
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$(320)	$(21)
Other income	$2	$1	$3	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—	$51

	Year Ended December 31, 2009
	Commercial Mortgage and Other Loans	Due from parent and affiliates	Separate Account Assets(4)
	(in millions)
Fair Value, beginning of period	$—	$833	$19,780
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(10)	(872)	—
Interest credited to policyholders’ account balances	—	—	(7,365)
Included in other comprehensive income (loss)	—	58	—
Net investment income	—	—	—
Purchases, sales, issuances, settlements	—	1,669	420
Transfers into Level 3(2)	—	1,684	559
Transfers out of Level 3(2)	—	—	(347)

Fair Value, end of period	$(10)	$3,372	$13,047

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$(10)	$(846)	$—
Interest credited to policyholders’ account balances	$—	$—	$(7,579)

	Year Ended December 31, 2009
	Future Policy Benefits	Other Liabilities	Due to parent and affiliates
	(in millions)
Fair Value, beginning of period	$(1,172)	$(139)	$(1,260)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,159	82	272
Other income	—	—	9
Net investment income	—	—	—
Purchases, sales, issuances, settlements	(45)	49	691
Transfers into Level 3(2)	—	(2)	—
Transfers out of Level 3(2)	—	—	—

Fair Value, end of period	$(58)	$(10)	$(288)

Unrealized gains (losses) for the period relating to those Level 3 assets and liabilities that were still held at the end of the period(3):
Included in earnings:
Realized investment gains (losses), net	$1,079	$82	$272

(1)	Other represents reclassification of certain assets between reporting changes.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position. Includes reclassifications to conform to current period presentation.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities include $4,583 million and $188 million, respectively, resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages was an inactive market. Other transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) or models with observable inputs were utilized. Transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives which are recorded with the associated host contract. These derivative assets and liabilities are included in “Other trading account assets,” “Other long-term investments” or “Other liabilities” in the tables presented above.

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)		Total
	(in millions)
Derivative assets:
Interest Rate	$10	$16,520	$8	$		$16,538
Currency	—	684	—			684
Credit	—	64	1			65
Currency/Interest Rate	—	562	—			562
Equity	—	543	83			626
Netting (1)					(13,659)	(13,659)

Total derivative assets	$10	$18,373	$92		$(13,659)	$4,816

Derivative liabilities:
Interest Rate	$9	$15,205	$6	$		$15,220
Currency	—	667	—			667
Credit	—	88	—			88
Currency/Interest Rate	—	826	—			826
Equity	—	492	83			575
Netting (1)					(10,309)	(10,309)

Total derivative liabilities	$9	$17,278	$89		$(10,309)	$7,067

	As of December 31, 2010
	Level 1	Level 2	Level 3	Netting (1)		Total
	(in millions)
Derivative assets:
Interest Rate	$17	$6,536	$3	$		$6,556
Currency	7	1,743	—			1,750
Credit	—	107	—			107
Currency/Interest Rate	—	2,284	—			2,284
Equity	—	549	126			675
Commodity	144	235	—			379
Netting (1)					(7,416)	(7,416)

Total derivative assets	$168	$11,454	$129		$(7,416)	$4,335

Derivative liabilities:
Interest Rate	$18	$6,206	$12	$		$6,236
Currency	—	1,678	—			1,678
Credit	—	108	—			108
Currency/Interest Rate	—	2,402	—			2,402
Equity	—	513	126			639
Commodity	—	314	—			314
Netting (1)					(7,325)	(7,325)

Total derivative liabilities	$18	$11,221	$138		$(7,325)	$4,052

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the years ended December 31, 2011 and 2010, as well as the portion of gains or losses included in income for the years ended December 31, 2011 and 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2011.

	Year Ended December 31, 2011
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$126	$(126)	$—	$—	$3	$(12)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(29)	29	1	—	5	6
Asset management fees and other income	—	—	—	—	—	—
Settlements	(14)	14	—	—	—	—
Transfers into Level 3(1)	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—

Fair Value, end of period	$83	$(83)	$1	$—	$8	$(6)

	00000000	00000000	00000000	00000000	00000000	00000000
Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(29)	$29	$1	$(1)	$5	$6
Asset management fees and other income	$—	$—	$—	$—	$—	$—

	Year Ended December 31, 2010
	Derivative Assets - Equity	Derivative Liability - Equity	Derivative Asset - Credit	Derivative Liabilities - Credit	Derivative Asset - Interest Rate	Derivative Liabilities - Interest Rate
	(in millions)
Fair Value, beginning of period	$297	$(297)	$5	$(5)	$—	$(4)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(110)	110	(5)	5	3	(12)
Asset management fees and other income	—	—	—	—	—	4
Purchases, sales, issuances and settlements	(61)	61	—	—	—	—
Foreign currency translation	—		—	—	—	—
Other(1)	—		—	—	—	—
Transfers into Level 3(1)	—		—	—	—	—
Transfers out of Level 3(1)	—		—	—	—	—

Fair Value, end of period	$126	$(126)	$—	$—	$3	$(12)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(104)	$104	$(5)	$5	$3	$(12)
Asset management fees and other income	$(6)	$6	$—	$—	$—	$—

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value adjustments resulted in $5 million of gains being recorded for the year ended December 31, 2011 on certain commercial mortgage loans. The carrying value of these loans as of December 31, 2011 was $49 million. Losses on similar commercial mortgage loans of $5 million and $109 million were recorded for the years ended December 31, 2010 and 2009. These adjustments were based on either discounted cash flows utilizing market rates or the fair value of the underlying real estate collateral and were classified as Level 3 in the hierarchy.

Impairments of $7 million, $6 million and $51 million were recorded for the years ended December 31, 2011, 2010 and 2009, respectively, on certain cost method investments. The carrying value as of December 31, 2011 of these investments was $37 million. In addition, for certain equity method investments no impairments were recorded for the year ended December 31, 2011 and impairments of $2 million and $11 million were recorded for the years ended December 31, 2010 and 2009, respectively. These fair value adjustments were based on inputs classified as Level 3 in the valuation hierarchy. The inputs utilized were primarily discounted estimated future cash flows and, where appropriate, valuations provided by the general partners taken into consideration with deal and management fee expenses.

Fair Value Option - The following table presents information regarding changes in fair values recorded in earnings for other long-term investments where the fair value option has been elected.

	2011	2010	2009
	(in millions)
Assets:
Other long-term investments:
Changes in fair value	(5)	18	—

Changes in fair value are reflected in “Other income.” The fair value of other long-term investments was $366 million and $258 million as of December 31, 2011 and 2010, respectively.

Fair Value of Financial Instruments

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets supporting insurance liabilities, other trading account assets, equity securities, securities purchased under agreements to resell, certain long-term investments, short-term investments, cash and cash equivalents, accrued investment income, certain amounts due to and from parent and affiliates, separate account assets, investment contracts included in separate account liabilities, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 21 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2011		December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Assets:
Commercial mortgage and other loans	$28,787	$30,973	$26,647	$27,773
Policy loans	8,077	10,987	8,036	9,831
Other affiliated notes receivable	2,880	2,985	971	993
Liabilities:
Policyholders’ account balances - investment contracts	$60,882	$62,748	$59,179	$60,451
Short-term and long-term debt	11,356	11,727	9,942	10,328

The fair values presented above for those financial instruments where the carrying amounts and fair values differ have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of commercial mortgage loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or Foreign Government Bond rate (for non-U.S. dollar-denominated loans) adjusted for appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spread and a significant component of the pricing input, are based upon an internally-developed methodology. The internally derived credit spreads take into account public corporate bond spreads of similar quality and maturity, public commercial mortgage-backed securities spreads, third-party mortgage loan survey spreads and other relevant market information such as pricing indications from market participants on new originations, and where applicable adjustments for property types and locations.

The fair value of certain commercial mortgage loans, for which a discounted cash flow model is not appropriate, is based on internally-developed values that incorporate various factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates, and credit risk.

The fair value of the other loans, which include collateralized and uncollateralized loans, is primarily based upon the present value of the expected future cash flows discounted at the appropriate US. Treasury or Foreign Government Bond rate (for non-U.S. dollar-denominated loans) or other observable inputs, such as local market swap rates and credit default swap spreads, adjusted for an appropriate credit spread and liquidity premium. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon, and the weighted average life of the loans.

Policy Loans

The fair value of U.S. insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- bank- and trust-owned life insurance contracts and group universal life contracts, the fair value of the policy loans is the amount due, excluding interest, as of the reporting date.

Other Affiliated Notes Receivable

The fair value of affiliated notes receivable is determined using a discounted cash flow model, which utilizes a discount rate based upon market indications from broker-dealers, as well as internal assumptions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements, where appropriate. Affiliated notes receivable are reflected within “Due from parent and affiliates.”

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflects the Company’s own non-performance risk. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products the fair value is the market value of the assets supporting the liabilities.

Short-term and Long-term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

20.	RELATED PARTY

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include PRUCO, LLC, Prudential Asset Management Holding Company, LLC, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Prudential Annuities Holding Company, Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $585 million, $519 million and $499 million for the years ended December 31, 2011, 2010 and 2009, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” was $1 million for each of the years ended December 31, 2011, 2010 and 2009, related primarily to royalties and compensation for the sale of affiliates’ products through the Company’s distribution network.

“Due from parent and affiliates” includes $154 million at December 31, 2011 and 2010, due primarily to these agreements.

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $281 million, $262 million and $248 million as contra-revenue in “Net investment income” and $117 million, $110 million and $155 million in “General and administrative expenses” for the years ended December 31, 2011, 2010 and 2009, respectively. “Due to parent and affiliates” includes $42 million and $29 million at December 31, 2011 and 2010, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

	Maturity Dates	Rate	2011	2010
			(in millions)
U.S. Dollar floating rate notes(1)	2011 - 2026	0.50% - 2.54%	$139	$264
U.S. Dollar fixed rate notes(2)	2012 - 2041	1.00% - 11.03%	3,386	1,794
Japanese Yen fixed rate notes	2014 - 2019	1.73% - 3.40%	292	290

Total long-term notes receivable - affiliated(3)			3,817	2,348
Short-term notes receivable - affiliated(4)			914	1,077

Total notes receivable - affiliated			$4,731	$3,425

(1)	Includes current portion of the long-term notes receivable of $5 million at December 31, 2010.
(2)	Includes current portion of the long-term notes receivable of $436 million at December 31, 2011.
(3)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
(4)	Short-term notes receivable have variable rates, which averaged 1.57% at December 31, 2011 and 1.36% at December 31, 2010. Short-term notes receivable are payable on demand.

The affiliated notes receivable included above that are classified as loans, and carried at unpaid principal balance, net of any allowance for losses. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Financial for loans due from affiliates.

Accrued interest receivable related to these loans was $44 million and $21 million at December 31, 2011 and 2010, respectively, and is included in “Due from parent and affiliates.” Revenues related to these loans were $147 million, $258 million and $207 million for the years ended December 31, 2011, 2010, and 2009, respectively and are included in “Other income.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $205 million and $181 million, associated with these transactions at December 31, 2011 and 2010, respectively. Revenues related to this lending activity were $0 million, $1 million and $0 million for the years ended December 31, 2011, 2010, and 2009, respectively, and are included in “Net investment income.”

Sales and Dividends of Fixed Maturities and Commercial Mortgage Loans between Related Parties

In March 2011, the Company purchased commercial mortgage loans from an affiliate for a total of $9 million, the fair value on the date of the transfer plus accrued interest. The company recorded the assets at the affiliate’s carrying amount. Commercial mortgage loans are categorized in the Company’s consolidated statement of financial position as commercial mortgage and other loans.

In May 2011, the Company sold commercial mortgage loans to an affiliate for a total of $80 million, the fair value on the date of the transfer plus accrued interest. The Company recognized a gain on the sale of $4 million.

In May 2011, the Company paid a dividend of $139 million to its parent company. The dividend consisted of $38 million of cash and $97 million of fixed maturity investments, the book value on the date of transfer plus accrued interest. $6 million of the fixed maturities were classified as trading account assets. The parent recorded the investments at the historic amortized cost of the Company. Fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference amortized cost and fair value reflected in accumulated other comprehensive income. Trading accounts assets are carried at fair value in the Company’s consolidated statement of financial position.

In May 2011, the Company sold fixed maturity investments to an affiliate for a total of $137 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the fair value of the investments at the date of sale. The difference of $14 million between the historic amortized cost and the fair value, net of taxes, was recorded by the Company as a gain on the investments.

In December 2011, the Company sold fixed maturity investments to an affiliate for a total of $135 million, the fair value on the date of transfer plus accrued interest. The affiliate recorded the investments at the historic amortized cost of the Company.

During 2010, the Company purchased fixed maturity investments, classified as available for sale, from affiliates for a total of $1,136 million, the fair value on the date of the transfer plus accrued interest. The difference of $96 million between the amortized cost and the fair value of the securities was recorded by the Company as a reduction to additional paid-in capital.

In March 2010, the Company purchased fixed maturities classified as trading account assets from an affiliate for a total of $175 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the assets at fair at the time of the purchase. Trading account assets are carried at fair value in the Company’s consolidated statement of financial position.

In June 2010, the Company purchased fixed maturity investments from its separate account for a total of $118 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at fair value at the time of the purchase.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $1,934 million and $2,217 million at December 31, 2011 and 2010, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $6,121 million and $3,006 million at December 31, 2011 and 2010, respectively.

Retail Medium Term Notes Program

The Company has sold funding agreements (“agreements”) to Prudential Financial as part of a retail note issuance program to financial wholesalers. As discussed in Note 10, “Policyholders’ account balances” include $529 million and $1,005 million related to these agreements at December 31, 2011 and 2010, respectively. In addition, “Deferred policy acquisition costs” includes affiliated amounts of $4 million and $11 million related to these agreements at December 31, 2011 and 2010, respectively. The affiliated interest credited on these agreements is included in “Interest credited to policyholders’ account balances” and was $34 million, $70 million and $121 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. “Other long term investments” includes $89 million and $93 million at December 31, 2011 and 2010, respectively. “Net investment income” includes gains of $4 million, $18 million and $22 million for the years ended December 31, 2011, 2010 and 2009, respectively, related to these ventures.

Reinsurance

As discussed in Notes 11 and 13, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 14, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

21.	DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies used in a non- dealer or broker capacity

Interest Rate Contracts

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-U.S. businesses, primarily its international insurance and investments operations. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or a basket of names in a first to default structure, and in return receives a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

TBA’s. The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives. The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the above products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. In addition, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Synthetic Guarantees. The Company sells fee-based synthetic guaranteed investment contracts which include investment-only, stable value contracts, to qualified pension plans. The assets are owned by the trustees of such plans, who invest the assets under the terms of investment guidelines agreed to with the Company. The contracts contain a guarantee of a minimum rate of return on participant balances supported by the underlying assets, and a guarantee of liquidity to meet certain participant-initiated plan cash flow requirements. These contracts are accounted for as derivatives, recorded at fair value and classified as interest rate derivatives.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact results in total derivative assets of $4,816 million and $4,335 million as of December 31, 2011 and December 31, 2010, respectively, and total derivative liabilities of $7,067 million and $4,052 million as of December 31, 2011 and December 31, 2010, respectively, reflected in the Consolidated Statement of Financial Position.

	December 31, 2011			December 31, 2010
Primary Underlying/ Instrument Type	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in millions)
Qualifying Hedges:
Interest Rate
Interest Rate Swaps	$4,343	$54	$(395)	$5,560	$93	$(359)
Currency/Interest Rate
Foreign Currency Swaps	3,520	154	(156)	2,245	37	(211)

Total Qualifying Hedges	$7,863	$208	$(551)	$7,805	$130	$(570)

Non-Qualifying Hedges:
Interest Rate
Interest Rate Swaps	$48,530	$3,816	$(2,491)	$47,455	$2,192	$(1,477)
Interest Rate Futures	6,191	10	(9)	6,834	17	(18)
Interest Rate Options	377	13	—	386	15	—
Interest Rate Forwards	2,139	6	—	159	—	—
Synthetic GIC’s	46,844	4	—	24,019	2	(1)
Foreign Currency
Foreign Currency Forwards	2,768	32	(11)	2,998	13	(40)
Currency/Interest Rate
Foreign Currency Swaps	2,589	220	(93)	2,262	190	(146)
Credit
Credit Default Swaps	1,454	23	(45)	1,149	72	(72)
Equity
Equity Options	8,283	115	(48)	2,940	50	(5)
Total Return Swaps	372	—	(14)	176	—	(10)

Total Non-Qualifying Hedges	$119,547	$4,239	$(2,711)	$88,378	$2,551	$(1,769)

Total Derivatives (1)	$127,410	$4,447	$(3,262)	$96,183	$2,681	$(2,339)

(1)	Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $1,343 million as of December 31, 2011 and a net liability of $601 million as of December 31, 2010, included in “Future policy benefits” and “Fixed maturities, available-for-sale.”

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2011
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholder Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$(116)	$(114)	$—	$—	$56	$—
Currency	—	—	—	—	—	—

Total fair value hedges	(116)	(114)	—	—	56	—

Cash flow hedges
Interest Rate	—	—	—	—	(1)	—
Currency/Interest Rate	—	(7)	3	—	—	176

Total cash flow hedges	—	(7)	3	—	(1)	176

Net investment hedges
Currency(2)	—	—	2	—	—	(14)
Currency/Interest Rate	—	—	—	—	—	—

Total net investment hedges	—	—	2	—	—	(14)

Non- qualifying hedges
Interest Rate	775	—	—	—	—	—
Currency	15	—	—	—	—	—
Currency/Interest Rate	39	—	—	—	—	—
Credit	—	—	—	—	—	—
Equity	(6)	—	—	—	—	—
Embedded Derivatives	(1,177)	—	—	—	—	—

Total non-qualifying hedges	(354)	—	—	—	—	—

Total	$(470)	$(121)	$5	$—	$55	$162

	Year Ended December 31, 2010
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholder Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$(114)	$(147)	$—	$—	$68	$—
Currency	—	—	—	—	—	—

Total fair value hedges	(114)	(147)	—	—	68	—

Cash flow hedges
Interest Rate	—	—	—	—	(3)	(3)
Currency/Interest Rate	—	(2)	4	—	—	71

Total cash flow hedges	—	(2)	4	—	(3)	68

Net investment hedges
Currency(2)	—	—	—	—	—	—
Currency/Interest Rate	—	—	—	—	—	—

Total net investment hedges	—	—	—	—	—	—

Non- qualifying hedges
Interest Rate	807	—	—	—	—	—
Currency	51	—	—	—	—	—
Currency/Interest Rate	98	—	—	—	—	—
Credit	(86)	—	—	—	—	—
Equity	(17)	—	—	—	—	—
Embedded Derivatives	585	—	—	—	—	—

Total non-qualifying hedges	1,438	—	—	—	—	—

Total	$1,324	$(149)	$4	$—	$65	$68

	Year Ended December 31, 2009
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Interest Credited To Policyholder Account Balances	Accumulated Other Comprehensive Income(1)
	(in millions)
Qualifying Hedges
Fair value hedges
Interest Rate	$340	$(157)	$—	$—	$70	$—
Currency	—	—	—	—	—	—

Total fair value hedges	340	(157)	—	—	70	—

Cash flow hedges
Interest Rate	—	—	—	—	(7)	29
Currency/Interest Rate	—	(2)	(4)	—	—	(156)

Total cash flow hedges	—	(2)	(4)	—	(7)	(127)

Net investment hedges
Currency(2)	—	—	—	—	—	(5)
Currency/Interest Rate	—	—	—	—	—	—

Total net investment hedges	—	—	—	—	—	(5)

Non- qualifying hedges
Interest Rate	(508)	—	—	—	—	—
Currency	(36)	—	—	—	—	—
Currency/Interest Rate	(162)	—	—	—	—	—
Credit	—	—	—	—	—	—
Equity	(239)	—	—	—	—	—
Embedded Derivatives	1,280	—	—	—	—	—

Total non-qualifying hedges	335	—	—	—	—	—

Total	$675	$(159)	$(4)	$—	$63	$(132)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”
(2)	Relates to the sale of equity method investments.

For the years ended December 31, 2011, 2010 and 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging. In addition, there were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2008	$(115)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2009	(151)
Amount reclassified into current period earnings	24

Balance, December 31, 2009	(242)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010	62
Amount reclassified into current period earnings	6

Balance, December 31, 2010	(174)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011	157
Amount reclassified into current period earnings	19

Balance, December 31, 2011	$2

Using December 31, 2011 values, it is anticipated that a pre-tax gain of approximately $5 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the subsequent twelve months ending December 31, 2012, offset by amounts pertaining to the hedged items. As of December 31, 2011, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 19 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were $109 million in 2011, $123 million in 2010, and $122 million in 2009.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. These credit derivatives generally have maturities of less than 10 years. The table excludes a credit derivative related to surplus notes issued by a subsidiary of Prudential Insurance and embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of December 31, 2011 and 2010.

	December 31, 2011		December 31, 2010
	Single Name		Single Name
NAIC Designation	Notional	Fair Value	Notional	Fair Value
(in millions)
1	$431	$1	$5	$—
2	—	—	—	—

Subtotal	431	1	5	—
3	—	—	—	—
4	—	—	—	—
5	—	—	—	—
6	—	—	—	—

Subtotal	—	—	—	—

Total	$431	$1	$5	$—

The following table sets forth the composition of the Company’s credit derivatives where the Company has written credit protection by industry category as of the dates indicated.

	December 31, 2011		December 31, 2010
Industry	Notional	Fair Value	Notional	Fair Value
(in millions)
Corporate Securities:
Manufacturing	$—	$—	$—	$—
Utilities	—	—	—	—
Finance	426	1	—	—
Services	5	—	5	—
Energy	—	—	—	—
Transportation	—	—	—	—
Retail and Wholesale	—	—	—	—
Food/Beverage	—	—	—	—
Aerospace/Defense	—	—	—	—
Chemical	—	—	—	—
Other	—	—	—	—

Total Credit Derivatives	$431	$1	$5	$—

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium-term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income (Loss)” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these investments was $657 million and $746 million at December 31, 2011 and 2010, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2011 and 2010, the Company had $1.023 billion and $1.144 billion of outstanding notional amounts, respectively, reported at fair value as a liability of $23 million and a liability of less than $1 million, respectively.

Types of Derivative Instruments and Derivative Strategies used in a dealer or broker capacity

Futures, forwards and options contracts, and swap agreements, were also used in a derivative dealer or broker capacity in the Company’s commodities operations, prior to the sale of this business to Jeffries on July 1, 2011, to facilitate transactions of clients, hedge proprietary trading activities and as a means of risk management. These derivatives allowed the Company to structure transactions to manage its exposure to commodities and securities prices, foreign exchange rates and interest rates. Risk exposures were managed through diversification, by controlling position sizes and by entering into offsetting positions.

The fair value of the Company’s derivative contracts used in a derivative dealer or broker capacity were reported on a net-by-counterparty basis in the Company’s Consolidated Statements of Financial Position when management believes a legal right of setoff exists under an enforceable netting agreement.

Realized and unrealized gains and losses from marking-to-market the derivatives used in proprietary positions were recognized on a trade date basis and reported in “Income from discontinued operations, net of taxes. The pre-tax amounts reported in “Income (loss) from discontinued operations, net of taxes” for these derivatives were a gain of $63 million for 2011, a gain of $97 million for 2010.

Credit Risk-Affiliate

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. The Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

The credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date. To reduce credit exposures, the Company seeks to (i) enter into OTC derivative transactions pursuant to master agreements that provide for a netting of payments and receipts with a single counterparty (ii) enter into agreements that allow the use of credit support annexes (CSAs), which are bilateral rating-sensitive agreements that require collateral postings at established threshold levels. Likewise, the Company effects exchange-traded futures and options transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Certain of the Company’s derivative agreements with some of its counterparties contain credit-risk related triggers. If the Company’s credit rating were to fall below a certain level, the counterparties to the derivative instruments could request termination at the then fair value of the derivative or demand immediate full collateralization on derivative instruments in net liability positions. If a downgrade occurred and the derivative positions were terminated, the Company anticipates it would be able to replace the derivative positions with other counterparties in the normal course of business. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position were $7,055 million as of December 31, 2011. In the normal course of business the Company has posted collateral related to these instruments of $1,254 million as of December 31,, 2011. If the credit-risk-related contingent features underlying these agreements had been triggered on December 31, 2011, the Company estimates that it would be required to post a maximum of $5,801 million of additional collateral to its counterparties.

22.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2011, 2010 and 2009 was $63 million, $63 million and $67 million, respectively.

The following table presents, at December 31, 2011, the Company’s future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

Occasionally, for business reasons, the Company may exit certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue, at the time it ceases to use the property being leased, the future rental expense net of any expected sub-lease income, and to release this reserve over the remaining commitment period. Of the amount listed above in total non-cancelable operating leases and the amount listed above in total sub-lease income, $9 million and $10 million, respectively, has been accrued at December 31, 2011.

	Operating Leases	Sub-lease Income
2012	79	(5)
2013	72	(4)
2014	66	(4)
2015	38	—
2016	25	—
2017	71	—

Total	$351	$(13)

Commercial Mortgage Loan Commitments

As of December 31, 2011
(in millions)
Total outstanding mortgage loan commitments	$867

In connection with the Company’s origination of commercial mortgage loans, it had outstanding commercial mortgage loan commitments with borrowers.

Commitments to Purchase Investments (excluding Commercial Mortgage Loans)

As of December 31, 2011
(in millions)
Expected to be funded from the general account and other operations outside the separate accounts (1)	$3,798
Expected to be funded from separate accounts	$1,159
Portion of separate account commitments with recourse to Prudential Insurance	$397

(1)	Includes a remaining commitment of $385 million related to the Company’s agreement to co-invest with the Fosun Group (Fosun) in a private equity fund, managed by Fosun, for the Chinese marketplace.

The Company has other commitments to purchase or fund investments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. Some of the separate account commitments have recourse to Prudential Insurance if the separate accounts are unable to fund the amounts when due.

Guarantees of Investee Debt

As of December 31, 2011
(in millions)
Total guarantees of debt issued by entities in which the separate accounts have invested	$2,433
Amount of above guarantee that is limited to separate account assets	$2,364
Accrued liability associated with guarantee	$—

A number of guarantees provided by the Company relate to real estate investments held in its separate accounts, in which entities that the separate account has invested in have borrowed funds, and the Company has guaranteed their obligations. The Company provides these guarantees to assist these entities in obtaining financing. The Company’s maximum potential exposure under these guarantees is mostly limited to the assets of the separate account. The exposure that is not limited to the separate account assets relates to guarantees limited to fraud, criminal activity or other bad acts. These guarantees generally expire at various times over the next fourteen years. At December 31, 2011, the Company’s assessment is that it is unlikely payments will be required. Any payments that may become required under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the underlying collateral, or would provide rights to obtain the underlying collateral.

Credit Derivatives Written

As discussed further in Note 21, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Guarantees of Asset Values

	As of December 31, 2011
	(in millions)
Guaranteed value of third parties assets	$	46,792
Fair value of collateral supporting these assets	$	48,824
Asset associated with guarantee, carried at fair value	$	5

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Company’s balance sheet.

Other Guarantees

	As of December 31, 2011
	(in millions)
Other guarantees where amount can be determined	$	321
Accrued liability for other guarantees and indemnifications	$	6

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Included above are $300 million of yield maintenance guarantees related to certain investments the Company sold. The Company does not expect to have to make any payments on these guarantees and is not carrying any liabilities associated with these guarantees.

Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. The accrued liabilities identified above do not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Individual Life and Group Insurance

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Insurance (“NYDOI”) has requested that 172 life insurers (including the Company) provide data to the NYDOI regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The

Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

From July 2010 to December 2010, four purported nationwide class actions were filed challenging the use of retained asset accounts to settle death benefit claims of beneficiaries of a group life insurance contract owned by the United States Department of Veterans Affairs (“VA Contract”) that covers the lives of members and veterans of the U.S. armed forces. In 2011, the cases were consolidated in the United States District Court for the District of Massachusetts by the Judicial Panel for Multi-District Litigation as In re Prudential Insurance Company of America SGLI/VGLI Contract Litigation. The consolidated complaint alleges that the use of the retained assets accounts that earn interest and are available to be withdrawn by the beneficiary, in whole or in part, at any time, to settle death benefit claims is in violation of federal law, and asserts claims of breach of contract, breaches of fiduciary duty and the duty of good faith and fair dealing, fraud and unjust enrichment and seeks compensatory and punitive damages, disgorgement of profits, equitable relief and pre and post-judgment interest. In March 2011, the motion to dismiss was denied. In January 2012, plaintiffs filed a motion to certify the class.

In September 2010, Huffman v. The Prudential Insurance Company, a purported nationwide class action brought on behalf of beneficiaries of group life insurance contracts owned by ERISA-governed employee welfare benefit plans was filed in the United States District Court for the Eastern District of Pennsylvania, challenging the use of retained asset accounts in employee welfare benefit plans to settle death benefit claims as a violation of ERISA and seeking injunctive relief and disgorgement of profits. In July 2011, the Company’s motion for judgment on the pleadings was denied. In February 2012, plaintiffs filed a motion to certify the class.

In January 2011, a purported state-wide class action, Garcia v. The Prudential Insurance Company of America was dismissed by the Second Judicial District Court, Washoe County, Nevada. The complaint was brought on behalf of Nevada beneficiaries of individual life insurance policies for which, unless the beneficiaries elected another settlement method, death benefits were placed in retained asset accounts. The complaint alleges that by failing to disclose material information about the accounts, the Company wrongfully delayed payment and improperly retained undisclosed profits, and seeks damages, injunctive relief, attorneys’ fees and pre and post-judgment interest. In February 2011, plaintiff appealed the dismissal to the Nevada Supreme Court. As previously reported, in December 2009, an earlier purported nationwide class action raising substantially similar allegations brought by the same plaintiff in the United States District Court for the District of New Jersey, Garcia v. Prudential Insurance Company of America, was dismissed. In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, substantially similar to the Garcia cases, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop the Company as a defendant and add Pruco Life Insurance Company as a defendant and is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiffs appealed the dismissal.

In July 2010, the Company, along with other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to the use of retained asset accounts. In August 2010, the Company received a similar request for information from the State of Connecticut Attorney General’s Office. The Company is cooperating with these investigations. The Company has also been contacted by state insurance regulators and other governmental entities, including the U.S. Department of Veterans Affairs and Congressional committees regarding retained asset accounts. These matters may result in additional investigations, information requests, claims, hearings, litigation, adverse publicity and potential changes to business practices.

In February 2011, a fifth amended complaint was filed in the United States District Court for the District of New Jersey in Clark v. Prudential Insurance Company. The complaint brought on behalf of a purported class of California, Indiana, Ohio and Texas residents who purchased individual health insurance policies alleges that Prudential Insurance failed to disclose that it had ceased selling this type of policy in 1981 and that, as a result, premiums would increase significantly. The complaint alleges claims of fraudulent misrepresentation and omission, breach of the duty of good faith and fair dealing, and California’s Unfair Competition Law and seeks compensatory and punitive damages. The matter was originally filed in 2008 and certain of the claims in the first four complaints were dismissed. In February 2012, plaintiffs filed a motion to certify the class.

In April 2009, Schultz v. The Prudential Insurance Company of America, a purported nationwide class action on behalf of participants claiming disability benefits under certain employee benefit plans insured by Prudential, was filed in the United States District Court for the Northern District of Illinois. As amended, the complaint alleges that Prudential Insurance and the defendant plans violated ERISA by characterizing family Social Security benefits as “loss of time” benefits that were offset against Prudential contract benefits. The complaint seeks a declaratory judgment that the offsets were improper, damages and other relief. The Company has agreed to indemnify the named defendant plans. In April 2011, Schultz was dismissed with prejudice, and plaintiffs appealed to the Seventh Circuit Court of Appeals. In March 2012, the court affirmed the dismissal. From November 2002 to March 2005, eleven separate complaints were filed against the Company and the law firm of Leeds Morelli & Brown in New Jersey state court and in the New Jersey Superior Court, Essex County as Lederman v. Prudential Financial, Inc., et al. The complaints allege that an alternative dispute resolution agreement entered into among Prudential Insurance, over 235 claimants who are current and former Prudential Insurance employees, and Leeds Morelli & Brown (the law firm representing the claimants) was illegal and that Prudential Insurance conspired with Leeds Morelli & Brown to commit fraud, malpractice, breach of contract, and violate racketeering laws by advancing legal fees to the law firm with the purpose of limiting Prudential’s liability to the claimants. In February 2010, the New Jersey Supreme Court assigned the cases for centralized case management to the Superior Court, Bergen County. The Company participated in a court-ordered mediation that resulted in a settlement involving 193 of the remaining 235 plaintiffs. The amounts paid to the 193 plaintiffs were within existing reserves for this matter. The remaining 42 plaintiffs continue to pursue their individual lawsuits, and have filed offers of judgment totaling approximately $90 million. In February 2012, the court granted summary judgment against two of the remaining plaintiffs.

Retirement Solutions and Investment Management

In October 2007, Prudential Retirement Insurance and Annuity Co. (“PRIAC”) filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court has not yet ruled on State Street’s counterclaims and has reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees.

Other Matters

In October 2006, a purported class action lawsuit, Bouder v. Prudential Financial, Inc. and Prudential Insurance Company of America, was filed in the United States District Court for the District of New Jersey, claiming that Prudential failed to pay overtime to insurance agents in violation of federal and Pennsylvania law, and that improper deductions were made from these agents’ wages in violation of state law. The complaint seeks back overtime pay and statutory damages, recovery of improper deductions, interest, and attorneys’ fees. In March 2008, the court conditionally certified a nationwide class on the federal overtime claim. Separately, in March 2008, a purported nationwide class action lawsuit was filed in the United States District Court for the Southern District of California, Wang v. Prudential Financial, Inc. and Prudential Insurance, claiming that the Company failed to pay its agents overtime and provide other benefits in violation of California and federal law and seeking compensatory and punitive damages in unspecified amounts. In September 2008, Wang was transferred to the United States District Court for the District of New Jersey and consolidated with the Bouder matter. Subsequent amendments to the complaint have resulted in additional allegations involving purported violations of an additional nine states’ overtime and wage payment laws. In February 2010, Prudential moved to decertify the federal overtime class that had been conditionally certified in March 2008 and moved for summary judgment on the federal overtime claims of the named plaintiffs. In July 2010, plaintiffs filed a motion for class certification of the state law claims. In August 2010, the district court granted Prudential’s motion for summary judgment, dismissing the federal overtime claims. The motion for class certification of the state law claims is pending.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”) at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the consolidated financial statements, the Company has restated its 2010 consolidated statements of cash flows to correct an error.

As described in Note 2 of the consolidated financial statements, on January 1, 2009, the Company changed its method of determining and recording other-than-temporary impairment for debt securities.

/s/ PRICEWATERHOUSECOOPERS LLP

April 16, 2012

PART C—OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1)	Financial Statements of The Prudential Variable Contract Account-24 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2011; the Statement of Operations for the period ended December 31, 2011; the Statements of Changes in Net Assets for the periods ended December 31, 2011 and 2010; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2)	Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2011 and 2010; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account-24.	Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 23 to Registration Statement filed April 30, 1998.

(4)	(i)(a) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities.	Incorporated by reference to Exhibit (6)(i)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

	(i)(b) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(i)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(i)(c) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(i)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

	(i)(d) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(i)(e) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(i)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

	(ii)(a) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer.	Incorporated by reference to Exhibit (6)(ii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

	(ii)(b) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(ii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(ii)(c) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(ii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(ii)(d) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(ii) (e) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(ii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(a) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plans.	Incorporated by reference to Exhibit (6)(iii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987.

(iii)(b) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987.	Incorporated by reference to Exhibit (6)(iii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(iii)(c) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988.	Incorporated by reference to Exhibit (6)(iii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(iii) (d) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(e) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990.	Incorporated by reference to Exhibit (6)(iii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990.

(iii)(f) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(g) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 11 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(h) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iii)(i) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997.

(iv) Specimen Copy of Group Annuity Contract Form GVA-110-82 for Keogh Plans.	Incorporated by reference to Exhibit (6)(iv) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

(v)(a) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program.	Incorporated by reference to Exhibit (4)(v) to Post-Effective Amendment No. 5 to this Registration Statement, filed April 30, 1985.

(v)(b) Modifications for certain tax changes.	Incorporated by reference to Exhibit (6)(v)(a) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987.

	(vi) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans.	Incorporated by reference to Exhibit (6)(vi) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988.

(5)	Application and Enrollment Forms as revised for use after May 1, 1991.	Incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 19 to this Registration Statement, filed April 29, 1991.

(6)	(i) Copy of the Charter of Prudential.	Incorporated by reference to Post-Effective Amendment No. 18 to Form S-1, Registration No. 33-20083-01, filed April 14, 2005 on behalf of the Prudential Variable Contract Real Property Account.

	(ii) Copy of the By-Laws of Prudential, as amended to and including May 12, 1998.	Incorporated by reference to Post-Effective Amendment No. Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

(9)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 9 to this Registration Statement, filed April 4, 1987.

(10)	(a) Consent of independent registered public accounting firm.	Filed herewith.

	(b) Powers of Attorney for Directors and Officers of Prudential.	Incorporated by reference to Post-Effective Amendment No. 35 to Form N-6, Registration No. 33-20000 filed April 25, 2012 on behalf of The Prudential Variable Appreciable Account.

(13)	Calculation of Performance Data.	Performance information appears under the heading “Performance” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 25. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the headings “The Prudential Insurance Company of America-Directors” and “The Prudential Insurance Company of America-Principal Officers” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, (Prudential) a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration

No. 001-16707), filed on February 24, 2012, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account 24, shares of The Prudential Series Fund, a Delaware trust. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 2 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust. Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 27. NUMBER OF CONTRACTOWNERS

As of January 31, 2012, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 411.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit Item 26(f)(ii) of Post-Effective Amendment No. 29 to Form N-6, Registration No. 33-20000, filed April 21, 2006, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Jennison 20/20 Focus Fund, Prudential Investment Portfolios 3, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential MoneyMart Assets, Inc., Prudential Investment Portfolios 6, Prudential High Yield Fund, Inc., Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 14, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., Target Asset Allocation Funds, The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS’ sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Reference is made to the Sections entitled “Prudential” and “Contract Charges” the prospectus (Part A of this Registration Statement) and “Sale of Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

The Prudential Insurance Company of America

56 North Livingston Avenue

Roseland, New Jersey 07068

The Prudential Insurance Company of America

c/o Prudential Defined Contribution Services

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

State Street Bank and Trust Company

127 West 10th Street

Kansas City, Missouri 64105-1716

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32.	UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6C-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) – (d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 26th day of April, 2012.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT – 24 (REGISTRANT)

BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (DEPOSITOR)

/s/ Joan L. Bozek
Vice President

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*John R. Strangfeld, Jr.	Chairman of the Board, Chief Executive Officer and President

*Thomas J. Baltimore, Jr.	Director

*Gordon W. Bethune	Director

*Gaston Caperton	Director

*Richard J. Carbone	Senior Vice President and Chief Financial Officer

*Gilbert F. Casellas	Director

*James G. Cullen	Director

*William H. Gray, III	Director

*Constance J. Horner	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Christine A. Poon	Director

*James A. Unruh	Director

*By: /s/ Jonathan D. Shain Jonathan D. Shain	Attorney-in-Fact	April 26, 2012

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT – 24

Exhibit Index

Item 29(b)
Exhibit
Number	Description

(10)(a)	Consent of independent registered public accounting firm